The TETON Westwood Funds

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Questions?

Call 800-GABELLI or

your investment representative.

The

TETON

Westwood

Funds (the “Trust”)

Fund	Class	Ticker Symbol
TETON Westwood	AAA	WEMMX
Mighty MitesSM Fund	A	WMMAX
	C	WMMCX
	I	WEIMX

TETON Westwood	AAA	WESCX
SmallCap Equity Fund	A	WWSAX
	C	WWSCX
	I	WWSIX

TETON Westwood	AAA	WMCEX
Mid-Cap Equity Fund	A	WMCAX
	C	WMCCX
	I	WMCRX

TETON Convertible	AAA	WESRX
Securities Fund	A	WEIAX
	C	WEICX
	I	WESIX

TETON Westwood	AAA	WESWX
Equity Fund	A	WEECX
	C	WEQCX
	I	WEEIX

TETON Westwood	AAA	WEBAX
Balanced Fund	A	WEBCX
	C	WBCCX
	I	WBBIX

TETON Westwood	AAA	WEIBX
Intermediate Bond Fund	A	WEAIX
	C	WECIX
	I	WEIIX

PROSPECTUS

January 27, 2017

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUNDS

TETON WESTWOOD MIGHTY MITESSM FUND

(the “Mighty Mites Fund”)

Investment Objective

The Mighty Mites Fund seeks to provide long term capital appreciation by investing primarily in micro-capitalization equity securities.

Fees and Expenses of the Mighty Mites Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Mighty Mites Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the Mighty Mites Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” of the Mighty Mites Fund’s statutory prospectus and in the section entitled, “Purchase and Redemption of Shares” of the Mighty Mites Fund’s Statement of Additional Information (“SAI”).

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less) payable to the Fund	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.50%	1.00%	None
Other Expenses	0.16%	0.16%	0.16%	0.16%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.42%	1.67%	2.17%	1.17%

Expense Example

This example is intended to help you compare the cost of investing in the Mighty Mites Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Mighty Mites Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Mighty Mites Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$145	$449	$776	$1,702
Class A Shares	$563	$905	$1,271	$2,297
Class C Shares	$320	$679	$1,164	$2,503
Class I Shares	$119	$372	$644	$1,420

You would pay the following expenses if you did not redeem your shares of the Mighty Mites Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$145	$449	$776	$1,702
Class A Shares	$563	$905	$1,271	$2,297
Class C Shares	$220	$679	$1,164	$2,503
Class I Shares	$119	$372	$644	$1,420

Portfolio Turnover

The Mighty Mites Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Mighty Mites Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Mighty Mites Fund’s performance. During the most recent fiscal year, the Mighty Mites Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Mighty Mites Fund primarily invests in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $500 million or less at the time of the Mighty Mites Fund’s initial investment.

The Mighty Mites Fund focuses on micro-cap companies which appear to be underpriced relative to their “private market value.” Private market value is the value which Teton Advisors, Inc. (the “Adviser”) believes informed investors would be willing to pay to acquire a company. The Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

Micro-cap companies may also be new or unseasoned companies which are in their very early stages of development. Micro-cap companies can also be engaged in new and emerging industries.

Micro-cap companies are generally not well-known to investors and have less of an investor following than larger companies. The Adviser will attempt to capitalize on the lack of analyst attention to micro-cap stocks and the inefficiency of the micro-cap market.

The Mighty Mites Fund may also invest up to 25% of its total assets in foreign securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”), including in those of companies located in emerging markets. The Mighty Mites Fund may also invest in foreign debt securities.

Principal Risks

You may want to invest in the Fund if:

•	you are a long term investor
•	you seek long term growth of capital
•	you seek an exposure to the micro-cap market segment despite the potential volatility of micro-capitalization stocks

The Mighty Mites Fund’s share price will fluctuate with changes in the market value of the Mighty Mites Fund’s portfolio securities. Your investment in the Mighty Mites Fund is not guaranteed; you may lose money by investing in the Mighty Mites Fund. When you sell Mighty Mites Fund shares, they may be worth more or less than what you paid for them.

Investing in the Mighty Mites Fund involves the following risks:

•

Equity Market Risk.    The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Mighty Mites Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Mighty Mites Fund’s securities goes down, your investment in the Mighty Mites Fund decreases in value.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Mighty Mites Fund holds, then the value of the Mighty Mites Fund’s shares may decline.

•

Small- and Micro-Cap Company Risk.    Although small-cap and micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Mighty Mites Fund by showing changes in the Mighty Mites Fund’s performance from year to year, and by showing how the Mighty

Mites Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index as well as another relevant index. As with all mutual funds, the Mighty Mites Fund’s past performance (before and after taxes) does not predict how the Mighty Mites Fund will perform in the future. Updated information on the Mighty Mites Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD MIGHTY MITES FUND

(Total returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 18.44% (quarter ended September 30, 2009) and the lowest return for a quarter was (16.14)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2016, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood Mighty Mites Fund Class AAA Shares
Return Before Taxes	22.08%	13.90%	9.20%
Return After Taxes on Distributions	20.77%	13.05%	8.48%
Return After Taxes on Distributions and Sale of Fund Shares	13.53%	11.11%	7.46%
TETON Westwood Mighty Mites Fund Class A Shares
Return Before Taxes	16.93%	12.69%	8.50%
Class C Shares
Return Before Taxes	20.14%	13.05%	8.39%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	22.37%	14.18%	9.44%
Indexes (reflects no deduction for fees, expenses or taxes)
Russell 2000 Index	21.31%	14.46%	7.07%
Russell MicrocapTM Index	20.37%	15.59%	5.47%

The returns shown for Class I shares prior to its actual inception date are those of the Class A shares of the Mighty Mites Fund. All Classes of the Mighty Mites Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Mighty Mites Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Mighty Mites Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc.

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolio, has served as a portfolio manager of the Mighty Mites Fund since its inception on May 11, 1998. Ms. Laura Linehan has served as a portfolio manager of the Mighty Mites Fund since its inception in 1998. Ms. Elizabeth M. Lilly, CFA, has been a portfolio manager of the Mighty Mites Fund since July 1, 2011. Mr. Paul D. Sonkin has served as a portfolio manager of the Mighty Mites Fund since October 3, 2013.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $10,000. The minimum initial investment in an automatic monthly investment plan is $1,000. Class I shares are available to investors with a minimum investment of $500,000 and purchasing shares directly through G.distributors, LLC, the Mighty Mites Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem the Mighty Mites Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Mighty Mites Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Mighty Mites Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Mighty Mites Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Mighty Mites Fund.

Tax Information

The Mighty Mites Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Mighty Mites Fund through a broker-dealer or other financial intermediary (such as a bank), the Mighty Mites Fund and its related companies may pay the intermediary for the sale of Mighty Mites Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Mighty Mites Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TETON WESTWOOD SMALLCAP EQUITY FUND

(the “SmallCap Equity Fund”)

Investment Objective

The SmallCap Equity Fund seeks to provide long term capital appreciation by investing primarily in smaller capitalization equity securities.

Fees and Expenses of the SmallCap Equity Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the SmallCap Equity Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the SmallCap Equity Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” of the SmallCap Equity Fund’s statutory prospectus and in the section entitled, “Purchase and Redemption of Shares” of the SmallCap Equity Fund’s Statement of Additional Information (“SAI”).

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less) payable to the Fund	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.50%	1.00%	None
Other Expenses	0.54%	0.54%	0.54%	0.54%

Total Annual Fund Operating Expenses	1.79%	2.04%	2.54%	1.54%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.29)%	(0.29)%	(0.29)%	(0.29)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.50%	1.75%	2.25%	1.25%

(1)

Teton Advisors, Inc. (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the SmallCap Equity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.50% for Class AAA shares, 1.75% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares. Under this same arrangement, the SmallCap Equity Fund has also agreed, during the two-year period following the year of any such waiver and/or reimbursement by the Adviser, to repay such amount, but only to the extent such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.50%, 1.75%, 2.25%, and 1.25% for Class AAA, Class A, Class C, and Class I shares, respectively, after having giving effect to the repayments. The fee waiver and/or expense reimbursement arrangement will continue until at least January 31, 2018, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Expense Example

This example is intended to help you compare the cost of investing in the SmallCap Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the SmallCap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the SmallCap Equity Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$153	$535	$943	$2,081
Class A Shares	$571	$987	$1,429	$2,652
Class C Shares	$328	$763	$1,325	$2,854
Class I Shares	$127	$458	$812	$1,810

You would pay the following expenses if you did not redeem your shares of the SmallCap Equity Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$153	$535	$943	$2,081
Class A Shares	$571	$987	$1,429	$2,652
Class C Shares	$228	$763	$1,325	$2,854
Class I Shares	$127	$458	$812	$1,810

Portfolio Turnover

The SmallCap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the SmallCap Equity Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the SmallCap Equity Fund’s performance. During the most recent fiscal year, the SmallCap Equity Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the SmallCap Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in a portfolio of common stocks of smaller companies. The Adviser characterizes small capitalization companies as those companies with a market capitalization (defined as shares outstanding times current market price) between $100 million and $2.5 billion at the time of the SmallCap Equity Fund’s initial investment. The Adviser may change this characterization at any time in the future based upon the market capitalizations of the securities included in the Russell 2000® and Russell 2000 Value Indexes. The Adviser closely monitors the issuers and will sell a stock if the stock achieves its price objective and has limited further potential for a price increase, the forecasted price/earnings ratio exceeds the future forecasted growth rate, and/or the issuer suffers a negative change in its fundamental outlook.

The SmallCap Equity Fund may also invest up to 25% of its total assets in foreign securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”), including in those of companies located in emerging markets. The SmallCap Equity Fund may also invest in foreign debt securities.

Principal Risks

You may want to invest in the Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek investments in small capitalization growth stocks as part of your overall investment strategy

The SmallCap Equity Fund’s share price will fluctuate with changes in the market value of the SmallCap Equity Fund’s portfolio securities. Your investment in the SmallCap Equity Fund is not guaranteed; you may lose money by investing in the SmallCap Equity Fund. When you sell SmallCap Equity Fund shares, they may be worth more or less than what you paid for them.

Investing in the SmallCap Equity Fund involves the following risks:

•

Equity Market Risk.    The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the SmallCap Equity Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the SmallCap Equity Fund’s securities goes down, your investment in the SmallCap Equity Fund decreases in value.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the SmallCap Equity Fund holds, then the value of the SmallCap Equity Fund’s shares may decline.

•

Small- and Micro-Cap Company Risk.    Although small-cap and micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the SmallCap Equity Fund by showing changes in the SmallCap Equity Fund’s performance from year to year, and by showing how the SmallCap Equity Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indexes. As with all mutual funds, the SmallCap Equity Fund’s past performance (before and after taxes) does not predict how the SmallCap Equity Fund will perform in the future. Updated information on the SmallCap Equity Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD SMALLCAP EQUITY FUND

(Total returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 32.14% (quarter ended June 30, 2009) and the lowest return for a quarter was (32.94)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2016, with maximum sales charges, if applicable)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood SmallCap Equity Fund Class AAA Shares
Return Before Taxes	31.15%	12.84%	7.18%
Return After Taxes on Distributions	28.41%	11.14%	6.33%
Return After Taxes on Distributions and Sale of Fund Shares	19.77%	10.07%	5.72%
TETON Westwood SmallCap Equity Fund Class A Shares
Return Before Taxes	25.50%	11.63%	6.48%
Class C Shares
Return Before Taxes	29.14%	11.99%	6.38%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	31.45%	13.13%	7.42%
Indexes (reflects no deduction for fees, expenses or taxes)
Russell 2000 Index	21.31%	14.46%	7.07%
Russell 2000 Value Index	31.74%	15.07%	6.26%

The returns shown for Class I shares prior to its actual inception date are those of the Class A shares of the SmallCap Equity Fund. All classes of the SmallCap Equity Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of SmallCap Equity Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their SmallCap Equity Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs, (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc.

The Portfolio Manager. Mr. Nicholas F. Galluccio, President and Chief Executive Officer of the Adviser, has served as portfolio manager of the SmallCap Equity Fund since July 1, 2008.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $500,000 and purchasing shares directly through G.distributors, LLC, the SmallCap Equity Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem the SmallCap Equity Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase SmallCap Equity Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

SmallCap Equity Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the SmallCap Equity Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the SmallCap Equity Fund.

Tax Information

The SmallCap Equity Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the SmallCap Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the SmallCap Equity Fund and its related companies may pay the intermediary for the sale of SmallCap Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the SmallCap Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TETON WESTWOOD MID-CAP EQUITY FUND (the “Mid-Cap Equity Fund”)

Investment Objective

The Mid-Cap Equity Fund seeks to provide long term growth of capital and future income.

Fees and Expenses of the Mid-Cap Equity Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Equity Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the Mid-Cap Equity Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” of the Mid-Cap Equity Fund’s statutory prospectus and in the section entitled, “Purchase and Redemption of Shares” of the Mid-Cap Equity Fund’s Statement of Additional Information (“SAI”).

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less) payable to the Fund	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.50%	1.00%	None
Other Expenses	2.01%	1.94%	1.98%	2.00%

Total Annual Fund Operating Expenses	3.26%	3.44%	3.98%	3.00%
Less Fee Waiver and/or Expense Reimbursement(1)	(2.21)%	(2.14)%	(2.18)%	(2.20)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.05%	1.30%	1.80%	0.80%

(1)

Teton Advisors, Inc. (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Mid-Cap Equity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at an annual rate of 1.05% for Class AAA shares, 1.30% for Class A shares, 1.80% for Class C shares, and 0.80% for Class I shares. Under this same arrangement, the Mid-Cap Equity Fund has also agreed, during the three-year period following the year of any such waiver and/or reimbursement by the Adviser, to repay such amount, but only to the extent such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.05%, 1.30%, 1.80%, and 0.80% for Class AAA, Class A, Class C, and Class I shares, respectively, after giving effect to the repayments. The fee waiver and/or expense reimbursement arrangement will continue until at least January 31, 2018, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Expense Example

This example is intended to help you compare the cost of investing in the Mid-Cap Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Mid-Cap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Mid-Cap Equity Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$107	$797	$1,510	$3,407
Class A Shares	$527	$1,223	$1,940	$3,834
Class C Shares	$283	$1,013	$1,860	$4,054
Class I Shares	$82	$719	$1,383	$3,161

You would pay the following expenses if you did not redeem your shares of the Mid-Cap Equity Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$107	$797	$1,510	$3,407
Class A Shares	$527	$1,223	$1,940	$3,834
Class C Shares	$183	$1,013	$1,860	$4,054
Class I Shares	$82	$719	$1,383	$3,161

Portfolio Turnover

The Mid-Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Mid-Cap Equity Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Mid-Cap Equity Fund’s performance. During the most recent fiscal year, the Mid-Cap Equity Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Mid-Cap Equity Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes), under normal circumstances, in equity securities of mid-cap companies, such as common and preferred stocks.

The Mid-Cap Equity Fund invests primarily in mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential. The Mid-Cap Equity Fund defines mid-cap companies as those whose market capitalization (number of shares multiplied by share price) falls within the range of $1 to $20 billion. The portfolio manager will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of its capitalization range. Stock selection is key to the performance of the Mid-Cap Equity Fund.

The portfolio manager seeks to identify companies with characteristics such as:

•	above-average revenue and earnings growth potential
•	attractive products or services
•	financial strength (favorable debt ratios and other financial characteristics)
•	strong competitive positions within their industries
•	high quality management focused on generating shareholder value
•	reasonable valuation

The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The portfolio manager also seeks to identify undervalued companies where a catalyst exists to recognize value or improve a company’s profitability. Examples of these catalysts are:

•	new management
•	industry consolidation
•	change in the company’s fundamentals

The Mid-Cap Equity Fund may invest up to 10% of its net assets in foreign securities; such limitation does not include American Depositary Receipts (“ADRs”), securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission (“SEC”) and listed on a U.S. national securities exchange, and dollar-denominated securities publicly offered in the U.S. by a foreign issuer. The portfolio manager may also invest in various types of derivatives to gain exposure to certain types of securities as an alternative to investing directly in such securities.

Principal Risks

You may want to invest in the Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek investments in mid-cap stocks as part of your overall investment strategy

The Mid-Cap Equity Fund’s share price will fluctuate with changes in the market value of the Mid-Cap Equity Fund’s portfolio securities. Your investment in the Mid-Cap Equity Fund is not guaranteed; you may lose money by investing in the Mid-Cap Equity Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

Investing in the Mid-Cap Equity Fund involves the following risks:

•

Currency Risk.    Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Mid-Cap Equity Fund’s investments in that foreign currency and investments denominated in that foreign currency.

•

Derivatives Risk.    Derivatives may be riskier than other types of investments and may increase the Mid-Cap Equity Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) — consequently, derivatives may experience very large swings in value. The Mid-Cap Equity Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so the Mid-Cap Equity Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Mid-Cap Equity Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Mid-Cap Equity Fund significantly.

•

Equity Market Risk.    The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Mid-Cap Equity Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Mid-Cap Equity Fund’s securities goes down, your investment in the Mid-Cap Equity Fund decreases in value.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Mid-Cap Equity Fund holds, then the value of the Mid-Cap Equity Fund’s shares may decline.

•

Mid-Cap Company Risk.    Mid-cap company risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Mid-Cap Equity Fund by showing changes in the Mid-Cap Equity Fund’s performance from year to year, and by showing how the Mid-Cap Equity Fund’s average annual returns for one year and the life of the Fund compared with the Russell Midcap Index and the Russell Midcap Growth Index. As with all mutual funds, the Mid-Cap Equity Fund’s past performance (before and after taxes) does not predict how the Mid-Cap Equity Fund will perform in the future. Updated information on the Mid-Cap Equity Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD MID-CAP EQUITY FUND

(Total returns for Class AAA Shares for the Years Ended December 31)

During the calendar year shown in the bar chart, the highest return for a quarter was 6.83% (quarter ended September 30, 2016) and the lowest return for a quarter was (3.03)% (quarter ended September 30, 2014).

Average Annual Total Returns (for the periods ended December 31, 2016, with maximum sales charges, if applicable)	Past One Year	Since Inception (May 31, 2013)
TETON Westwood Mid-Cap Equity Fund Class AAA Shares
Return Before Taxes	6.53%	6.05%
Return After Taxes on Distributions	6.23%	5.59%
Return After Taxes on Distributions and Sale of Fund Shares	3.95%	4.66%
TETON Westwood Mid-Cap Equity Fund Class A Shares
Return Before Taxes	2.05%	4.60%
TETON Westwood Mid-Cap Equity Fund Class C Shares
Return Before Taxes	4.74%	5.26%
TETON Westwood Mid-Cap Equity Fund Class I Shares
Return Before Taxes	7.04%	6.39%
Index (reflects no deduction for fees, expenses, or taxes)
Russell Midcap Index	13.80%	10.54%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	7.33%	9.49%

All Classes of the Mid-Cap Equity Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Mid-Cap Equity Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Mid-Cap Equity Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc.

The Portfolio Manager. Mr. Nicholas F. Galluccio, President and Chief Executive Officer of the Adviser, has served as the lead portfolio manager of the Mid-Cap Equity Fund since January 17, 2017.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $500,000 and purchasing shares directly through G.distributors, LLC, the Mid-Cap Equity Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem the Mid-Cap Equity Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Mid-Cap Equity Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Mid-Cap Equity Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Mid-Cap Equity Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Mid-Cap Equity Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Mid-Cap Equity Fund.

Tax Information

The Mid-Cap Equity Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Mid-Cap Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Mid-Cap Equity Fund and its related companies may pay the intermediary for the sale of Mid-Cap Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Mid-Cap Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TETON CONVERTIBLE SECURITIES FUND

(the “Convertible Securities Fund”)

Investment Objective

The Convertible Securities Fund seeks to provide a high level of current income as well as long term capital appreciation.

Fees and Expenses of the Convertible Securities Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Convertible Securities Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the Convertible Securities Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” of the Convertible Securities Fund’s statutory prospectus and in the section entitled, “Purchase and Redemption of Shares” of the Convertible Securities Fund’s Statement of Additional Information (“SAI”).

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less) payable to the Fund	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.50%	1.00%	None
Other Expenses	1.49%	1.49%	1.49%	1.49%

Total Annual Fund Operating Expenses	2.74%	2.99%	3.49%	2.49%
Less Fee Waiver and/or Expense Reimbursement(1)	(1.59)%	(1.59)%	(1.59)%	(1.59)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.15%	1.40%	1.90%	0.90%

(1)

Teton Advisors, Inc. (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Convertible Securities Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.15% for Class AAA shares, 1.40% for Class A shares, 1.90% for Class C shares, and 0.90% for Class I shares. Under this same arrangement, the Fund has also agreed, during the three year period following the year of any such waiver and/or reimbursement by the Adviser, to repay such amount, but only to the extent such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.15%, 1.40%, 1.90%, and 0.90% for Class AAA,

Class A, Class C, and Class I shares, respectively, after giving effect to the repayments. The fee waiver and/or expense reimbursement arrangement will continue until at least January 31, 2018 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Expense Example

This example is intended to help you compare the cost of investing in the Convertible Securities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Convertible Securities Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Convertible Securities Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$117	$699	$1,308	$2,954
Class A Shares	$537	$1,144	$1,775	$3,468
Class C Shares	$293	$923	$1,676	$3,660
Class I Shares	$92	$623	$1,182	$2,706

You would pay the following expenses if you did not redeem your shares of the Convertible Securities Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$117	$699	$1,308	$2,954
Class A Shares	$537	$1,144	$1,775	$3,468
Class C Shares	$193	$923	$1,676	$3,660
Class I Shares	$92	$623	$1,182	$2,706

Portfolio Turnover

The Convertible Securities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Convertible Securities Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Convertible Securities Fund’s performance. During the most recent fiscal year, the Convertible Securities Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Convertible Securities Fund invests, under normal circumstances, at least 80% of its net assets in convertible securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Convertible Securities Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Convertible Securities Fund may invest up to 20% of its net assets in common stocks, non-convertible preferred stocks, and non-convertible fixed income securities.

The Convertible Securities Fund may also invest in non-convertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Adviser to be of comparable quality), within the above 20% limitation. The Convertible Securities Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The Convertible Securities Fund may invest in illiquid or thinly traded securities, subject to any limitations described in the prospectus and/or Statement of Additional Information. The Convertible Securities Fund may also invest in securities that are eligible for resale under Rule 144A of the Securities Act of 1933, as amended.

The Convertible Securities Fund may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets countries (i.e., those that are in the initial stages of their industrial cycles), non-U.S. dollar denominated securities, and depositary receipts. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

By investing in convertible securities, the Convertible Securities Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market.

In buying and selling securities for the Convertible Securities Fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase have materially changed.

The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. Under normal market conditions, the portfolio managers utilize this strategy to seek to capture approximately 60% to 80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

The Convertible Securities Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants, and other derivative instruments. In response to adverse market, economic, political or other conditions, the Convertible Securities Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Convertible Securities Fund may not achieve its investment objective when it does so.

While the Convertible Securities Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors.

Principal Risks:

You may want to invest in the Fund if:

•	you are a long term investor
•	you seek a high level of current income as well as growth of capital

The Convertible Securities Fund’s share price will fluctuate with changes in the market value of the Convertible Securities Fund’s portfolio securities and changes in prevailing interest rates. Your investment in the Convertible Securities Fund is not guaranteed; you may lose money by investing in the Convertible Securities Fund. When you sell Convertible Securities Fund shares, they may be worth more or less than what you paid for them.

Investing in the Convertible Securities Fund involves the following risks:

•

Convertible Securities Risk.    Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

•

Credit Risk.    The Convertible Securities Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Convertible Securities Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Convertible Securities Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

•

Equity Market Risk.    The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Convertible Securities Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Convertible Securities Fund’s securities goes down, your investment in the Convertible Securities Fund decreases in value.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

High Yield Securities Risk.    The Convertible Securities Fund may invest in higher yielding, lower rated bonds, commonly called “junk bonds”. Bonds that are rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Adviser to be of comparable quality, are generally considered to be high yield bonds. These high yield bonds are subject to greater risks than lower yielding, higher rated debt securities. As a result, the Convertible Securities Fund may experience losses associated with its holdings of high yield securities.

•

Interest Rate Risk.    The Convertible Securities Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Convertible Securities Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

•

Management Risk.    If the portfolio manager is incorrect in her assessment of the growth prospects of the securities the Convertible Securities Fund holds, then the value of the Convertible Securities Fund’s shares may decline.

•

Small-Cap Company Risk. Although small-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap company stock prices tend to rise and fall in value more than other stocks.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Convertible Securities Fund by showing changes in the Convertible Securities Fund’s performance from year to year, and by showing how the Convertible Securities Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index and another relevant index. As with all mutual funds, the Convertible Securities Fund’s past performance (before and after taxes) does not predict how the Convertible Securities Fund will perform in the future. Updated information on the Convertible Securities Fund’s results can be obtained by visiting www.gabelli.com.

TETON CONVERTIBLE SECURITIES FUND

(Total returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 14.90% (quarter ended June 30, 2009) and the lowest return for a quarter was (18.33)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2016, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
TETON Convertible Securities Fund Class AAA Shares
Return Before Taxes	6.32%	8.06%	3.46%
Return After Taxes on Distributions	5.08%	7.64%	2.88%
Return After Taxes on Distributions and Sale of Fund Shares	4.58%	6.35%	2.62%
TETON Convertible Securities Fund Class A Shares
Return Before Taxes	1.69%	6.92%	2.78%
Class C Shares
Return Before Taxes	4.41%	7.26%	2.69%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	6.52%	8.33%	3.69%
Indexes (reflects no deduction for fees, expenses or taxes)*
Bank of America Merrill Lynch U.S. Convertibles Index	10.43%	10.98%	6.44%
Standard & Poor’s 500 Index	11.96%	14.66%	6.95%
Lipper Equity Income Funds Average	14.34%	12.44%	5.66%

*	Effective October 1, 2016, the Fund changed its name to Teton Convertible Securities Fund and as a result, the Fund’s new index was selected as its use is more closely aligned with the Fund’s investment process and style. The Adviser intends to remove the Lipper Equity Income Funds Average in the future.

The returns shown for Class I shares prior to its actual inception date are those of the Class A shares of the Convertible Securities Fund. All classes of the Convertible Securities Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Convertible Securities Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Convertible Securities Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs (collectively “IRAs”).

Management

The Adviser. Teton Advisors, Inc.

The Sub-Adviser. Gabelli Funds, LLC

The Portfolio Manager. The Convertible Securities Fund’s portfolio is jointly managed by Ms. Jane O’Keeffe, Mr. Thomas Dinsmore, CFA, and Mr. James Dinsmore, CFA. Ms. O’Keeffe, Mr. T. Dinsmore, and Mr. J. Dinsmore have served as portfolio managers of the Fund since 2016.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA and Class A shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA and Class A shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $100,000 and purchasing shares directly through G.distributors, LLC, the Convertible Securities Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

As of October 1, 2016, Class C shares of the Convertible Securities Fund are no longer available for new purchases. Existing shareholders of Class C shares may continue to hold such shares. Dividends and capital gain distributions, if any, paid on Class C shares may continue to be reinvested in Class C shares in accordance with the Convertible Securities Fund’s current policies. Similarly, any shareholders that have an automatic investment plan with the Convertible Securities Fund, will have such recurring investments automatically reinvested into Class C shares of the Convertible Securities Fund. All other features of Class C shares remain unchanged and continue in effect.

You can purchase or redeem the Convertible Securities Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Convertible Securities Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Convertible Securities Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Convertible Securities Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Convertible Securities Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Convertible Securities Fund.

Tax Information

The Convertible Securities Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Convertible Securities Fund through a broker-dealer or other financial intermediary (such as a bank), the Convertible Securities Fund and its related companies may pay the intermediary for the sale of Convertible Securities Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Convertible Securities Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TETON WESTWOOD EQUITY FUND

(the “Equity Fund”)

Investment Objectives

The Equity Fund seeks to provide capital appreciation. The Equity Fund’s secondary goal is to produce current income.

Fees and Expenses of the Equity Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the Equity Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” of the Equity Fund’s statutory prospectus and in the section entitled, “Purchase and Redemption of Shares” of the Equity Fund’s Statement of Additional Information (“SAI”).

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.50%	1.00%	None
Other Expenses	0.38%	0.38%	0.38%	0.38%

Total Annual Fund Operating Expenses	1.63%	1.88%	2.38%	1.38%

Expense Example

This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$166	$514	$887	$1,933
Class A Shares	$583	$967	$1,375	$2,513
Class C Shares	$341	$742	$1,270	$2,716
Class I Shares	$140	$437	$755	$1,657

You would pay the following expenses if you did not redeem your shares of the Equity Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$166	$514	$887	$1,933
Class A Shares	$583	$967	$1,375	$2,513
Class C Shares	$241	$742	$1,270	$2,716
Class I Shares	$140	$437	$755	$1,657

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Equity Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in common stocks and securities which may be converted into common stocks. The Equity Fund invests in a portfolio of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years.

In selecting securities, Westwood Management Corp., the Equity Fund’s sub-adviser (the “Sub-Adviser”), maintains a list of securities of issuers which it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if the Sub-Adviser’s forecast for growth rates and earnings exceeds Wall Street expectations. The Sub-Adviser closely monitors the issuers and will sell a stock if the Sub-Adviser expects limited future price appreciation, there is a fundamental change that negatively impacts their growth assumptions, and/or the price of the stock declines 15% in the first forty-five days held. The Equity Fund’s risk characteristics, such as beta (a measure of volatility), are generally expected to be less than those of the Standard & Poor’s 500 Index (the “S&P 500 Index”), the Equity Fund’s benchmark.

The Equity Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”), including in those companies located in emerging markets. The Equity Fund may also invest in foreign debt securities.

Principal Risks

You may want to invest in the Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek a fund with a growth orientation as part of your overall investment plan

The Equity Fund’s share price will fluctuate with changes in the market value of the Equity Fund’s portfolio securities. Your investment in the Equity Fund is not guaranteed; you may lose money by investing in the Equity Fund. When you sell Equity Fund shares, they may be worth more or less than what you paid for them.

Investing in the Equity Fund involves the following risks:

•

Equity Market Risk.    The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Equity Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Equity Fund’s securities goes down, your investment in the Equity Fund decreases in value.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Equity Fund holds, then the value of the Equity Fund’s shares could go down.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Equity Fund by showing changes in the Equity Fund’s performance from year to year, and by showing how the Equity Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Equity Fund’s past performance (before and after taxes) does not predict how the Equity Fund will perform in the future. Updated information on the Equity Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD EQUITY FUND

(Total returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 13.14% (quarter ended December 31, 2011) and the lowest return for a quarter was (20.64)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2016, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood Equity Fund Class AAA Shares
Return Before Taxes	10.30%	12.74%	5.45%
Return After Taxes on Distributions	8.53%	11.40%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares	7.25%	10.14%	4.31%
TETON Westwood Equity Fund
Class A Shares
Return Before Taxes	1.69%	6.92%	2.78%
Class C Shares
Return Before Taxes	4.41%	7.26%	2.69%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	10.52%	12.99%	5.67%
Index (reflects no deduction for fees, expenses or taxes) S&P 500 Index	11.96%	14.66%	6.95%

The returns shown for Class I shares prior to its actual inception date are those of the Class A shares of the Equity Fund. All classes of the Equity Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Equity Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

After-tax returns shown are not relevant to investors who hold their Equity Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc.

The Sub-Adviser. Westwood Management Corp.

The Portfolio Managers. Mr. Mark R. Freeman, CFA, Executive Vice President and Chief Investment Officer of the Sub-Adviser, has managed the Equity Fund since 2012. Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, has managed the Equity Fund since 2012. Ms. Lisa Dong, CFA, Senior Vice President and Product Director, has managed the Equity Fund since 2012. Mr. Matthew R. Lockridge, Vice President and Research Analyst, has managed the Equity Fund since 2013. Mr. Varun V. Singh, PhD, CFA, Vice President and Research Analyst, has managed the Equity Fund since 2013.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $500,000 and purchasing shares directly through G.distributors, LLC, the Equity Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem the Equity Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Equity Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Equity Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Equity Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Equity Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Equity Fund.

Tax Information

The Equity Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Equity Fund and its related companies may pay the intermediary for the sale of Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TETON WESTWOOD BALANCED FUND

(the “Balanced Fund”)

Investment Objective

The Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

Fees and Expenses of the Balanced Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the Balanced Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” of the Balanced Fund’s statutory prospectus and in the section entitled, “Purchase and Redemption of Shares” of the Balanced Fund’s Statement of Additional Information (“SAI”).

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.50%	1.00%	None
Other Expenses	0.35%	0.35%	0.35%	0.35%

Total Annual Fund Operating Expenses	1.35%	1.60%	2.10%	1.10%

Expense Example

This example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Balanced Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$137	$428	$739	$1,624
Class A Shares	$556	$885	$1,236	$2,224
Class C Shares	$313	$658	$1,129	$2,431
Class I Shares	$112	$350	$606	$1,340

You would pay the following expenses if you did not redeem your shares of the Balanced Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$137	$428	$739	$1,624
Class A Shares	$556	$885	$1,236	$2,224
Class C Shares	$213	$658	$1,129	$2,431
Class I Shares	$112	$350	$606	$1,340

Portfolio Turnover

The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Balanced Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Balanced Fund’s performance. During the most recent fiscal year, the Balanced Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Balanced Fund invests in a combination of equity and debt securities. The Balanced Fund is primarily equity-oriented, and uses a top-down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. Westwood Management Corp., the Balanced Fund’s sub-adviser (the “Sub-Adviser”) will typically invest 30% to 70% of the Balanced Fund’s assets in equity securities and 70% to 30% in debt securities, and the balance of the Balanced Fund’s assets in cash or cash equivalents. The actual mix of assets will vary depending on the Sub-Adviser’s analysis of market and economic conditions.

The Balanced Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential. The Sub-Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Balanced Fund.

The debt securities held by the Balanced Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”). The Balanced Fund may invest in fixed income securities of any maturity.

The Balanced Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”), including in those of companies located in emerging markets. The Balanced Fund may also invest in foreign debt securities.

Principal Risks

You may want to invest in the Fund if:

•	you are a long term investor
•	you seek both growth of capital and current income
•	you want participation in market growth with some emphasis on preserving assets in “down” markets

The Balanced Fund is subject to the risk that its allocations between equity and debt securities may underperform other allocations. The Balanced Fund’s share price will fluctuate with changes in the market value of the Balanced Fund’s portfolio securities. Your investment in the Balanced Fund is not guaranteed; you may lose money by investing in the Balanced Fund. When you sell Balanced Fund shares, they may be worth more or less than what you paid for them.

Investing in the Balanced Fund involves the following risks:

•

Credit Risk.    The Balanced Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Balanced Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Balanced Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

•

Equity Market Risk.    The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Balanced Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Balanced Fund’s securities goes down, your investment in the Balanced Fund decreases in value.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Interest Rate Risk.    The Balanced Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Balanced Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Balanced Fund holds, then the value of the Balanced Fund’s shares may decline.

•

Pre-Payment Risk.    The Balanced Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Balanced Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Balanced Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Balanced Fund’s income, total return, and share price.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Balanced Fund by showing changes in the Balanced Fund’s performance from year to year, and by showing how the Balanced Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index and other relevant indices. As with all mutual funds, the Balanced Fund’s past performance (before and after taxes) does not predict how the Balanced Fund will perform in the future. Updated information on the Balanced Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD BALANCED FUND

(Total returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 8.20% (quarter ended June 30, 2009) and the lowest return for a quarter was (11.20)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2016, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood Balanced Fund Class AAA Shares
Return Before Taxes	6.96%	8.35%	4.88%
Return After Taxes on Distributions	5.40%	6.66%	3.72%
Return After Taxes on Distributions and Sale of Fund Shares	5.20%	6.47%	3.79%
TETON Westwood Balanced Fund Class A Shares
Return Before Taxes	2.48%	7.21%	4.20%
Class C Shares
Return Before Taxes	5.08%	7.54%	4.11%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	7.27%	8.62%	5.12%
Indexes (reflects no deduction for fees, expenses or taxes) Bloomberg Barclays Government/Credit Bond Index	3.05%	2.29%	4.40%
S&P 500 Index	11.96%	14.66%	6.95%
60% S&P 500 Index and 40% Barclays Government/Credit Bond Index	8.40%	9.71%	5.93%

The returns shown for Class I shares prior to its actual inception date are those of the Class A shares of the Balanced Fund. All classes of the Balanced Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Balanced Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Balanced Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc.

The Sub-Adviser. Westwood Management Corp.

The Portfolio Managers. Mr. Mark R. Freeman, CFA, Executive Vice President and Chief Investment Officer of the Sub-Adviser, has managed the Balanced Fund since 2012. Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, has managed the Balanced Fund since 2012. Ms. Lisa Dong, CFA, Senior Vice President and Product Director, has managed the Balanced Fund since 2012. Mr. Matthew R. Lockridge, Vice President and Research Analyst, has managed the Balanced Fund since 2013. Mr. Varun V. Singh, PhD, CFA, Vice President and Research Analyst, has managed the Balanced Fund since 2013.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and

Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $500,000 and purchasing shares directly through G.distributors, LLC, the Balanced Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem the Balanced Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Balanced Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Balanced Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Balanced Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Balanced Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Balanced Fund.

Tax Information

The Balanced Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Balanced Fund through a broker-dealer or other financial intermediary (such as a bank), the Balanced Fund and its related companies may pay the intermediary for the sale of Balanced Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Balanced Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TETON WESTWOOD INTERMEDIATE BOND FUND

(the “Intermediate Bond Fund”)

Investment Objective

The Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

Fees and Expenses of the Intermediate Bond Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Bond Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the Intermediate Bond Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” of the Intermediate Bond Fund’s statutory prospectus and in the section entitled, “Purchase and Redemption of Shares” of the Intermediate Bond Fund’s Statement of Additional Information (“SAI”).

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee or Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.35%	1.00%	None
Other Expenses	0.57%	0.57%	0.57%	0.57%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.44%	1.54%	2.19%	1.19%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.42)%	(0.42)%	(0.42)%	(0.42)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.02%	1.12%	1.77%	0.77%

(1)

Teton Advisors, Inc. (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Intermediate Bond Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.00% for Class AAA shares, 1.10% for Class A shares, 1.75% for Class C shares, and 0.75% for Class I shares. Under this same arrangement, the Intermediate Bond Fund has also agreed, during the two-year period following the year of any such waiver and/or reimbursement by the Adviser, to repay such amount, but only to the extent such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.00%, 1.10%, 1.75%, and 0.75% for Class AAA, Class A, Class C, and Class I shares, respectively, after having giving effect to the repayments. The fee waiver and/or expense reimbursement arrangement will continue until at least January 31, 2018, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Expense Example

This example is intended to help you compare the cost of investing in the Intermediate Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Intermediate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Intermediate Bond Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$104	$414	$747	$1,688
Class A Shares	$510	$827	$1,168	$2,127
Class C Shares	$280	$645	$1,136	$2,491
Class I Shares	$79	$336	$614	$1,406

You would pay the following expenses if you did not redeem your shares of the Intermediate Bond Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$104	$414	$747	$1,688
Class A Shares	$510	$827	$1,168	$2,127
Class C Shares	$180	$645	$1,136	$2,491
Class I Shares	$79	$336	$614	$1,406

Portfolio Turnover

The Intermediate Bond Fund pays transaction costs, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Intermediate Bond Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Intermediate Bond Fund’s performance. During the most recent fiscal year, the Intermediate Bond Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions the Intermediate Bond Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in bonds of various types and with various maturities. The Intermediate Bond Fund focuses on investment grade bonds of domestic corporations and governments. Investment grade debt securities are securities rated in the four highest ratings categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”).

Although there are no restrictions on the maximum or minimum maturity of any individual fixed income security that the Intermediate Bond Fund may invest in, generally the Intermediate Bond Fund will have a dollar weighted average maturity of three to ten years. The Intermediate Bond Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities, and certain collateralized and asset-backed securities. The Intermediate Bond Fund will seek to maintain an average rating of AA or better by Standard & Poor’s Ratings Services, a division of McGraw-Hill Companies, (“Standard & Poor’s”), or comparable quality for the securities in its portfolio.

In selecting securities for the Intermediate Bond Fund, the Westwood Management Corp., the Intermediate Bond Fund’s sub-adviser (the “Sub-Adviser”), focuses both on the fundamentals of particular issuers and yield curve positioning. The Sub-Adviser seeks to earn risk-adjusted returns superior to those of the Barclays Government/Credit Bond Index over time. The Sub-Adviser invests 80% to 100% of the Fund’s assets in debt securities and the remainder in cash or cash equivalents. The Sub-Adviser has disciplines in place that serve as sell signals such as a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

Principal Risks

You may want to invest in the Fund if:

•	you are seeking current income consistent with the maintenance of principal and liquidity
•	you are conservative in your investment approach
•	you are seeking exposure to investment grade bonds as part of your overall investment strategy

The Intermediate Bond Fund’s share price will fluctuate with changes in prevailing interest rates and the market value of the Intermediate Bond Fund’s portfolio securities. Your investment in the Intermediate Bond Fund is not guaranteed; you may lose money by investing in the Intermediate Bond Fund. When you sell Intermediate Bond Fund shares, they may be worth more or less than what you paid for them.

Investing in the Intermediate Bond Fund involves the following risks:

•

Credit Risk.    The Intermediate Bond Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Intermediate Bond Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Intermediate Bond Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

•

Interest Rate Risk.    The Intermediate Bond Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Intermediate Bond Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Intermediate Bond Fund holds, then the value of the Intermediate Bond Fund’s shares may decline.

•

Pre-Payment Risk.    The Intermediate Bond Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Intermediate Bond Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Intermediate Bond Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Intermediate Bond Fund’s income, total return, and share price.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Intermediate Bond Fund by showing changes in the Intermediate Bond Fund’s performance from year to year, and by showing how the Intermediate Bond Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Intermediate Bond Fund’s past performance (before and after taxes) does not predict how the Intermediate Bond Fund will perform in the future. Updated information on the Intermediate Bond Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD INTERMEDIATE BOND FUND

(Total returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 5.06% (quarter ended December 31, 2008) and the lowest return for a quarter was (2.86)% (quarter ended December 31, 2016).

Average Annual Total Returns (for the years ended December 31, 2016, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood Intermediate Bond Fund Class AAA Shares
Return Before Taxes	1.45%	0.72%	2.88%
Return After Taxes on Distributions	0.63%	(0.01)%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares	0.87%	0.28%	1.93%
TETON Westwood Intermediate Bond Fund Class A Shares
Return Before Taxes	(2.72)%	(0.21)%	2.35%
Class C Shares
Return Before Taxes	(0.29)%	(0.03)%	2.29%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	1.80%	0.97%	3.10%
Index (reflects no deduction for fees, expenses or taxes)
Bloomberg Barclays Government/Credit Bond Index	3.05%	2.29%	4.40%

The returns shown for Class I shares prior to its inception date are those of the Class A shares of the Intermediate Bond Fund. All classes of the Intermediate Bond Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Intermediate Bond Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Intermediate Bond Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth’’ IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc.

The Sub-Adviser. Westwood Management Corp.

The Portfolio Manager. Mr. Mark R. Freeman, CFA, Executive Vice President and Chief Investment Officer of the Sub-Adviser, has served as portfolio manager for the Intermediate Bond Fund since 1999.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $500,000 and purchasing shares directly through G.distributors, LLC, the

Intermediate Bond Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem the Intermediate Bond Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading ( a “Business Day”). You may purchase or redeem Intermediate Bond Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Intermediate Bond Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Intermediate Bond Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Intermediate Bond Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Intermediate Bond Fund.

Tax Information

The Intermediate Bond Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Intermediate Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Intermediate Bond Fund and its related companies may pay the intermediary for the sale of Intermediate Bond Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Intermediate Bond Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS

The Mighty MitesSM Fund and the SmallCap Equity Fund each seek to provide long term capital appreciation. The Mid-Cap Equity Fund seeks to provide long term growth of capital and future income. The Convertible Securities Fund seeks to provide a high level of current income as well as long term capital appreciation. The Equity Fund seeks to provide capital appreciation. Its secondary goal is to provide current income. The Balanced Fund seeks to provide capital appreciation and current income. The Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principle and liquidity. Each Fund’s investment objective is fundamental and may not be changed without shareholder approval.

The non-fundamental investment policy of each of the SmallCap Equity, Mid-Cap Equity, Convertible Securities, Equity, and Intermediate Bond Funds relating to their respective 80% Investment Policy may be changed by the Board without shareholder approval. Shareholders will, however, receive at least sixty days’ prior written notice of any changes in the 80% Investment Policy. Your investment in a Fund is not guaranteed and you could lose some or all of the amount you invested in a Fund.

Mighty Mites Fund

The Mighty Mites Fund primarily invests in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $500 million or less at the time of the Mighty Mites Fund’s initial investment. These companies are called micro-cap companies.

The Mighty Mites Fund focuses on micro-cap companies which appear to be underpriced relative to their “private market value.” Private market value is the value which the Adviser believes informed investors would be willing to pay to acquire a company.

In selecting stocks, the Adviser attempts to identify companies that:

•	have above-average sales and earnings growth prospects
•	have improving balance sheet fundamentals given the current status of economic and business cycles
•	are undervalued and may significantly appreciate due to management changes, stock acquisitions, mergers, reorganizations, tender offers, spin-offs, or other significant events
•	have new or unique products, new or expanding markets, changing competitive or regulatory climates, or undervalued assets or franchises

The Adviser also considers the stocks’ prices and the issuers’ balance sheet characteristics and strength of management.

Micro-cap companies may be new or unseasoned companies which are in their very early stages of development. Micro-cap companies can also be engaged in new and emerging industries.

Micro-cap companies are generally not well-known to investors and have less of an investor following than larger companies. The Adviser will attempt to capitalize on the lack of analyst attention to micro-cap stocks and the inefficiency of the micro-cap market.

The Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target or a change to a company’s fundamentals that make the risk/reward profile unattractive. The Mighty Mites Fund’s share price will fluctuate with changes in the market value of the Mighty Mites Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Mighty Mites Fund is also subject to the risk that investment in micro-cap stocks may be subject to more abrupt or erratic movements in price than investment in small, medium, and large-capitalization stocks. The Mighty Mites Fund is also subject to the risk that the Adviser’s judgments about above-average growth potential of a particular company is incorrect and that the perceived value of such company’s stock is not realized by the market, or that the price of the Mighty Mites Fund’s portfolio securities will decline. The greater price volatility of micro-cap stocks may result from the fact that there may be less market liquidity, less information publicly available, or fewer investors who monitor the activities of those companies. The Mighty Mites Fund is also subject to the risk that micro-cap stocks fall out of favor generally with investors.

The Mighty Mites Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs, including in those of companies located in emerging markets. The Mighty Mites Fund may also invest in foreign debt securities.

SmallCap Equity Fund

Under normal market conditions, the SmallCap Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in a portfolio of common stocks of smaller companies. The SmallCap Equity Fund’s Adviser characterizes small capitalization companies as those companies with a market capitalization (defined as shares outstanding times current market price) between $100 million and $2.5 billion at the time of the SmallCap Equity Fund’s initial investment. The Adviser may change this characterization at any time in the future based upon the market capitalizations of the securities included in the Russell 2000® Index.

In selecting securities for the SmallCap Equity Fund, the Adviser considers companies which offer:

•	an increasing return on equity
•	a low debt/equity ratio
•	recent earnings surprises that may mark the beginning of a trend towards improved returns and profitability particularly when those trends have not been fully reflected in consensus earnings estimates
•	current market valuation that is significantly below proprietary valuation estimates

Frequently small capitalization companies exhibit one or more of the following traits:

•	new products or technologies
•	new distribution methods
•	rapid changes in industry conditions due to regulatory or other developments
•	changes in management or similar characteristics that may result in expected growth in earnings

The SmallCap Equity Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies in new and emerging industries.

The Adviser closely monitors the issuers and will sell a stock if the stock achieves its price objective and has limited further potential for price increase, the forecasted price/earnings ratio exceeds the future forecasted growth rate, and/or the issuer suffers a negative change in its fundamental outlook.

Because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may initially overlook favorable trends in certain smaller companies, and then will adjust its valuation more quickly once these trends are recognized. Smaller companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts, or a change in management) than larger companies.

The SmallCap Equity Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs, including in those of companies located in emerging markets. The SmallCap Equity Fund may also invest in foreign debt securities.

The SmallCap Equity Fund’s share price will fluctuate with changes in the market value of the SmallCap Equity Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Investment in small capitalization stocks may be subject to more abrupt or erratic movements in price than investment in medium and large capitalization stocks. The SmallCap Equity Fund is also subject to the risk that the Adviser’s judgments about above-average growth potential of a particular company is incorrect and that the perceived value of such company’s stock is not realized by the market, or that the price of the SmallCap Equity Fund’s portfolio securities will decline. The greater price volatility of small capitalization stocks may result from the fact that there may be less market liquidity, less information publicly available, or fewer investors who monitor the activities of those companies. The SmallCap Equity Fund is also subject to the risk that small capitalization stocks fall out of favor generally with investors.

Mid-Cap Equity Fund

The Mid-Cap Equity Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes), under normal circumstances, in equity securities of mid-cap companies, such as common and preferred stocks.

The Mid-Cap Equity Fund invests primarily in mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential. The Mid-Cap Equity Fund defines mid-cap companies as those whose market capitalization (number of shares multiplied by share price) falls within the range of $1 to $20 billion. The portfolio manager will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of its capitalization range. Stock selection is key to the performance of the Mid-Cap Equity Fund.

The portfolio manager seeks to identify companies with characteristics such as:

•	above-average revenue and earnings growth potential
•	attractive products or services
•	financial strength (favorable debt ratios and other financial characteristics)
•	strong competitive positions within their industries
•	high quality management focused on generating shareholder value
•	reasonable valuation

The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The portfolio manager also seeks to identify undervalued companies where a catalyst exists to recognize value or improve a company’s profitability. Examples of these catalysts are:

•	new management
•	industry consolidation
•	change in the company’s fundamentals

The Mid-Cap Equity Fund may invest up to 10% of its net assets in foreign securities; such limitation does not include ADRs, securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange, and dollar-denominated securities publicly offered in the U.S. by a foreign issuer. The portfolio manager may also invest in various types of derivatives to gain exposure to certain types of securities as an alternative to investing directly in such securities.

Convertible Securities Fund

The Convertible Securities Fund invests, under normal circumstances, at least 80% of its net assets in convertible securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Convertible Securities Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Convertible Securities Fund may invest up to 20% of its net assets in common stocks, non-convertible preferred stocks, and non-convertible fixed income securities.

The Convertible Securities Fund may also invest in non-convertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Adviser to be of comparable quality), within the above 20% limitation. The Convertible Securities Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The Convertible Securities Fund may invest in illiquid or thinly traded securities, subject to any limitations described in the prospectus and/or Statement of Additional Information. The Convertible Securities Fund may also invest in securities that are eligible for resale under Rule 144A of the Securities Act of 1933, as amended.

The Convertible Securities Fund may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets countries (i.e., those that are in the initial stages of their industrial cycles), non-U.S. dollar denominated securities, and depositary receipts. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

By investing in convertible securities, the Convertible Securities Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market.

In buying and selling securities for the Convertible Securities Fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase have materially changed.

The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. Under normal market conditions, the portfolio managers utilize this strategy to seek to capture approximately 60% to 80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

The Convertible Securities Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants, and other derivative instruments. In response to adverse market, economic, political or other conditions, the Convertible Securities Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Convertible Securities Fund may not achieve its investment objective when it does so.

While the Convertible Securities Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors.

Equity Fund

Under normal market conditions, the Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in common stocks and securities which may be converted into common stocks. The Equity Fund invests in a portfolio of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years.

In selecting securities, the Sub-Adviser maintains a list of securities of issuers which it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if the Sub-Adviser’s forecast for growth rates and earnings exceeds Wall Street expectations. The Sub-Adviser closely monitors the issuers and will sell a stock if the Sub-Adviser expects limited future price appreciation, there is a fundamental change that negatively impacts their growth assumptions, and/or the price of the stock declines 15% in the first forty-five days held. The Equity Fund’s risk characteristics, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Index.

The Equity Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs, including in those of companies located in emerging markets. The Equity Fund may also invest in foreign debt securities.

The Equity Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Equity Fund is also subject to the risk that the Sub-Adviser’s judgments about above- average growth potential of a particular company is incorrect and the perceived value of such company’s stock is not realized by the market, or that the price of the Equity Fund’s portfolio securities will decline.

Balanced Fund

The Balanced Fund invests in a combination of equity and debt securities. The Balanced Fund is primarily equity-oriented, and uses a top-down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. The Sub-Adviser will typically invest 30% to 70% of the Balanced Fund’s assets in equity securities and 70% to 30% in debt securities, and the balance of the Balanced Fund’s assets in cash or cash equivalents. The actual mix of assets will vary depending on the Sub-Adviser’s analysis of market and economic conditions.

The Balanced Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential. The Sub-Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

The debt securities held by the Balanced Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a NRSRO. The Balanced Fund may invest in fixed income securities of any maturity.

The Balanced Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs, including in those of companies located in emerging markets. The Balanced Fund may also invest in foreign debt securities.

The Balanced Fund is subject to the risk that its allocations between equity and debt securities may underperform other allocations. The Balanced Fund’s share price will fluctuate with changes in the market value of the Balanced Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Balanced Fund is also subject to the risk that the Sub-Adviser’s judgments about the above-average growth potential of a particular company is incorrect and the perceived value of such company’s stock is not realized by the market, or that the price of the Balanced Fund’s portfolio securities will decline. Investing in debt securities involves interest rate and credit risks. When interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer term debt securities than shorter term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Balanced Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Balanced Fund (such as a mortgage-backed security) earlier than expected.

Intermediate Bond Fund

Under normal market conditions the Intermediate Bond Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in bonds of various types and with various maturities. The Intermediate Bond Fund focuses on investment grade bonds of domestic corporations and governments. Investment grade debt securities are securities rated in the four highest ratings categories by a NRSRO.

Although there are no restrictions on the maximum or minimum maturity of any individual fixed income security that the Intermediate Bond Fund may invest in, generally the Intermediate Bond Fund will have a dollar weighted average maturity of three to ten years. The Intermediate Bond Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities, and certain collateralized and asset-backed securities. The Intermediate Bond Fund will seek to maintain an average rating of AA or better by Standard & Poor’s, or comparable quality for the securities in its portfolio.

In selecting securities for the Intermediate Bond Fund, the Sub-Adviser focuses both on the fundamentals of particular issuers and yield curve positioning. The Sub-Adviser seeks to earn risk-adjusted returns superior to those of the Barclays Government/Credit Bond Index over time. The Sub-Adviser invests 80% to 100% of the Fund’s assets in debt securities and the remainder in cash or cash equivalents. The Sub-Adviser has disciplines in place that serve as sell signals such as a change to a company’s fundamentals that make the risk/reward profile unattractive or a need to improve the overall risk/reward profile of the Fund.

The Intermediate Bond Fund’s share price will fluctuate with changes in prevailing interest rates and the market value of the Intermediate Bond Fund’s portfolio securities. When interest rates rise, the value of the portfolio’s securities generally declines. The magnitude of the decline will often be greater for longer term debt securities than shorter term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. Investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Intermediate Bond Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Intermediate Bond Fund (such as a mortgage-backed security) earlier than expected. To the extent that the Intermediate Bond Fund’s portfolio is invested in cash, if interest rates decline, the Intermediate Bond Fund may lose the opportunity to benefit from a probable increase in debt securities valuations.

The Funds may also use the following investment technique:

•

Defensive Investments.    When adverse market or economic conditions exist, each Fund may temporarily invest all or a portion of its assets in defensive investments that are short term and liquid. Such investments include, without limitation, U.S. government securities, certificates of deposit, banker’s acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involves the following risks:

•

Convertible Securities Risk.    Convertible Securities Fund — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

The value of a convertible security is influenced by the value of the underlying equity security. Convertible debt securities and preferred stocks may depreciate in value if the market value of the underlying equity security declines or if rates of interest increase. In addition, although debt securities are liabilities of a corporation which the corporation is generally obligated to repay at a specified time, debt securities, particularly convertible debt securities, are often subordinated to the claims of some or all of the other creditors of the corporation.

Mandatory conversion securities (securities that automatically convert into equity securities at a future date) may limit the potential for capital appreciation and, in some instances, are subject to complete loss of invested capital. Other innovative convertibles include “equity-linked” securities, which are securities or derivatives that may have fixed, variable, or no interest payments prior to maturity, may convert (at the option of the holder or on a mandatory basis) into cash or a combination of cash and equity securities, and may be structured to limit the potential for capital appreciation. Equity-linked securities may be illiquid and difficult to value and may be subject to greater credit risk than that of other convertibles. Moreover, mandatory conversion securities and equity-linked securities have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

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Credit Risk.    Convertible Securities Fund, Balanced Fund, and Intermediate Bond Fund — There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. Each Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Prices of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of a Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

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Currency Risk.    Mid-Cap Equity Fund — Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

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High Yield Securities Risk.    Convertible Securities Income Fund — Lower rated securities are subject to risk factors such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions which may be exercised at inopportune times; (iv) difficulty in accurately valuing or disposing of such securities; (v) federal legislation which could affect the market for such securities; and (vi) special adverse tax consequences associated with investments in certain high yield, high risk bonds structured as zero coupon or pay-in-kind securities.

High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market. The market for high yield bonds is in some cases more thinly traded than the market for investment grade bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Fund may have greater difficulty valuing the high yield bonds in its portfolio accurately and disposing of these bonds at the time or price desired.

Ratings assigned by Moody’s and S&P to high yield bonds, like other bonds, attempt to evaluate the timeliness of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund’s investment objective more dependent on the Adviser’s own credit analysis than is the case for higher rated bonds. Market prices for high yield bonds tend to be more sensitive than those for higher rated securities due to many of the factors described above, including the creditworthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds.

The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery. As a result of all these factors, the net asset value of the Fund to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher rated debt securities.

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Small-Cap Company Risk.    Mighty Mites Fund, Convertible Securities Fund and SmallCap Equity Fund — Although small-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap company stock prices tend to rise and fall in value more than other stocks.

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Derivatives Risk.    Mid-Cap Equity Fund — Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) — consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

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Emerging Markets Risk.    Mighty Mites Fund, SmallCap Equity Fund, Convertible Securities Fund, Equity Fund and Balanced Fund — Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested.

•

Equity Market Risk.    Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, Equity Fund, and Balanced Fund — The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in that Fund decreases in value.

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Foreign Securities Risk.    Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, Convertible Securities Fund, Equity Fund, and Balanced Fund — Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

•

Interest Rate Risk.    Convertible Securities Fund, Balanced Fund, and Intermediate Bond Fund — Each Fund invests in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Each Fund invests in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

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Management Risk.    All Funds — If the portfolio managers are incorrect in their assessment of the growth prospects of the securities a Fund holds, then the value of that Fund’s shares may decline. In addition, a portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

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Mid-Cap Company Risk.    Mid-Cap Equity Fund — Mid-cap company risk is the risk that investing in securities of midcap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

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Pre-Payment Risk.    Balanced Fund and Intermediate Bond Fund — A Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by that Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce a Fund’s income, total return, and share price.

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Small- and Micro-Cap Company Risk.    Mighty Mites Fund and SmallCap Equity Fund — Although small-cap and micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

Portfolio Holdings.    A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Funds’ website at www.gabelli.com.

MANAGEMENT OF THE FUNDS

The Adviser.    Teton Advisors, Inc., with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds’ investment programs and manages the Funds’ operations under the general supervision of the Trust’s Board of Trustees (“the Board”). The Adviser is a Delaware corporation. The Adviser is a publicly held company traded on the Pink Sheets® and an affiliate of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below. The table also reflects the advisory fees (after waivers and/or reimbursement of expenses) paid by the Funds for the fiscal year ended September 30, 2016.

Fund	Annual Advisory Fee-Contractual Rate (as a percentage of average daily net assets)	Advisory Fee Paid for Fiscal Year Ended 9/30/16 (as a percentage of average daily net assets)
Mighty Mites Fund	1.00%	0.99%
SmallCap Equity Fund	1.00%	0.72%
Mid-Cap Equity Fund	1.00%	0.00%
Convertible Securities Fund	1.00%	0.27%
Equity Fund	1.00%	1.00%
Balanced Fund	0.75%	0.75%
Intermediate Bond Fund	0.60%	0.18%

With respect to each of the SmallCap Equity, Mid-Cap Equity, Convertible Securities, and Intermediate Bond Funds, the Board has approved expense limitation agreements under which the Adviser has contractually agreed to waive its investment advisory fees and/or reimburse the Funds’ expenses to the extent necessary to maintain the Funds’ total annual operating expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at the levels set forth in the fee tables of the Funds until at least January 31, 2018, and may not be terminated by the Fund or the Adviser before such time. Thereafter, the agreement may only be terminated or amended to increase these expense caps as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the agreement prior to the expiration of its then current term.

In addition, each of the SmallCap Equity and Intermediate Bond Funds has agreed, during the two-year period following any waiver or reimbursement by the Adviser, and each of the Mid-Cap Equity and the Convertible Securities Funds has agreed during the three-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed the amount listed in the respective fee table.

Sub-Adviser.    The Adviser has entered into a Sub-Advisory Agreement with Westwood Management Corp. for the Equity Fund, Balanced Fund, and Intermediate Bond Fund. The Sub-Adviser has its principal offices located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser pays the Sub-Adviser out of its advisory fees with respect to the Equity Fund, Balanced Fund, and Intermediate Bond Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds. The Sub-Adviser is a registered investment adviser formed in 1983. The Sub-Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company and publicly held company listed on the NYSE.

Gabelli Funds, LLC. The Adviser has entered into a Sub-Advisory Agreement with Gabelli Funds, LLC for the Convertible Securities Fund. Gabelli Funds, LLC has its principal offices located at One Corporate Center, Rye, New York 10580-1422. The Adviser pays Gabelli Funds, LLC out of its advisory fees with respect to the Convertible Securities Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the annual rate of 0.32% of the Convertible Securities Fund’s average net assets. Gabelli Funds, LLC manages several other open-end and closed-end investment companies in the Gabelli/ GAMCO family of funds. Gabelli Funds, LLC is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation originally organized in 1980, and is a wholly owned subsidiary of GBL, a publicly held company listed on the NYSE.

The Funds’ annual report to shareholders for the period ended September 30, 2016, contained a discussion of the basis of the Board’s determination to continue the investment advisory arrangements.

The Portfolio Managers.    The members of the Equity & Balanced Fund portfolio management team include Mark R. Freeman, CFA, Scott D. Lawson, CFA, Lisa Dong, CFA, Matthew R. Lockridge, and Varun V. Singh, PhD, CFA.

Mr. Mark R. Freeman, CFA, has served as Executive Vice President and Chief Investment Officer for the Sub-Adviser since February 2012. Prior to this appointment, he served as Executive Vice President and Co-Chief Investment Officer from December 2010 to 2012 and as Senior Vice President and Portfolio Manager from 2006 to 2010. He has served as portfolio manager of the Intermediate Bond Fund and the Balanced Fund since 1999. He has also served on the portfolio team for the Equity Fund since 1999 and he served on the Convertible Securities Fund from its inception until June 30, 2007. He has served as portfolio manager of the Equity Fund since 2012. He has authority to direct trading activity on the Intermediate Bond Fund, the Equity Fund and the Balanced Fund.

Ms. Lisa Dong, CFA, has served as Senior Vice President for the Sub-Adviser since December 2010. Prior to this appointment, she served as Vice President and Research Analyst for the Sub-Adviser from June 2005 to December 2010. She joined the Sub-Adviser in 2000 as Assistant Vice President and Research Analyst. Ms. Dong has served on the portfolio team for the Equity Fund and the Balanced Fund since April 2008. She has served as portfolio manager of the Balanced Fund and the Equity Fund since 2012. She has authority to direct trading activity on the Equity Fund and the Balanced Fund.

Mr. Scott D. Lawson, CFA, has served as Vice President and Senior Research Analyst since joining the Sub-Adviser in October 2003. Mr. Lawson has served on the portfolio team for the Equity Fund and the Balanced Fund since 2003. He has served as portfolio manager of the Balanced Fund and the Equity Fund since 2012. He has authority to direct trading activity on the Equity Fund and the Balanced Fund.

Mr. Matthew R. Lockridge, has served as Vice President for the Sub-Adviser since 2010. Mr. Lockridge has served on the portfolio team for the Equity Fund and Balanced Fund since 2013. He has served as a portfolio manager of the Equity Fund and Balanced Fund since 2013. He has authority to direct trading activity on the Equity Fund and Balanced Fund.

Dr. Varun V. Singh, PhD, CFA, has served as Vice President for the Sub-Adviser since 2012. Mr. Singh has served on the portfolio team for the Equity Fund and Balanced Fund since 2013. He has served as a portfolio manager of the Equity Fund and Balanced Fund since 2013. He has authority to direct trading activity on the Equity Fund and Balanced Fund.

Mr. Mario J. Gabelli, CFA, Ms. Laura Linehan, Ms. Elizabeth M. Lilly, CFA, and Mr. Paul D. Sonkin are primarily responsible for the day to day management of the Mighty Mites Fund.

Mario J. Gabelli is Chairman and Chief Executive Officer of GBL and Executive Chairman of Associated Capital Group, Inc.; Chief Investment Officer — Value Portfolios of GBL, Gabelli Funds, LLC, and GAMCO Asset Management, Inc., another wholly owned subsidiary of GBL; Chief Executive Officer and Chief Investment Officer of GGCP, Inc.; and an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Ms. Linehan has served as one of the portfolio managers of the Mighty Mites Fund since its inception in 1998. Ms. Linehan previously was a Director of Research in the Alternative Investment Group of GBL from 2004 through 2006. Prior to that, she was Director of Research and Portfolio Manager for GBL for various other small-cap portfolios until March 2003 (in addition to serving as portfolio manager of the Mighty Mites Fund).

Ms. Elizabeth M. Lilly has served as portfolio manager of the Mighty Mites Fund since July, 2011. Ms. Lilly has been a Senior Vice President of GBL and a Portfolio Manager with Gabelli Funds, LLC and GAMCO Asset Management, Inc. since November 2002. She began her career with Goldman Sachs in 1985.

Mr. Paul D. Sonkin has served as portfolio manager of the Mighty Mites Fund since October 2013. Mr. Sonkin joined GAMCO Investors, Inc. in January 2013 and has focused on micro and nano–cap stocks. Prior to joining GAMCO Investors, Inc., Mr. Sonkin was the portfolio manager of The Hummingbird Value and the Tarsier Nanocap Value Funds. Mr. Sonkin is currently an adjunct professor at Columbia University Graduate School of Business. Mr. Sonkin holds a B.A. in Economics from Adelphi University and an M.B.A. from Columbia University.

Ms. Jane O’Keeffe is a portfolio manager responsible for the day to day investment management of the TETON Convertible Securities Fund. Ms. O’Keeffe joined Gabelli Funds, LLC in 2015. Ms. O’Keeffe has served as a portfolio manager of the Bancroft Fund since 1996. She has been President and a Trustee of the Bancroft Fund since that time. Ms. O’Keeffe has served as portfolio manager of the Ellsworth Fund since 1996 and the Gabelli Convertible and Income Securities Fund since January 2016. From 1996 to 2015, Ms. O’Keeffe was President and Director of Dinsmore Capital Management. She has a B.A. from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

Mr. Thomas Dinsmore, CFA is a portfolio manager responsible for the day to day investment management of the TETON Convertible Securities Fund. Mr. T. Dinsmore joined Gabelli Funds, LLC in 2015.

Mr. T. Dinsmore has served as a portfolio manager of the Bancroft Fund and the Ellsworth Fund since 1996 and the Gabelli Convertible and Income Securities Fund since January 2016. From 1996 to 2015, Mr. T. Dinsmore was Chairman and CEO of Dinsmore Capital Management. He has a B.S. in Economics from the Wharton School of Business, and an M.A. in Economics from Fairleigh Dickinson University.

Mr. James Dinsmore, CFA is a portfolio manager responsible for the day to day investment management of the TETON Convertible Securities Fund. James Dinsmore joined Gabelli Funds, LLC in 2015. Mr. J. Dinsmore has served as a portfolio manager of the Bancroft Fund and the Ellsworth Fund since 2011, and the Gabelli Convertible and Income Securities Fund since January 1, 2016. He currently serves as President and a trustee of the Ellsworth Fund. Mr. J. Dinsmore received a B.A. in Economics from Cornell University and an M.B.A. from Rutgers University.

Mr. Nicholas F. Galluccio is primarily responsible for the day to day management of the SmallCap Equity Fund and the Mid-Cap Equity Fund. Mr. Galluccio is the President and Chief Executive Officer of Teton Advisors, Inc., an affiliate of GBL. Mr. Galluccio was formerly with Trust Company of the West where he served as Group Managing Director, U.S. Equities and Senior Portfolio Manager since 2003.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the Funds they manage.

INDEX DESCRIPTIONS

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in the S&P 500 Index.

The Bank of America Merrill Lynch U.S. Convertibles Index tracks the performance of publicly issued U.S. dollar denominated convertible securities of U.S. companies with at least over $50 million market values that are convertible into U.S. dollar denominated common stock, ADRs, or cash equivalent.

The Bloomberg Barclays Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. You cannot invest directly in the Barclays Government/Credit Bond Index.

The Lipper Equity Income Funds Average includes mutual funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities.

The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization. You cannot invest directly in the Russell 2000 Index.

The Russell 2000 Value Index measures the performance of the small-capitalization sector of the U.S. equity market. It is a subset of the Russell 2000® Index.

The Russell MicrocapTM Index measures the performance of the microcap segments, representing less than 3% of the U.S. equity market. You cannot invest directly in the Russell MicrocapTM Index. The inception date for the Russell MicrocapTM Index was July 1, 2000.

The Russell Midcap Index is an unmanaged index which measures the performance of the mid-cap segment of the U.S. equity market. You cannot invest directly in the Russell Midcap Index.

The Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. You cannot invest directly in the Russell Midcap Growth Index.

CLASSES OF SHARES

Four classes of Fund shares are offered in this prospectus — Class AAA shares, Class A shares, Class C shares, and Class I shares. The Funds are not designed for market-timers; see the section entitled “Redemption of Shares.” Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investments and the length of time you intend to hold your shares.

The Funds’ Class AAA shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or similar service, or (ii) where G.distributors has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

Class I shares are available to investors with a minimum investment of $500,000 ($100,000 for the Convertible Securities Fund) and purchasing shares directly through the Distributor, or investors purchasing Class I Shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. The Distributor or its affiliates may, in their discretion, accept investments in Class I shares from purchasers that do not meet the qualification requirements.

The table that follows summarizes the differences among the classes of shares.

•	A “front-end sales load” or sales charge is a one time fee that may be charged at the time of purchase of shares.
•	A “contingent deferred sales charge” (“CDSC”) is a one time fee that may be charged at the time of redemption.
•	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on each Fund’s average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

•	the length of time you plan to hold the shares;
•

the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if a Fund’s assets increase in value and decreases if a Fund’s assets decrease in value;

•	whether you qualify for a reduction or waiver of the Class A sales charge; and
•	whether you qualify to purchase Class I shares.

	Class AAA Shares	Class A Shares	Class C Shares*	Class I Shares
Front-End Sales Load?	No	Yes. The percentage declines as the amount invested increases.	No	No
Contingent Deferred Sales Charge?	No	No, except for shares redeemed up to and including the last day of the twenty fourth month after purchase as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed up to and including the last day of the twelfth month after purchase.	No
Rule 12b-1 Fee	0.25%	0.50% with respect to all Funds except the Intermediate Bond Fund. 0.35% with respect to the Intermediate Bond Fund.	1.00%	None
Convertible to Another Class?	Yes, may be converted to Class I shares provided certain conditions are met.	Yes, may be converted to Class I shares provided certain conditions are met.	Yes, may be converted to Class I shares provided certain conditions are met.	No
Fund Expense Levels	Higher annual expenses than Class I shares. Lower annual expenses than Class C shares. Same as Class A shares.	Lower annual expenses than Class C shares. Higher annual expenses than Class I shares. Same as Class AAA shares.	Higher annual expenses than Class AAA, Class A and Class I shares.	Lower annual expenses than Class AAA, Class A and Class C shares.

*	Class C shares of the Convertible Securities Fund are no longer available for new purchases.

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A shares and describe information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of the Funds’ shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com. You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.

If you...	then you should consider...*
• qualify for a reduced or waived front-end sales load	purchasing Class A shares instead of Class C shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C shares instead of Class A shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A shares instead of Class C shares
• are eligible and wish to purchase at least $500,000 ($100,000 for the Convertible Securities Fund) worth of shares or are otherwise eligible	purchasing Class I shares
• qualify for no-load	purchasing Class AAA shares

*	Class C shares of the Convertible Securities Fund are no longer available for new purchases.

Sales Charge — Class A Shares.    The sales charge is imposed on Class A shares at the time of purchase in accordance with the following schedule:

Amount of Investment	Sales Charge as % of the Offering Price*		Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers

Under $100,000	4.00%		4.17%	3.50%
$100,000 but under $250,000	3.00%		3.09%	2.50%
$250,000 but under $500,000	2.00%		2.04%	1.75%
$500,000 but under $1 million	1.00%		1.01%	0.75%
$1 million or more	0.00%	**	0.00%	0.50%

*	Front-end sales load
**	Subject to a 1.00% CDSC for up to and including the last day of the twenty fourth month after purchase.

Breakpoints or Volume Discounts

The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A shares to be charged lower sales charges. If you invest $100,000 or more in Class A shares of the Funds, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply, if shares are redeemed up to and including the last day of the twenty fourth month after purchase.

Sales Charge Reductions and Waivers — Class A Shares.

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (“Letter”) agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation.    In order to determine whether you qualify for a Volume Discount under the foregoing sales charge schedule, you may combine your new investment and your existing investments in Class A shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the current net asset value per share (“NAV”) of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

Letter of Intent.    If you initially invest at least $1,000 in Class A shares of a Fund ($10,000 for Mighty Mites) and submit a Letter to your financial intermediary or the Distributor, you may make purchases of Class A shares of that Fund during a thirteen month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records.    In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Funds to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Funds or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

•	all of your accounts at the Funds or a financial intermediary;
•	any account of yours at another financial intermediary; and
•	accounts of related parties of yours, such as members of the same family, at any financial intermediary.

You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers.    Class A shares of each Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, The Bank of New York Mellon Corporation, Boston Financial Data Services, Inc., State Street Bank and Trust Company, the Fund’s transfer agent (“State Street” or the “Transfer Agent”), BNY Mellon Investment Servicing (US) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500 ($10,000 for Mighty Mites)); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment) — the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children; (3) any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund(s) and who wish to reinvest in that Fund, provided the reinvestment is made within forty-five days of the redemption; (5) qualified employee benefit plans established pursuant to Section 457 of the Internal Revenue Code of 1986, as amended, that have established omnibus accounts with the Fund(s) or an intermediary; (6) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Fund(s); (7) any unit investment trusts registered under the Investment Company Act of 1940, as amended which have shares of the Fund(s) as a principal investment; (8) investment advisory clients of GAMCO Asset Management, Inc. and their immediate families; (9) employee participants of organizations adopting the 401(k) plan sponsored by the Adviser; (10) financial institutions purchasing Class A shares of the Fund(s) for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and

(11) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or financial intermediary.

Investors who qualify under any of the categories described above should contact their financial intermediary. Some of these investors may also qualify to invest in Class I shares.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

•

Class A shares up to and including the last day of the twenty fourth month after buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; and

•	Class C shares for up to and including the last day of the twelfth month after buying them.

The CDSC payable upon redemption of Class A shares and Class C shares in the circumstances described above is 1.00%. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares of a Fund at the time of sale to brokers and financial intermediaries who initiate and are responsible for purchases of such Class C shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in the Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

•	redemptions and distributions from retirement plans made after the death or disability of a shareholder;
•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;
•	involuntary redemptions made by the Funds;
•	a distribution from a tax-deferred retirement plan after your retirement; and
•	returns of excess contributions to retirement plans following the shareholder’s death or disability.

Rule 12b-1 Plan.    Each Fund has adopted a distribution plan under Rule 12b-1 for Class AAA, Class A, and Class C shares of each Fund (each a “Plan”). Under each Plan, each Fund may use its assets to finance activities relating to the sale of its Class AAA, Class A, and Class C shares and, for Class A and Class C, the provision of certain shareholder services. To the extent any activity is one that a Fund may finance without a distribution plan, each Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations.

For the Class AAA, Class A, and Class C shares covered by this prospectus, the Rule 12b-1 fees vary by class as follows:

	Class AAA	Class A	Class C
Service Fees	None	None	0.25%
Distribution Fees	0.25%	0.50%/0.35%*	0.75%

*	Intermediate Bond Fund only

These are annual rates based on the value of each of these Classes’ average daily net assets. Because the Rule 12b-1 fees are higher for Class C shares than for Class AAA and Class A shares, Class C shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Redemption Fee.    Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

You can purchase Fund shares on any Business Day.

•	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “TETON Westwood Funds” to:

By Mail	By Personal Delivery
The Gabelli Funds	The Gabelli Funds
P.O. Box 8308	c/o BFDS
Boston, MA 02266-8308	30 Dan Road
Canton, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: TETON Westwood                     Fund

Account #

Account of [Registered Owners]

•	By Telephone. You may make purchases for an existing account with banking instructions on file by telephone at 800-GABELLI (800-422-3554).

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Funds’ transfer agent, State Street, will not charge you for receiving wire transfers.

You may purchase Class AAA, A, C, and I shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. In addition, certain investors who qualify may purchase Class I shares of the Funds directly from the Distributor.

Your broker-dealer or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). The broker-dealer or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.

Share Price.    The Funds sell their shares based on the NAV next determined after the time as of which the Funds receive your completed subscription order form but do not issue the shares to you until they receive full payment, subject to an front-end sales charge in the case of Class A shares. See “Pricing of Fund Shares” for a description of the calculation of the NAV.

Minimum Investments.    For all Funds except the Mighty Mites Fund, the minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). The minimum initial investment in the Mighty Mites Fund is $10,000 for Class AAA, Class A, and Class C shares. For all Funds except the Convertible Securities Fund, the minimum initial investment for Class I shares is $500,000, and for the Convertible Securities Fund it is $100,000, for investors purchasing Class I shares directly through the Distributor. Investors who wish to purchase Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares should consult their broker or financial intermediary with respect to any minimum investment amount required for their account.

The Distributor or its affiliates may, in their discretion, waive the minimum investment requirement under certain circumstances. There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

General.    State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds’ management, it is in the Funds’ best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Funds’ minimum purchase requirements. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

Customer Identification Program. Federal law requires the Funds to obtain, verify, and record identifying information, which may include the name, residential, or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Funds verify the account holder’s identity.

Third Party Arrangements.    In addition to, or in lieu of amounts received by broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates utilize a portion of their assets, which may include revenues received under the Plan, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to broker-dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) the following programs: shareholder servicing to Fund shareholders transaction processing, subaccounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealer or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list and in other sales programs. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the Fund and/or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker-dealers, firms, or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Funds may also make payments to third parties out of their own assets (other than Rule 12b-1 payments), for a portion of the charges for these programs generally representing savings experienced by the Funds resulting from shareholders investing in the Funds through such programs rather than investing directly in the Funds.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund(s) attributable to the particular firm depending on the nature and level of services and other factors.

In addition, in certain cases, broker-dealers or other financial intermediaries, may have agreements pursuant to which shares of the Funds owned by their clients are held of record on the books of the Funds in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Trust’s transfer agency agreement, the Trust pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Trust. The Board of Trustees may, from time to time, authorize the Trust to pay a portion of the fees charged by these intermediaries if (i) a cost savings to a Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in a Fund in excess of $10 million. In these cases, the Board may authorize a Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information.

Retirement Plans/Education Savings Plans.    The Funds make available IRAs and Coverdell Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” For Class AAA, Class A, and Class C, the minimum initial investment in all such retirement and education savings plans is $250 except for the Mighty Mites Fund, where the minimum initial investment is $10,000. There is no minimum subsequent investment for retirement and education savings plans.

Automatic Investment Plan.    The Funds offer an automatic monthly investment plan. For Class AAA, Class A, and Class C, there is no initial minimum investment for accounts establishing an automatic investment plan except for Mighty Mites Fund, where the minimum initial investment is $1,000. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House (“ACH”) system. You must have a completed and approved Account Options Form on file with the Funds’ Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

Voluntary Conversion.    Shareholders may be able to convert shares to Class I shares of a Fund, which have a lower expense ratio, provided certain conditions are met. For Class A and C shares, this conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Shareholders who currently hold Class AAA shares and are eligible to purchase Class I shares may convert existing Class AAA shares of the same fund through their financial intermediary if their financial intermediary has a specific agreement with the Distributor. In such instances, Class AAA, Class A, or Class C shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion to Class I shares generally should not be treated as a taxable event. Please contact your financial intermediary for additional information. Not all share classes are available through all financial intermediaries.

If shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.

REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV next determined after the time as of which the Funds receive your redemption request in proper form, subject in some cases to a redemption fee or a CDSC, as described under “Classes of Shares — Contingent Deferred Sales Charges” or a redemption fee as described below. See “Pricing of Fund Shares” for a description of the calculation of NAV.

You may redeem Class A, Class C, or Class I shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Funds are intended for long term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short term trading of Fund shares creates risks for the Funds and their long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time after the time as of which the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Funds’ shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In addition, some of the Funds invest in small capitalization and micro-capitalization securities. Such securities are typically less liquid and more thinly-traded than securities of large capitalization issuers. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of the Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of the Funds’ shares. Additionally, some of the Funds have a small asset size and frequent purchases and redemptions can have a negative impact on remaining shareholders in the Fund.

In order to discourage frequent short term trading in their shares, the Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Convertible Securities Fund (the “Redemption Fee Funds”) impose a 2.00% redemption fee (short term trading fee) on shares that are purchased and redeemed or exchanged within seven days of a purchase (the “Redemption Fee”). The Redemption Fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The Redemption Fee is not a sales charge; it is retained by the Redemption Fee Funds and does not benefit the Adviser or any other third party. For purposes of computing the Redemption Fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Redemption Fee Funds’ exchange privilege. The Redemption Fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Redemption Fee Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Redemption Fee Funds or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Redemption Fee Funds have entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Redemption Fee Funds with information relating to their customers investing in the Redemption Fee Funds through non-disclosed or omnibus accounts, the Redemption Fee Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Redemption Fee Funds are required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Redemption Fee Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Redemption Fee Funds’ policies. Subject to the exclusions discussed above, the Redemption Fee Funds seek to apply these policies uniformly.

The Redemption Fee Funds continue to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Redemption Fee Funds’ view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Funds and to limit, delay, or impose other conditions on exchanges or purchases. The Redemption Fee Funds have adopted a policy of seeking to minimize short term trading of their shares and monitor purchase and redemption activities to assist in minimizing short term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that State Street may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.

1.	Telephone or Internet Redemption By Check. The Funds will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.	Telephone or Internet Redemption By Bank Wire or ACH system. The Funds accept telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Funds will send an ACH system credit or wire to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

You may redeem shares through the Distributor, directly from the Funds through the Funds’ Transfer Agent, or through your financial intermediary:

•

By Letter.    You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.

•

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that State Street may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    Each Fund may redeem all shares in your account (other than an IRA) if the value of your investment in that Fund falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

Reinstatement Privilege.    A shareholder in any Fund who has redeemed Class A shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within forty-five days of the original redemption. A redemption is a taxable transaction and gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired if those shares are acquired within thirty days of the redemption. See “Tax Information” for an explanation of circumstances in which sales loads paid to acquire shares of the Funds may be taken into account in determining gain or loss on the disposition of those shares.

Redemption Proceeds.    A redemption request received by a Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as ten days following purchase. While a Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption In Kind.    The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the rare instance that the Trust’s Board believes that it would be in a Fund’s best interest not to pay redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize capital gain or capital loss (subject to possible limitations of deductibility).

EXCHANGE OF SHARES

You can exchange shares of each Fund you hold for shares of the same class of other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554) or contact your broker. Class C shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in the Gabelli money market fund. A Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you on which you would realize capital gain or capital loss (subject to possible limitations of deductibility).

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of the exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you may realize a taxable gain or loss (subject to certain loss limitation rules) because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor (if you hold your shares directly through the Distributor), through the Transfer Agent, a registered broker-dealer, or other financial intermediary by telephone, by mail, or over the Internet.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554).

•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. The Funds may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your financial intermediary and does not benefit the Funds, the Distributor, or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this prospectus and must be disclosed to you by your broker-dealer or other financial intermediary.

PRICING OF FUND SHARES

The NAV of each Fund’s shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. NAV of each class of each Fund is computed by dividing the value of the applicable Fund’s net assets (i.e., the value of its securities and other assets less its liabilities), including expenses payable or accrued but excluding capital stock and surplus, attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV of each class next made after the time as of which the purchase or redemption order is received in proper form. Because certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of each class of shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income will be paid annually by the Mighty Mites Fund, the SmallCap Equity Fund, the Mid-Cap Equity Fund, and the Equity Fund and quarterly by the Convertible Securities Fund and the Balanced Fund. The Intermediate Bond Fund will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net realized capital gains. Dividends and distributions may differ for different classes of shares. Dividends and distributions will be automatically reinvested for your account at NAV in additional shares of the Funds, unless you instruct the Funds to pay all dividends and distributions in cash. If you elect to receive cash distributions, you must instruct the Funds either to credit the amounts to your brokerage account or to pay the amounts to you by check. Shares purchased through dividend reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There are no sales or other charges by a Fund in connection with the reinvestment of distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different Funds and for different classes of shares. Dividends and capital gain distributions will be taxable to you whether paid in cash or reinvested in additional shares.

TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income and net capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the securities giving rise to such capital gains, not the length of time you have held your shares. Dividends out of investment company taxable income and distributions of net short term capital gains (i.e., gains from securities held by the Funds for one year or less) are taxable to you as ordinary income, except that certain qualified dividends are eligible for a reduced rate under current law to the extent of qualified dividend income received by a Fund from its portfolio investments. Distributions from REITs generally are not qualified dividends. The Funds’ distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state, and local taxes.

You will recognize a taxable gain or loss upon the sale, exchange, or redemption of shares in a Fund equal to the difference between the amount realized and your adjusted tax basis on the shares sold, exchanged, or redeemed. However, if you receive a capital gain dividend and sell shares after holding them for six months or less, then any loss realized on the sale will be treated as a long term capital loss to the extent of such capital gain dividend. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable. Each Fund is required under the backup withholding rules, subject to certain exemptions, to withhold currently at a rate of 28% from dividends paid or credited to shareholders and from the proceeds from the redemption of Fund shares if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the share holder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders are not subject to back-up withholding. In addition, foreign shareholders may be subject to a U.S. federal withholding tax on dividends and distributions, which may be reduced or eliminated by treaty.

State and local taxes may be different from the federal consequences described above.

Please consult the SAI for further discussion of federal income tax considerations.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds based on your particular circumstances.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions within thirty days of your request. Each Fund offers electronic delivery of Fund documents. Direct shareholders of each Fund can elect to receive a Fund’s annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Funds’ website at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

FINANCIAL HIGHLIGHTS

The financial highlights table for each Fund is intended to help you understand the financial performance of each Fund for the past five fiscal years (for the Mid-Cap Equity Fund, financial performance is shown for the fiscal period from May 31, 2013 (commencement of operations) through September 30, 2013, and the fiscal years ended September 30, 2014, 2015, and 2016). The total returns in the tables represent the percentage amount that an investor would have earned or lost on an investment in each Fund’s Class AAA, Class A, Class C, or Class I shares (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements and related notes, is included in the Funds’ annual report, which is available upon request.

TETON Westwood Mighty MitesSM Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(c)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimburse- ments/ Reductions		Operating Expenses Before Waivers/ Reimburse- ments/ Reductions(d)	Portfolio Turnover Rate
Class AAA
2016	$22.02	$(0.15)	$3.41	$3.26	—	$(0.52)	$(0.52)	$0.00	$24.76	15.0%	$256,488	(0.67)%	1.41	%(e)	1.41%	6%
2015	23.01	(0.06)	(0.50)	(0.56)	—	(0.43)	(0.43)	0.00	22.02	(2.6)	265,145	(0.27)	1.40	(e)	1.41	13
2014	23.81	(0.22)	0.80	0.58	—	(1.38)	(1.38)	0.00	23.01	2.2	365,022	(0.90)	1.41		1.42	14
2013	17.94	0.04	6.29	6.33	$(0.08)	(0.38)	(0.46)	0.00	23.81	36.2	476,112	0.19	1.41		1.43	15
2012	14.85	(0.10)	3.54	3.44	—	(0.35)	(0.35)	0.00	17.94	23.6	277,666	(0.62)	1.44		1.46	12
Class A
2016	$21.43	$(0.20)	$3.30	$3.10	—	$(0.52)	$(0.52)	$0.00	$24.01	14.6%	$141,893	(0.92)%	1.66	%(e)	1.66%	6%
2015	22.45	(0.12)	(0.47)	(0.59)	—	(0.43)	(0.43)	0.00	21.43	(2.8)	154,000	(0.51)	1.65	(e)	1.66	13
2014	23.32	(0.27)	0.78	0.51	—	(1.38)	(1.38)	0.00	22.45	2.0	175,108	(1.16)	1.66		1.67	14
2013	17.59	(0.02)	6.17	6.15	$(0.04)	(0.38)	(0.42)	0.00	23.32	35.8	139,464	(0.08)	1.66		1.68	15
2012	14.61	(0.14)	3.47	3.33	—	(0.35)	(0.35)	0.00	17.59	23.2	77,803	(0.87)	1.69		1.71	12
Class C
2016	$19.38	$(0.28)	$2.97	$2.69	—	$(0.52)	$(0.52)	$0.00	$21.55	14.1%	$175,241	(1.41)%	2.16	%(e)	2.16%	6%
2015	20.44	(0.21)	(0.42)	(0.63)	—	(0.43)	(0.43)	0.00	19.38	(3.2)	187,216	(1.01)	2.15	(e)	2.16	13
2014	21.46	(0.36)	0.72	0.36	—	(1.38)	(1.38)	0.00	20.44	1.4	208,795	(1.66)	2.16		2.17	14
2013	16.25	(0.10)	5.69	5.59	—	(0.38)	(0.38)	0.00	21.46	35.3	160,852	(0.57)	2.16		2.18	15
2012	13.59	(0.21)	3.22	3.01	—	(0.35)	(0.35)	0.00	16.25	22.6	92,012	(1.37)	2.19		2.21	12
Class I
2016	$22.34	$(0.10)	$3.46	$3.36	—	$(0.52)	$(0.52)	$0.00	$25.18	15.2%	$476,493	(0.44)%	1.16	%(e)	1.16%	6%
2015	23.27	—	(0.50)	(0.50)	—	(0.43)	(0.43)	0.00	22.34	(2.3)	488,846	(0.01)	1.15	(e)	1.16	13
2014	24.02	(0.16)	0.79	0.63	—	(1.38)	(1.38)	0.00	23.27	2.4	519,459	(0.67)	1.16		1.17	14
2013	18.13	0.08	6.35	6.43	$(0.16)	(0.38)	(0.54)	0.00	24.02	36.6	277,588	0.40	1.16		1.18	15
2012	14.98	(0.06)	3.56	3.50	—	(0.35)	(0.35)	0.00	18.13	23.8	131,003	(0.38)	1.19		1.21	12

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.

(b)	Due to capital share activity, net investment income (loss), per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c)	Amount represents less than $0.005 per share.

(d)	Before advisory fee reduction on unsupervised assets totaling 0.01%, 0.01%, 0.02%, and 0.02% of net assets for the years ended September 30, 2015, 2014, 2013, and 2012, respectively. For the year ended September 30, 2016, there was no impact on the expense ratios.

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2016 and 2015, there was no impact on the expense ratios.

TETON Westwood SmallCap Equity Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimburse- ments		Operating Expenses Before Waivers/ Reimburse- ments	Portfolio Turnover Rate
Class AAA
2016	$18.54	$(0.04)	$3.57	$3.53	—	$(3.04)	$(3.04)	$0.00	$19.03	21.1%	$10,855	(0.25)%	1.50	%(c)	1.79%	18%
2015	20.52	(0.09)	(0.29)	(0.38)	—	(1.60)	(1.60)	—	18.54	(2.4)	7,721	(0.47)	1.50	(c)	1.66	23
2014	19.83	(0.07)	0.76	0.69	—	—	—	0.00	20.52	3.5	15,649	(0.35)	1.50		1.57	13
2013	15.32	(0.01)	4.52	4.51	—	—	—	0.00	19.83	29.4	19,576	(0.05)	1.50		1.63	12
2012	12.85	(0.03)	2.87	2.84	—	(0.37)	(0.37)	0.00	15.32	22.5	16,170	(0.21)	1.50		1.65	39
Class A
2016	$18.02	$(0.08)	$3.47	$3.39	—	$(3.04)	$(3.04)	$0.00	$18.37	20.9%	$2,871	(0.49)%	1.75	%(c)	2.04%	18%
2015	20.05	(0.14)	(0.29)	(0.43)	—	(1.60)	(1.60)	—	18.02	(2.7)	3,258	(0.71)	1.75	(c)	1.91	23
2014	19.41	(0.12)	0.76	0.64	—	—	—	0.00	20.05	3.3	4,269	(0.60)	1.75		1.82	13
2013	15.03	(0.04)	4.42	4.38	—	—	—	0.00	19.41	29.1	4,668	(0.22)	1.75		1.88	12
2012	12.65	(0.06)	2.81	2.75	—	(0.37)	(0.37)	0.00	15.03	22.1	5,390	(0.42)	1.75		1.90	39
Class C
2016	$16.49	$(0.15)	$3.13	$2.98	—	$(3.04)	$(3.04)	$0.00	$16.43	20.2%	$2,268	(0.99)%	2.25	%(c)	2.54%	18%
2015	18.56	(0.22)	(0.25)	(0.47)	—	(1.60)	(1.60)	—	16.49	(3.2)	3,081	(1.21)	2.25	(c)	2.41	23
2014	18.06	(0.21)	0.71	0.50	—	—	—	0.00	18.56	2.8	4,186	(1.10)	2.25		2.32	13
2013	14.06	(0.11)	4.11	4.00	—	—	—	0.00	18.06	28.4	4,460	(0.72)	2.25		2.38	12
2012	11.91	(0.13)	2.65	2.52	—	(0.37)	(0.37)	0.00	14.06	21.5	5,261	(0.92)	2.25		2.40	39
Class I
2016	$18.90	—	$3.67	$3.67	—	$(3.04)	$(3.04)	$0.00	$19.53	21.5%	$10,883	0.00%	1.25	%(c)	1.54%	18%
2015	20.85	$(0.04)	(0.31)	(0.35)	—	(1.60)	(1.60)	—	18.90	(2.2)	9,778	(0.21)	1.25	(c)	1.41	23
2014	20.09	(0.02)	0.78	0.76	—	—	—	0.00	20.85	3.8	17,230	(0.09)	1.25		1.32	13
2013	15.50	0.04	4.57	4.61	$(0.02)	—	(0.02)	0.00	20.09	29.8	13,688	0.22	1.25		1.38	12
2012	12.96	0.04	2.87	2.91	—	(0.37)	(0.37)	0.00	15.50	22.8	12,752	0.23	1.25		1.40	39

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the year ended September 30, 2016 would have been 1.51%, 1.76%, 2.26%, 1.26% for Class AAA, Class A, Class C, and Class I, respectively. For the year ended September 30, 2015, there was no impact on the expense ratios.

TETON Westwood Mid-Cap Equity Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders							Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments		Total Distributions		Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income/ Loss		Operating Expenses Net of Waivers/ Reimburse- ments		Operating Expenses Before Waivers/ Reimburse- ments		Portfolio Turnover Rate
Class AAA
2016	$11.43	$(0.04)	$0.97	$0.93	—	$(0.48)		$(0.48)		$11.88	8.2%	$1,810	(0.40)%		1.34	%(b)(c)	3.26%		15%
2015	11.54	(0.06)	0.07	0.01	—	(0.12)		(0.12)		11.43	0.1	2,004	(0.52)		1.51	(b)(c)	2.74		25
2014	10.48	(0.04)	1.10	1.06	—	(0.00	)(d)	(0.00	)(d)	11.54	10.2	1,679	(0.39)		1.51	(c)	4.27		22
2013(e)	10.00	(0.01)	0.49	0.48	—	—		—		10.48	4.8	661	(0.42	)(f)	1.50	(f)	3.88	(f)(g)	3
Class A
2016	$11.37	$(0.07)	$0.96	$0.89	—	$(0.48)		$(0.48)		$11.78	7.9%	$309	(0.65)%		1.63	%(b)(c)	3.44%		15%
2015	11.51	(0.09)	0.07	(0.02)	—	(0.12)		(0.12)		11.37	(0.2)	593	(0.77)		1.76	(b)(c)	2.99		25
2014	10.47	(0.08)	1.12	1.04	—	(0.00	)(d)	(0.00	)(d)	11.51	10.0	682	(0.69)		1.76	(c)	4.52		22
2013(e)	10.00	0.03	0.44	0.47	—	—		—		10.47	4.7	188	0.81	(f)	1.75	(f)	4.13	(f)(g)	3
Class C
2016	$11.24	$(0.12)	$0.94	$0.82	—	$(0.48)		$(0.48)		$11.58	7.4%	$193	(1.17)%		2.11	%(b)(c)	3.98%		15%
2015	11.43	(0.15)	0.08	(0.07)	—	(0.12)		(0.12)		11.24	(0.6)	274	(1.27)		2.26	(b)(c)	3.49		25
2014	10.45	(0.13)	1.11	0.98	—	(0.00	)(d)	(0.00	)(d)	11.43	9.4	239	(1.17)		2.26	(c)	5.02		22
2013(e)	10.00	(0.02)	0.47	0.45	—	—		—		10.45	4.5	74	(0.65	)(f)	2.25	(f)	4.63	(f)(g)	3
Class I
2016	$11.49	$0.00	$0.99	$0.99	—	$(0.48)		$(0.48)		$12.00	8.7%	$1,760	0.04%		0.90	%(b)(c)	3.00%		15%
2015	11.57	(0.03)	0.07	0.04	—	(0.12)		(0.12)		11.49	0.3	2,079	(0.27)		1.26	(b)(c)	2.49		25
2014	10.48	(0.01)	1.11	1.10	$(0.01)	(0.00	)(d)	(0.01)		11.57	10.5	2,345	(0.09)		1.26	(c)	4.02		22
2013(e)	10.00	(0.01)	0.49	0.48	—	—		—		10.48	4.8	1,155	(0.20	)(f)	1.25	(f)	3.63	(f)(g)	3

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share data is calculated using the average shares outstanding method.

(b)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the years ended September 30, 2016 and 2015 would have been (1.39% and 1.54%) Class AAA, (1.68% and 1.79%) Class A, (2.16% and 2.29%) Class C, and (0.95% and 1.29%) Class I Shares, respectively.

(c)	The Fund incurred interest expense during the years ended September 30, 2016, 2015, and 2014. For the year ended September 30, 2016, there was no material impact on the expense ratios. For the years ended September 30, 2015 and 2014, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.33% and 1.50% (Class AAA), 1.62% and 1.75% (Class A), 2.10% and 2.25% (Class C), 0.89% and1.25% (Class I), respectively.
(d)	Amount represents less than $0.005 per share.

(e)	From the commencement of offering of Fund Shares on May 31, 2013 through September 30, 2013.

(f)	Annualized.

(g)	Certain non-recurring expenses incurred by the Fund were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total operating expense ratios before waivers and reimbursements would have been 10.11% (Class AAA), 10.36% (Class A), 10.86% (Class C), and 9.86% (Class I).

TETON Convertible Securities Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income from Investment Operations			Distributions to Shareholders								Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain on Investments	Total From Investment Operations	Net Investment Income		Total Distributions		Redemption Fees(a)		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimburse- ments		Operating Expenses Before Waivers/ Reimburse- ments	Portfolio Turnover Rate
Class AAA
2016	$10.53	$0.04	$1.05	$1.09	$(0.03)		$(0.03)		—		$11.59	10.4%	$4,240	0.38%	2.00	%(b)	2.74%	20%
2015	11.79	0.04	(1.27)	(1.23)	(0.03)		(0.03)		—		10.53	(10.5)	5,525	0.31	2.00	(b)	2.40	19
2014	10.40	0.21	1.38	1.59	(0.20)		(0.20)		$0.00	(c)	11.79	15.5	6,240	1.86	2.00		2.42	31
2013	8.96	0.07	1.45	1.52	(0.08)		(0.08)		0.00	(c)	10.40	17.0	6,147	0.73	2.00		2.57	13
2012	7.65	0.10	1.31	1.41	(0.10)		(0.10)		0.00	(c)	8.96	18.5	5,151	1.22	2.00		2.82	11
Class A
2016	$10.87	$0.01	$1.08	$1.09	$(0.02)		$(0.02)		—		$11.94	10.1%	$1,191	0.10%	2.25	%(b)	2.99%	20%
2015	12.18	0.01	(1.30)	(1.29)	(0.02)		(0.02)		—		10.87	(10.6)	1,081	0.06	2.25	(b)	2.65	19
2014	10.75	0.19	1.43	1.62	(0.19)		(0.19)		$0.00	(c)	12.18	15.2	1,013	1.63	2.25		2.67	31
2013	9.26	0.05	1.49	1.54	(0.05)		(0.05)		0.00	(c)	10.75	16.7	907	0.44	2.25		2.82	13
2012	7.91	0.07	1.37	1.44	(0.09)		(0.09)		0.00	(c)	9.26	18.3	389	0.78	2.25		3.07	11
Class C
2016	$11.59	$(0.04)	$1.14	$1.10	$(0.00	)(c)	$(0.00	)(c)	—		$12.69	9.6%	$873	(0.37)%	2.75	%(b)	3.49%	20%
2015	13.04	(0.06)	(1.39)	(1.45)	(0.00	)(c)	(0.00	)(c)	—		11.59	(11.1)	943	(0.44)	2.75	(b)	3.15	19
2014	11.54	0.17	1.50	1.67	(0.17)		(0.17)		$0.00	(c)	13.04	14.6	1,045	1.30	2.75		3.17	31
2013	9.94	0.00 (c)	1.61	1.61	(0.01)		(0.01)		0.00	(c)	11.54	16.2	1,086	0.01	2.75		3.32	13
2012	8.49	0.03	1.46	1.49	(0.04)		(0.04)		0.00	(c)	9.94	17.6	1,307	0.36	2.75		3.57	11
Class I
2016	$10.56	$0.07	$1.04	$1.11	$(0.06)		$(0.06)		—		$11.61	10.6%	$394	0.61%	1.75	%(b)	2.49%	20%
2015	11.80	0.07	(1.27)	(1.20)	(0.04)		(0.04)		—		10.56	(10.2)	251	0.56	1.75	(b)	2.15	19
2014	10.40	0.24	1.39	1.63	(0.23)		(0.23)		$0.00	(c)	11.80	15.8	290	2.15	1.75		2.17	31
2013	8.96	0.10	1.44	1.54	(0.10)		(0.10)		0.00	(c)	10.40	17.3	185	0.99	1.75		2.32	13
2012	7.65	0.12	1.31	1.43	(0.12)		(0.12)		0.00	(c)	8.96	18.8	126	1.43	1.75		2.57	11

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.

(b)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the years ended September 30, 2016 and 2015 would have been (2.01% and 2.02%) Class AAA, (2.26% and 2.27%) Class A, (2.76% and 2.77%) Class C, and (1.76% and 1.77%) Class I Shares, respectively.

(c)	Amount represents less than $0.005 per share.

TETON Westwood Equity Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(b)		Portfolio Turnover Rate
Class AAA
2016	$12.22	$0.07	$1.30	$1.37	$(0.05)	$(0.95)	$(1.00)	$12.59	11.4%	$53,063	0.54%	1.63	%(c)	31%
2015	13.65	0.05	(0.09)	(0.04)	(0.06)	(1.33)	(1.39)	12.22	(0.9)	53,238	0.37	1.59	(c)	28
2014	11.88	0.05	1.76	1.81	(0.04)	—	(0.04)	13.65	15.3	60,587	0.37	1.59		51
2013	9.92	0.06	1.99	2.05	(0.09)	—	(0.09)	11.88	20.9	64,595	0.53	1.62	(d)	53
2012	7.81	0.08	2.11	2.19	(0.08)	—	(0.08)	9.92	28.3	70,017	0.84	1.59	(d)	41
Class A
2016	$12.19	$0.03	$1.31	$1.34	$(0.03)	$(0.95)	$(0.98)	$12.55	11.2%	$3,719	0.29%	1.88	%(c)	31%
2015	13.61	0.02	(0.09)	(0.07)	(0.02)	(1.33)	(1.35)	12.19	(1.1)	3,125	0.12	1.84	(c)	28
2014	11.84	0.02	1.76	1.78	(0.01)	—	(0.01)	13.61	15.0	3,329	0.12	1.84		51
2013	9.89	0.03	1.99	2.02	(0.07)	—	(0.07)	11.84	20.5	3,256	0.27	1.87	(d)	53
2012	7.78	0.05	2.11	2.16	(0.05)	—	(0.05)	9.89	27.9	3,221	0.60	1.84	(d)	41
Class C
2016	$11.72	$(0.03)	$1.25	$1.22	—	$(0.95)	$(0.95)	$11.99	10.6%	$843	(0.23)%	2.38	%(c)	31%
2015	13.18	(0.05)	(0.08)	(0.13)	—	(1.33)	(1.33)	11.72	(1.6)	684	(0.37)	2.34	(c)	28
2014	11.51	(0.05)	1.72	1.67	—	—	—	13.18	14.5	676	(0.38)	2.34		51
2013	9.62	(0.02)	1.93	1.91	$(0.02)	—	(0.02)	11.51	19.9	693	(0.22)	2.37	(d)	53
2012	7.56	0.01	2.05	2.06	—	—	—	9.62	27.3	784	0.10	2.34	(d)	41
Class I
2016	$12.21	$0.09	$1.30	$1.39	$(0.08)	$(0.95)	$(1.03)	$12.57	11.7%	$4,258	0.77%	1.38	%(c)	31%
2015	13.64	0.08	(0.09)	(0.01)	(0.09)	(1.33)	(1.42)	12.21	(0.6)	4,340	0.61	1.34	(c)	28
2014	11.89	0.08	1.74	1.82	(0.07)	—	(0.07)	13.64	15.4	3,547	0.60	1.34		51
2013	9.93	0.09	1.99	2.08	(0.12)	—	(0.12)	11.89	21.2	2,204	0.84	1.37	(d)	53
2012	7.83	0.09	2.12	2.21	(0.11)	—	(0.11)	9.93	28.5	4,377	0.96	1.34	(d)	41

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.

(b)	The Fund incurred interest expense during the years ended September 30, 2014, 2013, and 2012. This interest expense was paid for by prior years Custodian Fee Credits. The effect of interest expense was minimal.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2016 and 2015, there was no impact on the expense ratios.

(d)	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2013, and 2012 would have been 1.60%, and 1.56% (Class AAA), 1.85%, and 1.81% (Class A), 2.35%, and 2.31% (Class C), and 1.35%, and 1.31% (Class I) Shares, respectively. For the years ended September 30, 2016, 2015, and 2014, there were no Custodian Fee Credits.

TETON Westwood Balanced Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses††		Portfolio Turnover Rate
Class AAA
2016	$11.72	$0.12	$0.85	$0.97	$(0.12)	$(0.82)	$(0.94)	$11.75	8.6%	$50,105	1.06%	1.35	%(b)	23%
2015	12.91	0.13	(0.08)	0.05	(0.13)	(1.11)	(1.24)	11.72	0.0	53,989	1.01	1.31	(b)	27
2014	12.76	0.14	1.07	1.21	(0.14)	(0.92)	(1.06)	12.91	9.9	69,187	1.07	1.29		39
2013	11.48	0.15	1.28	1.43	(0.15)	—	(0.15)	12.76	12.5	70,824	1.21	1.30		36
2012	9.86	0.16	1.62	1.78	(0.16)	—	(0.16)	11.48	18.2	78,999	1.47	1.30		34
Class A
2016	$11.78	$0.10	$0.85	$0.95	$(0.10)	$(0.82)	$(0.92)	$11.81	8.2%	$7,040	0.81%	1.60	%(b)	23%
2015	12.97	0.09	(0.07)	0.02	(0.10)	(1.11)	(1.21)	11.78	(0.2)	6,577	0.76	1.56	(b)	27
2014	12.82	0.11	1.07	1.18	(0.11)	(0.92)	(1.03)	12.97	9.5	6,443	0.83	1.54		39
2013	11.53	0.12	1.29	1.41	(0.12)	—	(0.12)	12.82	12.3	5,869	0.95	1.55		36
2012	9.90	0.13	1.64	1.77	(0.14)	—	(0.14)	11.53	17.9	5,121	1.21	1.55		34
Class C
2016	$11.92	$0.04	$0.87	$0.91	$(0.04)	$(0.82)	$(0.86)	$11.97	7.8%	$5,575	0.30%	2.10	%(b)	23%
2015	13.12	0.03	(0.08)	(0.05)	(0.04)	(1.11)	(1.15)	11.92	(0.8)	5,260	0.26	2.06	(b)	27
2014	12.95	0.04	1.09	1.13	(0.04)	(0.92)	(0.96)	13.12	9.0	5,350	0.32	2.04		39
2013	11.64	0.05	1.31	1.36	(0.05)	—	(0.05)	12.95	11.7	5,257	0.43	2.05		36
2012	9.99	0.08	1.65	1.73	(0.08)	—	(0.08)	11.64	17.4	4,932	0.72	2.05		34
Class I
2016	$11.70	$0.15	$0.85	$1.00	$(0.15)	$(0.82)	$(0.97)	$11.73	8.8%	$1,896	1.30%	1.10	%(b)	23%
2015	12.90	0.16	(0.09)	0.07	(0.16)	(1.11)	(1.27)	11.70	0.2	1,856	1.26	1.06	(b)	27
2014	12.76	0.17	1.06	1.23	(0.17)	(0.92)	(1.09)	12.90	10.0	2,438	1.35	1.04		39
2013	11.48	0.18	1.28	1.46	(0.18)	—	(0.18)	12.76	12.8	1,060	1.44	1.05		36
2012	9.85	0.19	1.63	1.82	(0.19)	—	(0.19)	11.48	18.4	872	1.74	1.05		34

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

††	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended 2015, 2014, 2013, and 2012 would have been 1.32%, 1.27%, 1.28%, and 1.27% (Class AAA), 1.57%, 1.52%, 1.53%, and 1.52% (Class A), 2.07%, 2.02%, 2.03%, and 2.02% (Class C), and 1.07%, 1.02%, 1.03%, and 1.02% (Class I) Shares, respectively. For the year ended September 30, 2016, there was no impact on the expense ratios.

(a)	Per share data is calculated using the average shares outstanding method.

(b)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2016 and 2015, there was no impact on the expense ratios.

TETON Westwood Intermediate Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimbursements	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
Class AAA
2016	$11.56	$0.15	$0.30	$0.45	$(0.15)	$(0.22)	$(0.37)	$11.64	4.1%	$4,170	1.32%	1.00%	1.42%	48%
2015	11.59	0.18	(0.03)	0.15	(0.18)	—	(0.18)	11.56	1.3	5,045	1.58	1.00	1.36	65
2014	11.68	0.15	(0.09)	0.06	(0.15)	—	(0.15)	11.59	0.5	5,174	1.29	1.00	1.38	16
2013	12.06	0.14	(0.36)	(0.22)	(0.15)	(0.01)	(0.16)	11.68	(1.9)	8,737	1.21	1.00	1.36	20
2012	11.91	0.19	0.22	0.41	(0.19)	(0.07)	(0.26)	12.06	3.5	11,230	1.56	1.00	1.33	15
Class A
2016	$11.55	$0.14	$0.30	$0.44	$(0.14)	$(0.22)	$(0.36)	$11.63	3.9%	$807	1.21%	1.10%	1.52%	48%
2015	11.58	0.17	(0.03)	0.14	(0.17)	—	(0.17)	11.55	1.2	809	1.48	1.10	1.46	65
2014	11.66	0.14	(0.08)	0.06	(0.14)	—	(0.14)	11.58	0.5	928	1.21	1.10	1.48	16
2013	12.04	0.13	(0.37)	(0.24)	(0.13)	(0.01)	(0.14)	11.66	(2.0)	1,066	1.06	1.10	1.46	20
2012	11.91	0.18	0.20	0.38	(0.18)	(0.07)	(0.25)	12.04	3.1	1,365	1.46	1.10	1.43	15
Class C
2016	$10.99	$0.06	$0.28	$0.34	$(0.06)	$(0.22)	$(0.28)	$11.05	3.2%	$1,144	0.51%	1.75%	2.17%	48%
2015	11.01	0.09	(0.02)	0.07	(0.09)	—	(0.09)	10.99	0.7	398	0.82	1.75	2.11	65
2014	11.09	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)	11.01	(0.2)	503	0.55	1.75	2.13	16
2013	11.46	0.05	(0.36)	(0.31)	(0.05)	(0.01)	(0.06)	11.09	(2.7)	803	0.43	1.75	2.11	20
2012	11.32	0.09	0.21	0.30	(0.09)	(0.07)	(0.16)	11.46	2.7	1,772	0.80	1.75	2.08	15
Class I
2016	$11.57	$0.18	$0.30	$0.48	$(0.18)	$(0.22)	$(0.40)	$11.65	4.3%	$14,111	1.56%	0.75%	1.17%	48%
2015	11.60	0.21	(0.03)	0.18	(0.21)	—	(0.21)	11.57	1.6	13,022	1.82	0.75	1.11	65
2014	11.68	0.18	(0.08)	0.10	(0.18)	—	(0.18)	11.60	0.9	14,705	1.58	0.75	1.13	16
2013	12.06	0.17	(0.36)	(0.19)	(0.18)	(0.01)	(0.19)	11.68	(1.6)	11,910	1.45	0.75	1.11	20
2012	11.92	0.22	0.21	0.43	(0.22)	(0.07)	(0.29)	12.06	3.6	9,326	1.82	0.75	1.08	15

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.

The TETON Westwood Funds

TETON Westwood Mighty MitesSM Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

Class AAA, A, C, and I Shares

For More Information:

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports:

The Funds’ semiannual and audited annual reports to shareholders contain additional information on each of the Fund’s investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Funds by mail, toll free telephone or the internet as follows:

The TETON Westwood Funds One Corporate Center Rye, New York 10580-1422 Telephone: 800-GABELLI (800-422-3554) www.gabelli.com

You can also review and/or copy the Funds’ prospectuses, annual/semiannual reports and SAI at the Public Reference Room of the SEC in Washington DC. You can get text-only copies:

•	Free from the Funds’ website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File: Number 811-04719)

THE TETON WESTWOOD FUNDS

TETON Westwood Mighty Mites(SM) Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

January 27, 2017

Fund	Class	Ticker Symbol
TETON Westwood Mighty MitesSM Fund
	AAA	WEMMX
	A	WMMAX
	C	WMMCX
	I	WEIMX
TETON Westwood SmallCap Equity Fund
	AAA	WESCX
	A	WWSAX
	C	WWSCX
	I	WWSIX
TETON Westwood Mid-Cap Equity Fund
	AAA	WMCEX
	A	WMCAX
	C	WMCCX
	I	WMCRX
TETON Convertible Securities Fund
	AAA	WESRX
	A	WEIAX
	C	WEICX
	I	WESIX
TETON Westwood Equity Fund
	AAA	WESWX
	A	WEECX
	C	WEQCX
	I	WEEIX
TETON Westwood Balanced Fund
	AAA	WEBAX
	A	WEBCX
	C	WBCCX
	I	WBBIX
TETON Westwood Intermediate Bond Fund
	AAA	WEIBX
	A	WEAIX
	C	WECIX
	I	WEIIX

The TETON Westwood Funds (the “Trust”) currently consists of seven separate investment portfolios referred to as TETON Westwood Mighty Mites FundSM (the “Mighty Mites Fund”), TETON Westwood SmallCap Equity Fund (the “SmallCap Equity Fund”), TETON Westwood Mid-Cap Equity Fund (the “Mid-Cap Equity Fund”), TETON Convertible Securities Fund (the “Convertible Securities Fund”), TETON Westwood Equity Fund (the “Equity Fund”), TETON Westwood Balanced Fund (the “Balanced Fund”), and TETON Westwood Intermediate Bond Fund (the “Intermediate Bond Fund”), (individually, each a “Fund,” and collectively, the “Funds”).

This Statement of Additional Information (“SAI”), which is not a prospectus, provides information about each of the Funds. The SAI should be read in conjunction with the Funds’ current prospectus for Class AAA shares, Class A shares, Class C shares and Class I shares, dated January 27, 2017. This SAI is incorporated by reference in its entirety into the prospectus. Portions of the Trust’s annual report to shareholders are incorporated by reference into this SAI. For a free copy of the prospectus or the Trust’s annual report to shareholders, please contact the Funds at the address, telephone number, or website printed below.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI (800-422-3554)

www.gabelli.com

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GENERAL INFORMATION AND HISTORY

The Trust is a diversified, open-end management investment company organized as a Massachusetts business trust on June 12, 1986. On September 7, 2012, the Trust’s Board of Trustees (collectively, the “Board” and individually, each a “Trustee”) approved a change in the name of the Trust from “The GAMCO Westwood Funds” to “The TETON Westwood Funds” and the names of each of the individual funds as follows: TETON Westwood Mighty Mites Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Income Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund, and TETON Westwood Intermediate Bond Fund, effective on October 1, 2012. On October 1, 2016, the TETON Westwood Income Fund changed its name to the TETON Convertible Securities Fund. The TETON Westwood Mid-Cap Equity Fund commenced operations on May 31, 2013. The Trust operates a multi-class structure pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The prospectus discusses the investment objectives of each Fund and the principal strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which each Fund may invest, additional strategies that each Fund may utilize, and certain risks associated with such investments and strategies.

The Funds, except for the Mighty Mites Fund and Mid-Cap Equity Fund, will not engage in the short-selling of securities. The Funds, except for the Mighty Mites Fund, will not engage in arbitrage. In addition, as a fundamental policy, the Funds will not issue senior securities (collateral arrangements with regard to initial and variation margin on futures and options transactions shall not be considered the issuance of a senior security), except as set forth under “Investment Restrictions” below.

Convertible Securities (All Funds). Convertible securities are preferred stocks or debt obligations that are convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities rank senior to common stocks in an issuer’ capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted or exchanged. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities are also subject to credit risk, and are often lower-quality securities.

A Fund may also invest in “synthetic” convertible securities. A “synthetic” convertible security may be created by a Fund or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. Synthetic convertible securities differ from convertible securities whose conversion privilege may be evidenced by warrants attached to the security or acquired as part of a unit with the security. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. A Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and a Fund in turn assumes credit risk associated with the issuer of the convertible note.

Contingent Convertible Securities (Convertible Securities Fund). One type of mandatory convertible security in which the Fund may invest is contingent convertible securities, sometimes referred to as “CoCos.” CoCos are a form of hybrid debt security typically issued by banking institutions. CoCos are a newer form of instrument and the regulatory environment for these instruments continues to evolve.

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CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. The liquidation value of a CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, CoCos may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

U.S. Government Securities (All Funds). U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates (described below) and Federal Housing Administration debentures). With guaranteed securities, the payment of principal and interest is guaranteed by the U.S. government. Direct obligations of and securities guaranteed by the U.S. government are subject to variations in market value due to, among other factors, fluctuations in interest rates and changes to the financial condition or credit rating of the U.S. government.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. The maximum potential liability of the issuers of some U.S. government agencies and instrumentalities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Repurchase Agreements (All Funds). A Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, a Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

A Fund’s primary risk is that if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller’s obligation would be less than the repurchase price. If the seller becomes bankrupt, a Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer.

A Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its net assets would be so invested.

Borrowing (All Funds). Each Fund (i) may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market value, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) may pledge, hypothecate, mortgage, or otherwise encumber its assets, but only in an amount up to 10% of the value of its total assets to secure borrowings for temporary or emergency purposes, or up to 20% in connection with the purchase and sale of put and call options.

Bank Obligations (All Funds). Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a

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specified period of time. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial Paper (All Funds). Commercial paper includes short term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see “Variable and Floating Rate Demand and Master Demand Notes” below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.

Certificates Of Deposit (All Funds). Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

The Funds may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided a Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. A Fund would not own more than one such CD per issuer.

Other Mutual Funds (All Funds). Each Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act, or any exemptive order issued thereunder, and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory, and administrative fees.

Corporate Debt Securities (All Funds). A Fund’s investments in corporate debt may include U.S. dollar or foreign currency-denominated corporate bonds, debentures, notes, and other similar corporate debt instruments of domestic and foreign issuers, which meet the minimum ratings and maturity criteria established for each Fund under the direction of the Board and Teton Advisors, Inc. (the “Adviser”), Westwood Management Corp. (“Westwood” or the “Sub-Adviser”), and Gabelli Funds, LLC (together with the Sub-Adviser, the “Sub-Advisers”), if unrated, are in the Adviser’s opinion comparable in quality to rated corporate debt securities in which each Fund may invest. The rate of return or return of principal on some debt obligations in which the Funds may invest may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Equity Fund, SmallCap Equity Fund, and Mid-Cap Equity Fund may invest, in normal circumstances, up to 20%, and Mighty Mites Fund, up to 35%, of their respective total assets in U.S. dollar- and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least “BBB” by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw Hill Companies, Inc. or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody’s or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it is believed they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. (Investment grade debt securities are those which are rated at least “BBB” by S&P or “Baa” by Moody’s). The Mid-Cap Equity Fund and Equity Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated below investment grade or, if unrated, determined to be below investment grade. These investments generally carry a high degree of risk and are sometimes referred to as “high yield, high risk” securities by the investment community (see “Lower Rated Securities” below for more complete information). The Mid-Cap Equity Fund and Equity Fund will not invest in below investment grade securities which are rated below “C” by S&P or Moody’s.

Debt securities rated “BBB” by S&P or “Baa” by Moody’s are considered medium grade obligations. Securities rated “Baa” by Moody’s lack outstanding investment characteristics and in fact have speculative characteristics as well, while those rated “BBB” by S&P are regarded as having an adequate capacity to pay principal and interest. Securities rated in these categories are generally more sensitive to economic changes than higher rated securities. See the “Appendix” in this SAI for more details on the ratings of Moody’s and S&P.

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Lower Rated Securities (All Funds). Debt securities rated lower than investment grade involve much greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. They are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. In this connection, there have been recent instances of such defaults and bankruptcies which were not foreseen by the financial and investment communities. The lower quality and unrated obligations in which the Funds may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighted by large uncertainties or major risk exposures to adverse conditions. The value of such obligations may be more susceptible to real and perceived adverse economic or industry conditions than is the case of higher rated securities. The Funds are dependent on the Adviser’s and the Sub-Advisers’ judgment, analysis, and experience in the evaluation of high yield obligations. In evaluating the creditworthiness of a particular issue, whether rated or unrated, the Adviser and the Sub-Advisers will normally take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, the ability of the issuer’s management, and regulatory matters. The Adviser and the Sub-Advisers will attempt to reduce the risks of investing in lower rated or unrated obligations through active portfolio management, diversification, credit analysis, and attention to current developments and trends in the economy and the financial markets. The Funds will also take such action as they consider appropriate in the event of anticipated financial difficulties, default, or bankruptcy of the issuers of any such obligation.

Variable and Floating Rate Demand and Master Demand Notes (All Funds). A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund’s investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days’ notice, in combination with the Fund’s other investments which are not readily marketable, will be limited to an aggregate total of 10% of that Fund’s net assets.

A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

When-Issued or Delayed-Delivery Securities (All Funds). New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of a Fund’s net assets would be so committed.

Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in a Fund’s portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based on the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. When a Fund purchases securities on a forward commitment, when issued, or delayed delivery basis it does not pay for the securities until they are received, and the Fund will “earmark” on the records of the Adviser or place in a segregated account with the Fund’s custodian, cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s forward commitments, when issued or delayed delivery commitments, or to enter into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuations in the value of the Fund’s net assets and its NAV.

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Foreign Securities (All Funds). Each Fund may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate debt securities, certificates of deposit, and bankers’ acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies, and instrumentalities, international agencies and supranational entities. Each of the Mighty Mites Fund, SmallCap Equity Fund, Convertible Securities Fund, Equity Fund and Balanced Fund, may invest up to 25% of their respective total assets directly in foreign equity securities and in securities represented by European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”). The Mid-Cap Equity Fund may invest up to 10% of its total assets in foreign securities; such limitation does not include ADRs, securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission (“SEC”) and listed on a U.S. national securities exchange, and dollar-dominated securities publicly offered in the U.S. by a foreign issuer. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit of a security of a foreign issuer with a bank, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. The Intermediate Bond Fund does not expect to invest more than 25% of its assets in securities of foreign issuers.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), the impact of economic sanctions, and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these instruments, and a Fund may be prohibited from investing in such issuers. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in depositary receipts may involve many of the same special risks associated with investing in securities of foreign issuers.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of a Fund, will not occur, and shareholders bear the risk of losses arising from these or other events. There are frequently additional expenses associated with maintaining the custody of foreign investments. Expenses of maintaining custody of Fund investments are paid by each Fund. This may lead to higher expenses for funds that have foreign investments.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody, and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers, and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

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Emerging Market Securities (the Mighty Mites Fund, the SmallCap Equity Fund, the Mid-Cap Equity Fund, the Convertible Securities Fund, the Equity Fund, and the Balanced Fund). The Funds may invest in emerging market securities. Such investments involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Funds may invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, the Funds may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Zero Coupon and Payment In Kind Securities (the Mid-Cap Equity Fund, the Balanced Fund, and the Intermediate Bond Fund). A Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in kind (“PIK securities”). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Real Estate Investment Trust Securities (“REITs”) (All Funds). A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. The Funds may invest in REITs and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development, or companies whose financial prospects are deemed by the Adviser to be real estate oriented and consistent with the Fund’s investment objectives. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate and real estate loans; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type, or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and generally derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and generally derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Derivatives (All Funds). The Funds may invest in derivative securities as described below; however, none of the Funds have a present intention to utilize one or more of the various practices such that five percent or more of a Fund’s net assets will be at risk with respect to derivative practices. The successful use by a Fund of derivatives is subject to the Adviser’s ability to predict correctly movements in one or more underlying instruments, indices, stocks, the market generally, or a particular industry. The use of derivatives requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance of a Fund’s successful use of derivatives if and when utilized.

Limitations on the Purchase and Sale of Futures Contracts and Certain Options (All Funds). Subject to the guidelines of the Board, each Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options and certain currency transactions) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Fund. Each Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA and pursuant to Rule 4.5 under the CEA, certain trading restrictions are applicable to each Fund. These trading restrictions permit each Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions and options premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, each Fund is limited in its ability to invest in commodity futures and options (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, each Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage each Fund, and on each Fund’s performance.

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Call and Put Options on Specific Securities (the Mighty Mites Fund, the SmallCap Equity Fund, the Mid-Cap Equity Fund, the Convertible Securities Fund, the Equity Fund, and the Balanced Fund). These Funds may invest up to 5% of their assets, represented by the premium paid, in the purchase of call and put options on specific securities. A Fund may write (sell) “covered call” and put options on securities to the extent of 10% of the value of its net assets at the time such option contracts are written. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of a call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund’s portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the money,” respectively. A Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as a Fund’s obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the national securities exchange on which the option is written.

An options position may be closed out only where there exists a secondary market for an option of the same series on a recognized national securities exchange or in the over-the-counter market. As a result, and because of current trading conditions, the Funds expect to purchase only call or put options issued by the Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

While it may choose to do otherwise, a Fund generally purchases or writes only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts, or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

A covered call option written by a Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying security. A put option sold by a Fund is covered when, among other things, cash, cash equivalents, or U.S. government securities or other liquid debt securities are placed in a segregated account to fulfill the obligation undertaken.

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A Fund treats options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, as not readily marketable and, therefore, subject to the limitations under “Certain Fundamental Policies” below.

Stock Index Options (the Mighty Mites Fund, the SmallCap Equity Fund, the Mid-Cap Equity Fund, the Convertible Securities Fund, the Equity Fund, and the Balanced Fund). These Funds may purchase and write put and call options on stock indices listed on national securities exchanges in order to realize their investment objectives or for the purpose of hedging their portfolio. Should a Fund seek to engage in transactions concerning put and call options on stock indices, options would be purchased or written with respect to not more than 25% of the value of the Fund’s net assets. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange (“NYSE”) Composite Index, or a narrower market index such as the Standard & Poor’s 100 Stock Index. Indices may also be based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices is subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

A Fund engages in stock index option transactions only when determined by the Adviser to be consistent with the Fund’s investment objectives. There can be no assurance that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will “earmark” on the records of the Adviser or place in a segregated account with its custodian, cash or other liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or the Fund will otherwise cover the transaction. Although a Fund intends to purchase or write only those stock index options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain stock index options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. With respect to stock index options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying securities used as cover during the period it is obligated under an option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

Futures Transactions—In General (All Funds). The Funds are not commodity pools. However, the Funds may engage in futures transactions, including those relating to indices, as described below.

A Fund’s commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the CFTC in accordance with the Adviser’s filing of an exclusion from registration as a CPO. In addition, a Fund may not engage in such activities if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of a Fund’s assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

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In connection with its futures transactions, a Fund will “earmark” on the records of the Adviser or establish and maintain at its custodian bank or qualified futures commission merchant a segregated account consisting of cash or other liquid securities in an amount generally equal to the market value of the underlying commodity less any amount deposited as margin. The segregation of such assets will not have the effect of limiting a Fund’s ability to otherwise invest those assets.

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with its custodian in the broker’s name an amount of cash or cash equivalents equal to approximately 5% to 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position at the then prevailing price, which will operate to terminate the Fund’s existing position in the contract.

Although a Fund will intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

In addition, due to the risk of an imperfect correlation between securities in the Fund’s portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Fund’s portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such “over hedging” or “under hedging” may adversely affect a Fund’s net investment results if market movements are not as accurately anticipated when the hedge is established.

Interest Rate Futures Contracts (the Mid-Cap Equity Fund, the Balanced Fund, and the Intermediate Bond Fund). The Funds may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. A Fund may not purchase or sell interest rate futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated “contracts markets” which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA Certificates, and three-month U.S. Treasury Bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long term U.S. government securities and the Adviser anticipates a rise in long term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long term securities. If rates increased and the value of the Fund’s portfolio securities declined, the value of the Fund’s futures contracts would increase, thereby protecting the Fund by preventing net asset value per share (“NAV”) from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long term interest rates to decline, the Fund might enter into futures contracts for the purchase of long term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher yielding short term securities or waiting for the long term market to stabilize.

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Stock Index Futures Contracts (the Mighty Mites Fund, the SmallCap Equity Fund, the Mid-Cap Equity Fund, the Convertible Securities Fund, the Equity Fund, and the Balanced Fund). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

The Funds intend to utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

A Fund will intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. While incidental to its securities activities, a Fund may use stock index futures as a substitute for a comparable market position in the underlying securities.

There can be no assurance of a Fund’s successful use of stock index futures as a hedging device. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than the margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction. A Fund may not purchase or sell stock index futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged.

Successful use of stock index futures by a Fund also is subject to the Adviser’s ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures (All Funds). The Funds may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

The Funds may use options on futures contracts solely for bona fide hedging or other appropriate risk management purposes. If a Fund purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by a Fund for the option. If market conditions do not favor the exercise of the option, a Fund’s loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

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If a Fund writes a call (put) option on a futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, a Fund gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of securities held or to be acquired for the Fund’s portfolio. If the option is exercised, a Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, a Fund’s losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

The holder or writer of an option on futures contracts may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The risks associated with these transactions are similar to those described above with respect to options on securities. A Fund may not purchase or write options on futures if, immediately thereafter, more than 25% of its net assets would be hedged.

Forward Foreign Currency Exchange Contracts (All Funds). The Funds may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Certain types of forward foreign currency exchange contracts are now regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such forward foreign currency exchange contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on a Fund that utilizes these instruments. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short term currency market movements is not possible, and short term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.

The Funds will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The Funds will “earmark” on the records of the Adviser or the Funds’ custodian will place cash or other liquid high grade debt securities into a segregated account of a Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund’s commitments with respect to such contracts.

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The Funds generally will not enter into a forward contract with a term of greater than one year. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time.

While the Funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge or may expose the Fund to risk of foreign exchange loss.

Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps. The U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, (the “Dodd-Frank Act”) includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Funds are regulated as swaps by the CFTC or regulated as security-based swaps by the SEC.

The Dodd-Frank Act generally requires swaps and security-based swaps to be submitted for clearing to regulated clearing organization (the so-called “clearing mandate”), unless an exemption from clearing applies. Swaps and security-based swaps that are submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearing organization, as well as possible SEC- or CFTC-mandated margin requirements. Accordingly, dealers of swaps and security-based swaps (usually large commercial banks or other financial institutions) as well as other market participants will be required to post margin to the clearing organizations through which their swaps and/or security-based swaps are cleared. The SEC, CFTC and other U.S. regulators also are required to impose margin requirements on uncleared swap and uncleared security-based swap transactions. These changes with respect to clearing and margin likely will increase a dealer’s costs, and those increased costs are expected to be passed through, at least partially, to market participants, including any Fund that uses swaps or security-based swaps.

The Dodd-Frank Act also requires many swaps and security-based swaps that are currently executed on a bilateral basis in the over-the-counter market to be executed through a regulated securities, futures, or swap exchange or execution facility if those transactions are subject to the clearing mandate. Once such requirements become effective, it may be more difficult and costly for the Funds to continue to enter into customized swap or security-based swap transactions on a bilateral basis.

In addition, dealers and major participants in the over-the-counter market are required to register with the SEC and/or CFTC. Registered dealers and major participants are subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for dealers and major participants in the over-the-counter market, and such increased costs are likely to be passed through, at least partially, to market participants, including any Fund that utilizes these instruments.

The cumulative effects of the Dodd-Frank Act on swap and security-based swap transactions and on participants in the derivatives market remain uncertain.

Mortgage-Related Securities (the Mid-Cap Equity Fund, the Balanced Fund, and the Intermediate Bond Fund). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline and generally may also increase the inherent volatility of the mortgage-related security by effectively converting short term debt instruments into long term debt instruments; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the “PSA”) has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities.

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Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity and principal payment schedule. To the extent a particular CMO is issued by an investment company, a Fund’s ability to invest in such CMOs will be limited. See “Investment Restrictions” below.

Other Asset-Backed Securities (the Mid-Cap Equity Fund, the Balanced Fund, and the Intermediate Bond Fund). Other asset-backed securities (“ABS”) (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables (“CARS (SM)”). CARS (SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS (SM) are “passed through” monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust or by the existence of a subordinated class of securities. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS (SM) if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For ABS, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under “Mortgage-Related Securities.” Either the PSA model, the ABS model, or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in ABS.

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Short Sales Against the Box (the Mighty Mites Fund, Mid-Cap Equity Fund, and Convertible Securities Fund). These Funds may sell securities “short against the box.” While a short sale is the sale of a security that these Funds do not own, it is “against the box” if at all times when the short position is open, these Funds own an equal amount of securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In a short sale, the Funds do not immediately deliver the securities sold or receive the proceeds from the sale. Short sales against the box may be subject to special tax rules, one of the effects of which may be to accelerate income to the Funds.

These Funds may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Funds or security convertible into, or exchangeable for, the security, or when the Funds do not want to sell the security they own, because among other reasons, they wish to defer recognition of gain or loss for U.S. federal income tax purposes. The Funds may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Funds, because the Funds may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Lending Portfolio Securities (All Funds). To a limited extent, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 102% and 105%, respectively, of the current market value of domestic and international securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. government or agency securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 33  1⁄3% of a Fund’s total assets. From time to time, a Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Trust’s Trustees in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Trust’s Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification.

Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Illiquid Securities and Rule 144A Securities (All Funds). Each Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Board.

The Funds (except for the Mid-Cap Equity Fund) have adopted fundamental policies with respect to investments in illiquid securities. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Each Fund may invest up to 10% (except for the SmallCap Equity Fund, Mighty Mites Fund, and Convertible Securities Fund which may invest up to 15%) of its net assets in illiquid securities, including certain restricted securities issued under Section 4(2) of the Securities Act. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the 1933 Act will generally be treated as illiquid and subject to each Fund’s investment restriction on illiquid securities unless such securities are eligible for resale under Rule 144A and are deemed to be liquid in accordance with the procedures described below.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

The Adviser will monitor the liquidity of restricted securities eligible for resale under Rule 144A in a Fund’s portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of how the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities which are considered to be illiquid to assure that the total of all such Rule 144A securities held by a Fund does not exceed 10% of the Fund’s average daily net assets (except for the Mighty Mites Fund, SmallCap Equity Fund, and Convertible Securities Fund, which may invest up to 15%).

Other Investment Considerations. Investment decisions for each Fund are made independently from those of other investment advisory accounts that may be advised by the Adviser or the Sub-Advisers. However, if such other investment advisory accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Fund invests at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.

Government Intervention in Financial Markets (All Funds)

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

Recent instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.

Voters in the United Kingdom voted to leave the European Union (“Brexit”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. It is possible, that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the European Union.

Special Risks Related to Cyber Security (All Funds)

The Trust and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Trust and its service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Trust and its service providers. Cyber attacks against or security breakdowns of the Trust or its service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate each Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investments in such issuers to lose value. There can be no assurance that the Trust or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS

The Funds’ investment objectives and the following investment restrictions are fundamental and cannot be changed without the affirmative vote of the holders of a majority of each Fund’s outstanding voting securities. The term “majority,” as defined by the 1940 Act when referring to the approvals to be obtained from shareholders in connection with changing fundamental policies of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or class). Each Fund (except the Mid-Cap Equity Fund), except as otherwise indicated, may not:

1.	Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer. This restriction applies only with respect to 75% of each Fund’s total assets. For purposes of this restriction, these limitations do not apply with respect to securities issued by the U.S. government, its agencies, or instrumentalities.

2.	Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of each Fund’s total assets.

3.	Each Fund, other than the Mighty Mites Fund, may not purchase securities of any company having less than three years’ continuous operations (including operations of any predecessors) if such purchase would cause the value of a Fund’s investments in all such companies to exceed 5% of the value of its total assets.

4.	Purchase or retain the securities of any issuer if the officers or Trustees of the Funds or the officers or Directors of the Adviser who individually own beneficially more than 1⁄2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

5.	Purchase, hold, or deal in commodities or commodity contracts, but the Funds may engage in transactions involving futures contracts and related options, including the futures and related options transactions as described in this SAI.

6.	Purchase, hold, or deal in real estate, or oil and gas interests, but the Funds may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

7.	Borrow money or pledge, mortgage, or hypothecate its assets, except as described in this SAI and in connection with entering into futures contracts, but the deposit of assets in escrow in connection with the writing of covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margins for futures contracts will not be deemed to be pledges of a Fund’s assets.

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8.	Lend any funds or other assets except through the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities, or the purchase of bankers’ acceptances and commercial paper of corporations. However, each Fund may lend its portfolio securities in an amount not to exceed 33 1⁄3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust’s Trustees.

9.	Act as an underwriter of securities of other issuers.

10.	The Equity Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, including certain securities which are subject to legal or contractual restrictions on resale, if, in the aggregate, more than 10% of the value of the Fund’s net assets would be so invested. This restriction applies to those options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, which are not readily marketable.

11.	Each Fund, other than the Equity Fund, may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 10% (15% for the Mighty Mites, SmallCap Equity and Convertible Securities Funds) of the value of a Fund’s net assets would be so invested. Included in this category are “restricted” securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the 1933 Act which have been determined to be liquid pursuant to procedures established by the Board based upon the trading markets for the securities.

12.	Enter into time deposits maturing in more than seven days and time deposits maturing from two business days through seven calendar days will not exceed 10% of a Fund’s total assets.

13.	Invest in the securities of a company for the purpose of exercising management or control, but each Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

14.	Purchase securities on margin, but the Funds may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities and the Funds may make margin payments in connection with transactions in options and futures.

15.	Purchase or sell put and call options, or combinations thereof, except as set forth in this SAI.

16.	Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when a Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and repurchase agreements in respect of the foregoing.

17.	The Equity Fund shall not purchase warrants in excess of 2% of net assets. (For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Equity Fund in units or attached to securities shall not be included within this 2% restriction.) The Balanced Fund shall not invest more than 5% of its net assets in warrants, no more than 2% of which may be invested in warrants which are not listed on the New York or American Stock Exchanges.

18.	Issue senior securities.

If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values of portfolio securities or amount of total net assets will not be considered a violation of any of the foregoing restrictions, except that there is an ongoing asset coverage requirement in the case of borrowings. If the value of the Funds’ holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Funds’ Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

The Mid-Cap Equity Fund, except as otherwise indicated, may not:

1.	Issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

2.	The Mid-Cap Equity Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

3.	Make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

4.	Purchase or sell real estate, or direct or indirect interests in real estate, except as otherwise permitted by applicable law.

5.	Lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

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6.	Borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1⁄3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

7.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the 1933 Act, in selling portfolio securities.

8.	Purchase or sell commodities or commodity contracts, except as otherwise permitted by applicable law.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and Sub-Advisers and their affiliates will often have access to information concerning the portfolio holdings of the Funds. The Trust, the Adviser, and Sub-Advisers have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds’ portfolio holdings as well as portfolio trading activity of the Adviser and Sub-Advisers with respect to the Funds (collectively, “Portfolio Holdings Information”). In addition, the Trust, the Adviser, and the Sub-Advisers have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Trust’s website or filed as part of a required filing on Form N-Q or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes, which has agreed to keep such information confidential under terms approved by the Adviser’s/Sub-Advisers’ legal department or outside counsel, as described below. The Adviser or the Sub-Advisers will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Funds and their shareholders and, if a potential conflict between the Adviser’s or Sub-Advisers’ interests and the Funds’ interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered “interested persons”, as defined in the 1940 Act (the “Independent Trustees”). These policies further provide that no officer of the Trust or employee of the Adviser or Sub-Advisers shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the parent company of the Adviser.

Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Trust;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser or Sub-Advisers;

3.	To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser or Sub-Advisers. The Funds’ current service providers that may receive such information are the administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser or Sub-Advisers;

5.	To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, investment sub-adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser or Sub-Advisers and is further subject to prior approval of the Chief Compliance Officer of the Trust and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser or Sub-Advisers.

As of the date of this SAI, the Funds make information about their portfolio securities available to their administrator, sub-administrator, custodian and proxy voting service on a daily basis, with no time lag, to their typesetter on a quarterly basis with a ten day time lag, to their financial printers on a quarterly basis with a forty-five day time lag, and to their independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Funds’ sub-administrator, custodian,

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independent registered public accounting firm, and legal counsel are set forth in this SAI. The Funds’ proxy voting service is ADP Investor Communication Services. R.R. Donnelley and Data Communiqué provide typesetting services for the Funds, and the Funds select from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser or Sub-Advisers.

Other than these arrangements with the Funds’ service providers and proxy voting service, the Funds have no ongoing arrangements to make available information about the Funds’ portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Trust that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Trust, nor the Adviser or Sub-Advisers, nor any of the Adviser’s or Sub-Advisers’ affiliates, will accept on behalf of itself, its affiliates, or the Funds, any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Trust’s Chief Compliance Officer.

MANAGEMENT OF THE FUNDS

Under Massachusetts law, the Trust’s Board is responsible for establishing the Funds’ policies and for overseeing management of the Funds. The Board also elects the Trust’s officers who conduct the daily business of the Funds. Information pertaining to the Trustees and Executive Officers of the Funds is set forth below.

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex[3] Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years[4]
INDEPENDENT TRUSTEES:
Anthony J. Colavita[5] Trustee Age: 81	Since 1994	36	President of the law firm of Anthony J. Colavita, P.C.	–

James P. Conn Trustee Age: 79	Since 1994	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	–

Werner J. Roeder, MD Trustee Age: 76	Since 1994	23	Practicing private physician; Former Medical Director of Lawrence Hospital(1999-2014)	–

Salvatore J. Zizza[5,6] Trustee Age: 71	Since 2004	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing) Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

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Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 65	Since 1994	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Agnes Mullady Treasurer and Principal Financial Officer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Andrea R. Mango Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

1	Address: One Corporate Center, Rye, NY 10580-1422.
2	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. Each Officer will hold office for an indefinite term until he resigns or retires or until his or her successor is elected and qualified.
3	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as Amended (the “1934 Act”) (i.e. public companies) or other investment companies registered under the 1940 Act.
5	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of the GAMCO Mathers Fund, the Comstock Capital Value Fund, the Gabelli Go Anywhere Trust and Gabelli NextShares Trust, which are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Adviser.
6	On September 9, 2015, Mr. Zizza entered into a settlement with the Securities and Exchange Commission (the “SEC”) to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Funds. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b-2-2 of the Securities Exchange Act of 1934.

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The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the Sub-Advisers, the sub-administrator, other service providers, counsel and the Trust’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Trustee’s ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty-five years of experience. He is Chairman of the Trust’s Audit and Nominating Committees, and is a member of the Trust’s ad hoc Proxy Voting Committee. Mr. Colavita serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor’s degree from Fairfield University and his Juris Doctor from Fordham University School of Law.

James P. Conn. Mr. Conn is the Chairman of the Trust’s ad hoc Proxy Voting Committee, and a member of the Trust’s Audit and Nominating Committees. He also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Werner J. Roeder, MD. Dr. Roeder is a practicing private physician with over forty-five years of experience and former Medical Director of Lawrence Hospital Center in Bronxville, New York. As Vice President of Medical Affairs at Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Trust’s Nominating, Audit, and ad hoc Proxy Voting Committees, and a member of both multi-fund ad hoc Compensation Committees. Dr. Roeder also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. He also serves as the Lead Independent Trustee of the Trust. He is a member of the Fund’s Audit Committee and has been designated as the audit committee financial expert. Mr. Zizza is also a member of the Trust’s ad hoc Pricing Committee and both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, he is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Zizza as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Trust. The Board also has an ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Trust’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Trust. The ad hoc Proxy Voting Committee meets periodically on an as-needed basis to consider such matters. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating

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to compensation of the Chief Compliance Officer for all the funds in the Gabelli/GAMCO Fund Complex. (The Gabelli/GAMCO Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds, and some of the Trust’s Trustees may from time to time also serve on this separate committee).

All of the Trust’s Trustees are independent, and the Board believes they are able to provide effective oversight of the Trust’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Trust’s operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Adviser, the Sub-Advisers, the sub-administrator and the officers of the Trust are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Trust through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, being undertaken by the Trust, and the Audit Committee discusses the Trust’s risk management and controls with the independent registered public accounting firm engaged by the Trust. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Trust’s Chief Compliance Officer regarding compliance matters relating to the Trust and its major service providers, including results of the implementation and testing of the Trust’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Trust’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Trust because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Standing Board Committees

The Board has established two standing committees in connection with its governance of the Trust: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Trust does not have a standing Compensation Committee (although some of the individuals who are Trustees of the Funds participate in multi-fund ad hoc Compensation Committees described above).

The Trust’s Audit Committee consists of four members: Messrs. Colavita (Chairman), Conn, Roeder, and Zizza, who are Independent Trustees. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 16, 2016. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Trust, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and to act as a liaison between the Board and the Trust’s independent registered public accounting firm. During the fiscal year ended September 30, 2016, the Audit Committee met twice.

The Trust’s Nominating Committee consists of three members: Messrs. Colavita (Chairman), Conn, and Roeder, who are Independent Trustees of the Trust. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Nominating Committee did not meet during the fiscal year ended September 30, 2016.

The ad hoc Proxy Voting Committee consists of three members: Messrs. Conn (Chairman), Colavita, and Roeder, who are Independent Trustees of the Trust. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended September 30, 2016.

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Trustee Ownership of Trust Shares

Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Gabelli/GAMCO Fund Complex beneficially owned by each Trustee as of December 31, 2016.

Name of Trustee	Fund	Dollar Range of Equity Securities Held in each Fund	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
INDEPENDENT TRUSTEES:
Anthony J. Colavita

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

		E D A D A D C	E

James P. Conn

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

		A A A A A A A	E

Werner J. Roeder, MD

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

		D A A D D A A	E

Salvatore J. Zizza

TETON Westwood Mighty Mites Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

		A A A A A A A	E

*	Key to Dollar Ranges- Information as of December 31, 2016
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

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Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2016, by certain Independent Trustees or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$6,697		*
Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$7		*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$951,130		*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,278,472		*
Salvatore J. Zizza	Same	Gabelli Performance Partners L.P.	Limited Partnership Interests	$304,747		*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Trustee and Officer Compensation

All of the Trustees were elected at a meeting of shareholders held on September 30, 1994, except Mr. Zizza, who was elected by the Board and began serving on the Board on February 24, 2004. Ordinarily, there will be no further meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the Trust’s outstanding shares may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. In accordance with the 1940 Act and the Trust’s Amended and Restated Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust’s outstanding shares.

The Trust does not pay any remuneration to its officers and Trustees other than fees and expenses to Trustees who are not affiliated with the Adviser, Sub-Advisers or G.distributors, LLC. (the “Distributor” or “G.distributors”). Each Trustee is paid an annual fee of $9,000 and $2,000 for each meeting attended in person and by telephone, including Committee meetings. The Lead Independent Trustee receives an additional $2,000 per annum and the Chairman of the Audit Committee receives an annual fee of $3,000. A Trustee may receive a single meeting fee, allocated among participating funds in the Fund Complex, for attending certain meetings held on behalf of multiple funds.

COMPENSATION TABLE

Aggregate Compensation

from Registrant

(Fiscal Year)

The following table sets forth certain information regarding the compensation of the Trust’s Trustees. No Executive Officer or person affiliated with the Trust received compensation in excess of $60,000 from the Trust for the fiscal year ended September 30, 2016.

Name of Person and Position	Aggregate Compensation From the Trust	Aggregate Compensation From the Trust and Fund Complex*
Anthony J. Colavita Trustee	$22,500	$411,500	(36)
James P. Conn Trustee	$20,000	$255,250	(22)
Werner J. Roeder, MD Trustee	$20,000	$189,500	(23)
Salvatore J. Zizza Trustee	$21,500	$323,000	(30)

*	Represents the total compensation paid to such persons for the fiscal year ended September 30, 2016. The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same “fund complex” as the Trust because they have common or affiliated investment advisers.

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Code of Ethics

The Trust, its Adviser, its Sub-Advisers and Distributor have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Proxy Voting Policies

The Adviser

The Trust, on behalf of the Mighty Mites Fund, SmallCap Equity Fund, and Mid-Cap Equity Fund, has delegated the voting of portfolio securities to the Adviser in its capacity as the Trust’s investment adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by the Funds are to be voted in the best interests of each Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect a board of directors, to classify a board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services, Inc. (“ISS”) other third-party services, and the analysts of the Distributor, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Voting Guidelines. In these instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third-party services and the analysts of G.research, LLC (formerly, Gabelli & Company, Inc.) (“G.research”), will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services or the Adviser’s Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third-party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by G.research’s analysts. The Chief Investment Officer or G.research’s analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Adviser’s Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If the matter is one in which the interests of the clients of the Adviser may diverge, Counsel will so advise and the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

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Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Committee will cast the deciding vote. The Proxy Voting Committee will notify the Proxy Department of its decisions and the proxies will be voted accordingly.

Where a proxy proposal raises a material conflict between the interests of the Fund’s shareholders on the one hand, and those of the Funds’ Adviser and/or G.research on the other hand, the conflict will be brought to the Trust’s Proxy Voting Committee to determine a resolution.

The Sub-Adviser

The Trust, on behalf of the Equity Fund, Balanced Fund, and Intermediate Bond Fund, has delegated the voting of portfolio securities to Westwood in its capacity as the Funds’ sub-adviser. The Trust, on behalf of the Convertible Securities Fund, has delegated the voting of portfolio securities to Gabelli Funds, LLC in its capacity as that Fund’s sub-adviser. The Sub-Advisers have adopted a Proxy Voting Policy for the voting of proxies on behalf of client accounts for which the Sub-Advisers have voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

Normally, the Sub-Advisers exercise proxy voting discretion on particular types of proposals in accordance with their Proxy Voting Guidelines set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select an independent registered public accounting firm, to issue blank check preferred stock, to call for cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for mergers, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to limit shareholders’ right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit or increase executive and director pay and to opt in or out of state takeover statutes.

A Proxy Voting Committee will be notified of all proxy proposals for which the Sub-Advisers have voting discretion and will receive recommendations on how to vote from Glass Lewis, with respect to the Sub-Adviser, and ISS, with respect to Gabelli Funds, LLC, as well as any other material to assist in the proxy voting process. Once materials are received, the proxy proposals will be voted according to the Proxy Voting Guidelines, unless any member of the Proxy Voting Committee believes the Proxy Voting Guidelines are not appropriate with respect to a particular proposal. In such a case, a meeting of the Proxy Voting Committee will be called to discuss the proposal and to cast a vote. Each proposal submitted to the Proxy Voting Committee for a vote will be determined by the vote of a majority of the members present at the meeting. The Proxy Voting Committee will notify the appropriate officer of the Trust of its decisions and the proxies will be voted accordingly.

The Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. This filing for the Trust is available without charge, upon request, by calling toll free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of December 31, 2016, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of any Fund.

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership

MIGHTY MITES FUND

CLASS AAA

Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds San Francisco, CA 94105-1905	24.96%	Beneficial	†

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	22.51%	Beneficial	†

29

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership
TD Ameritrade Inc For the Exclusive Benefit of Our Clients Omaha, NE 68103-2226	7.53%	Beneficial	†

Pershing LLC Jersey City, NJ 07399-0001	6.47%	Beneficial	†

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	6.05%	Beneficial	†

CLASS A

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	15.76%	Beneficial	†

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	11.31%	Beneficial	†

Morgan Stanley Smith Barney Jersey City, NJ 07311	10.71%	Beneficial	†

Pershing LLC Jersey City, NJ 07399-0001	9.41%	Beneficial	†

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	7.13%	Beneficial	†

UBS WM USA Omni Account M/F Attn Department Manager Weehawken, NJ 07086-6761	6.97%	Beneficial	†

Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	6.73%	Beneficial	†

CLASS C

Morgan Stanley Smith Barney Jersey City, NJ 07311	17.98%	Beneficial	†

Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	16.52%	Beneficial	†

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	15.41%	Beneficial	†

UBS WM USA Omni Account M/F Attn Department Manager Weehawken, NJ 07086-6761	14.35%	Beneficial	†

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	8.98%	Beneficial	†

30

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership

Pershing LLC Jersey City, NJ 07399-0001	5.52%	Beneficial	†

Charles Schwab & Co Inc Special Custody Acct FBO Customers San Francisco, CA 94105-1905	5.43%	Beneficial	†

CLASS I

Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	36.68%	Beneficial	†

UBS WM USA Omni Account M/F Attn Department Manager Weehawken, NJ 07086-6761	21.46%	Beneficial	†

Morgan Stanley Smith Barney Jersey City, NJ 07311	11.24%	Beneficial	†

Wells Fargo Clearing Services LLC St. Louis, MO 63103-2523	9.82%	Beneficial	†

National Financial Services LLC For The Benefit Of Our Customers Jersey City, NJ 07310-2010	9.01%	Beneficial	†

SMALLCAP EQUITY FUND

CLASS AAA

Charles Schwab & Co Inc Special Custody Acct FBO Ben Of Custs Attn Mutual Funds San Francisco, CA 94105-1905	22.00%	Beneficial	†

National Financial Services LLC For The Exclusive Benefit Of Our Customers Jersey City, NJ 07310-2010	13.06%	Beneficial	†

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	5.20%	Beneficial	†

CLASS A

Morgan Stanley Smith Barney Jersey City, NJ 07311	49.62%	Beneficial	†

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	7.38%	Beneficial	†

UBS WM USA Omni Account M/F Attn Department Manager Weehawken, NJ 07086-6761	6.81%	Beneficial	†

31

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership
Charles Schwab & Co Inc San Francisco, CA 94105-1905	6.79%	Beneficial	†

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	5.45%	Beneficial	†

CLASS C

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	24.48%	Beneficial	†

UBS WM USA Omni Account M/F Attn Department Manager Weehawken, NJ 07086-6761	19.22%	Beneficial	†

Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	16.02%	Beneficial	†

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	13.02%	Beneficial	†

Morgan Stanley Smith Barney Jersey City, NJ 07311	13.00%	Beneficial	†

Charles Schwab & Co Inc San Francisco, CA 94105-1905	6.58%	Beneficial	†

CLASS I

UBS WM USA Omni Account M/F Attn Department Manager Weehawken, NJ 07086-6761	22.02%	Beneficial	†

UMB Bank NA Cust IRA FBO Nicola F. Galluccio Greenwich, CT 06830-4756	20.20%	Beneficial	†

32

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership
Nicola F. Galluccio Greenwich, CT 06830-4756	13.73%	Record

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	13.20%	Beneficial	†

Morgan Stanley Smith Barney Jersey City, NJ 07311	11.87%	Beneficial	†

Ascensus Trust Company FBO Gabelli Funds 401(K) Profit Sharing Fargo, ND 58106-0758	7.06%	Beneficial	†

MID-CAP EQUITY FUND

CLASS AAA

Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds Dept. San Francisco, CA 94105-1905	23.45%	Beneficial	†

TD Ameritrade Clearing Inc For The Benefit Of Our Clients Omaha, NE 68103-2226	22.69%	Beneficial	†

Diane M. Wehner Papalambros Anastasios Papalambros JTWROS Blauvelt, NY 10913-1247	19.95%	Record	†

Sol Englander Gertrude Englander JT TEN Lawrence, NY 11559-2513	7.26%	Record

CLASS A

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	30.10%	Beneficial	†

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager Minneapolis, MN 55402-4413	27.33%	Beneficial	†

First Clearing, LLC Saint Louis, MO 63103-2523	22.89%	Beneficial	†

Pershing LLC Jersey City, NJ 07399-0001	7.25%	Beneficial	†

CLASS C

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager Minneapolis, MN 55402-4413	62.46%	Beneficial	†

Wells Fargo Clearing Services LLC St. Louis, MO 63103-2523	11.01%	Beneficial	†

33

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership
Bridget Murphy TTEE Thomas Murphy TTEE Bridget Murphy Trust Blauvelt, NY 10913-1622	7.43%	Beneficial	†

Wells Fargo Clearing Services LLC Saint Louis, MO 63103-2523	5.42%	Beneficial	†

CLASS I

Nicola F. Galluccio Greenwich, CT 06830-4756	76.95%	Record

Ascensus Trust Co FBO Gabelli Funds 401K Fargo, ND 58106-0758	8.13%	Beneficial	†

GPJ Retirement Partners LLC Rye, NY 10580	6.75%	Beneficial	†

Teton Advisers Inc. Attn Nick Damiano Rye, NY 10580	6.64%	Beneficial	†

CONVERTIBLE SECURITIES FUND

CLASS AAA

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	20.65%	Beneficial	†

Charles Schwab & Co Inc. Special Custody Acct FBO Ben Of Custs Attn Mutual Funds San Francisco, CA 94105-1905	20.46%	Beneficial	†

CLASS A

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	62.75%	Beneficial	†

Pershing LLC Jersey City, NJ 07399-0001	22.13%	Beneficial	†

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer Saint Louis, MO 63103-2523	5.61%	Beneficial	†

CLASS C

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	25.74%	Beneficial	†

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	22.91%	Beneficial	†

34

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership
Pershing LLC Jersey City, NJ 07399-0001	22.41%	Beneficial	†

35

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership
Oppenheimer & Co. Inc. FBO Lorraine Whalen Lorraine Whalen TTEE Palm Bch Gdns, FL 33418-4640	18.36%	Beneficial	†

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	6.29%	Beneficial	†

CLASS I

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	35.85%	Beneficial	†

Ascensus Trust Company FBO Gabelli Funds 401(K) Profit Sharing Fargo, ND 58106-0758	31.97%	Beneficial	†

UMB Bank NA Cust Sep IRA FBO Exclusive Benefit of Customer Salt Lake City, UT 84171-0530	18.94%	Beneficial	†

UMB Bank NA Cust IRA FBO Saint Louis, MO 63127-1650	8.02%	Beneficial	†

EQUITY FUND

CLASS AAA

Charles Schwab & Co Inc. Special Custody Acct FBO Ben Of Custs Attn Mutual Funds San Francisco, CA 94105-1905	21.38%	Beneficial	†

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	16.07%	Beneficial	†

CLASS A

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	72.15%	Beneficial	†

Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA 94105-1905	8.34%	Beneficial	†

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	7.27%	Beneficial	†

36

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership

CLASS C

Morgan Stanley Smith Barney Jersey City, NJ 07311	57.14%	Beneficial	†

Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	23.79%	Beneficial	†

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	9.38%	Beneficial	†

CLASS I

UBS WM USA Omni Account M/F Attn Department Manager Weehawken, NJ 07086-6761	28.20%	Beneficial	†

Ascensus Trust Company FBO Gabelli Funds 401(K) Profit Sharing Fargo, ND 58106-0758	14.93%	Beneficial	†

Mary Kachadurian Margaret L. Barpal Ten by Ent Venice, FL 34292-6031	14.21%	Record

Morgan Stanley Smith Barney Jersey City, NJ 07311	13.87%	Beneficial	†

Ascensus Trust Company FBO Critical Link, LLC, 401K Profit Sharing Fargo, ND 58106-0758	13.03%	Beneficial	†

Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	8.07%	Beneficial	†

BALANCED FUND

CLASS AAA

Charles Schwab & Co Inc. Special Custody Acct FBO Ben Of Custs Attn Mutual Funds San Francisco, CA 94105-1905	37.73%	Beneficial	†

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	11.45%	Beneficial	†

CLASS A

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	21.81%	Beneficial	†

Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA 94105-1905	20.16%	Beneficial	†

37

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	14.72%	Beneficial	†

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	13.95%	Beneficial	†

Pershing LLC Jersey City, NJ 07399-0001	9.91%	Beneficial	†

UBS WM USA Omni Account M/F Attn Department Manager Weehawken, NJ 07086-6761	6.09%	Beneficial	†

CLASS C

Morgan Stanley Smith Barney Jersey City, NJ 07311	29.24%	Beneficial	†

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	26.84%	Beneficial	†

Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA 94105-1905	11.45%	Beneficial	†

Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers Jacksonville, FL 32246-6484	10.19%	Beneficial	†

UBS WM USA Omni Account M/F Attn Department Manager Weehawken, NJ 07086-6761	6.83%	Beneficial	†

Pershing LLC Jersey City, NJ 07399-0001	6.03%	Beneficial	†

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	5.19%	Beneficial	†

CLASS I

UBS WM USA Omni Account M/F Attn Department Manager Weehawken, NJ 07086-6761	41.89%	Beneficial	†

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	31.44%	Beneficial	†

Ascensus Trust Company FBO Gabelli Funds 401(K) Profit Sharing Fargo, ND 58106-0758	14.47%	Beneficial	†

38

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership
Morgan Stanley Smith Barney Jersey City, NJ 07311	8.96%	Beneficial	†

INTERMEDIATE BOND FUND

CLASS AAA

UMB Bank NA Cust Rollover IRA FBO Charles Robert Chaney Hagerstown, MD 21742-2561	7.10%	Beneficial	†

Ascensus Trust Company FBO Morris Pickering & Peterson, Ltd. Fargo, ND 58106-0758	6.22%	Beneficial	†

CLASS A

Pershing LLC Jersey City, NJ 07399-0001	22.56%	Beneficial	†

Raymond James Omnibus For Mutual Funds Attn Courtney Waller St. Petersburg, FL 33716-1100	19.64%	Beneficial	†

American Enterprise Inv Svcs Minneapolis, MN 55402-2405	9.29%	Beneficial	†

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	8.13%	Beneficial	†

Morgan Stanley Smith Barney Jersey City, NJ 07311	7.51%	Beneficial	†

LPL Financial San Diego, CA 92121-3091	5.41%	Beneficial	†

CLASS C

LPL Financial San Diego, CA 92121-3091	50.39%	Beneficial	†

Wells Fargo Clearing Services LLC Special Custody Acct FBO Exclusive Benefit of Customer St. Louis, MO 63103-2523	22.80%	Beneficial	†

National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 4th Fl. Jersey City, NJ 07310-2010	9.90%	Beneficial	†

Pershing LLC Jersey City, NJ 07399-0001	6.67%	Beneficial	†

CLASS I

Reliance Trust Company FBO Atlanta, GA 30362-1529	55.24%	Beneficial	†

Reliance Trust Company FBO Atlanta, GA 30362-1529	20.80%	Beneficial	†

39

Name and Address of Holder of Record	Percentage of Class	Nature of Ownership
BB&T Cust FBO National 4-H Council General Investment Chevy Chase, MD 20815-4934	14.37%	Beneficial	†

†	Beneficial Ownership is disclaimed.
*	Beneficial ownership of shares representing 25% or more of the outstanding shares of a Fund may be deemed to have control, as that term is defined in the 1940 Act.

As of December 31, 2016, as a group, the Officers and Trustees of each Fund owned less than 1% of the Mighty Mites Fund, the Equity Fund, the Balanced Fund, the Intermediate Bond Fund, and the SmallCap Equity Fund, and 1.6% of the Mid-Cap Equity Fund and 2.0% of the Convertible Securities Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Advisers

Teton Advisors, Inc. serves as the Funds’ investment adviser and administrator and as investment adviser to certain institutional accounts. As of September 30, 2016, the Adviser had $1.5 billion in assets under management. The Adviser is a Delaware corporation and was previously known as Gabelli Advisers, Inc., a company organized in 1994. The Adviser is a registered investment adviser and an affiliate of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As of September 30, 2016, Westwood Holdings Group, Inc. (“WHG”) owned 0% of the Adviser. The business address of Teton Advisors, Inc. is One Corporate Center, Rye, New York 10580. The Adviser has several affiliates that provide investment advisory services: Gabelli Funds, LLC (“Gabelli Funds”), an affiliate of the Adviser, serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $22.9 billion as of September 30, 2016; GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and The GAMCO Mathers Fund, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $16.8 billion as of September 30, 2016; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a majority-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1 billion as of September 30, 2016; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $37 million as of September 30, 2016. Each of the foregoing companies, other than the Adviser, is a subsidiary of GBL. The Adviser was spun off by GBL in March of 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc. (“GGCP”), the principal shareholder of the Adviser, as of September 30, 2016. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital. Westwood Management Corp. serves as sub-adviser to the Equity Fund, Balanced Fund, and Intermediate Bond Fund. Gabelli Funds, LLC serves as sub-adviser to the Convertible Securities Fund. The Adviser is responsible for the management of the portfolios of all other Funds in the Trust.

The Adviser currently serves as the investment adviser to all the Funds pursuant to investment advisory agreements (the “Advisory Agreements”). Pursuant to the Advisory Agreements, the Adviser furnishes a continuous investment program for the Funds’ portfolios, makes the day to day investment decisions for the Funds, arranges the portfolio transactions of the Funds, and generally manages the Funds’ investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

The Sub-Adviser is a wholly owned subsidiary of WHG, an institutional asset management company that was formed to hold all of the outstanding stock of the Sub-Adviser. WHG is listed on the NYSE and is owned by a diversified group of shareholders, including employees and directors of the company that collectively own approximately 26% of the company’s common stock. As of October 6, 2016, Gamco Asset Management, Inc. owned 7.2% of WHG. As of September 30, 2016, WHG had approximately $11.9 billion in separate accounts, including those for endowments, corporations, and institutions.

Pursuant to the sub-advisory agreement between the Trust, the Adviser and the Sub-Adviser, on behalf of the Equity Fund, Balanced Fund, and the Intermediate Bond Fund (the “Sub-Advisory Agreement”), the Sub-Adviser manages each applicable Fund’s portfolio of investments in accordance with the stated policies of each applicable Fund, subject to the oversight of the Board. The Sub-Adviser is responsible for investment decisions, and provides each applicable Fund with Investment Officers who are authorized by the Board to execute purchases and sales of securities. All purchases and sales are reported for the Trustees’ review at the meeting subsequent to such transactions.

Gabelli Funds, LLC, a New York limited liability company and registered investment adviser under the 1940 Act, serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $22.9 billion as of September 30, 2016. Gabelli Funds, LLC is a wholly owned subsidiary of GBL. Mr. Mario J. Gabelli may be deemed a “controlling person” of Gabelli Funds, LLC on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, which holds a majority of the capital stock and voting power of GBL. Gabelli Funds, LLC has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and The GAMCO Mathers Fund, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $16.8 billion as of September 30, 2016; Teton Advisors, Inc., with assets under management of approximately $1.5 billion as of September 30, 2016, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), previously, a subsidiary of GBL and currently, a majority-owned subsidiary of Associated Capital, acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1 billion as of September 30, 2016; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $37 million as of September 30, 2016. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., as of September 30, 2016. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Pursuant to the sub-advisory agreement between the Trust, the Adviser and Gabelli Funds, LLC, on behalf of the Convertible Securities Fund (the “Gabelli Sub-Advisory Agreement”), Gabelli Funds, LLC manages the Convertible Securities Fund’s portfolio of investments in accordance with the stated policies of that Fund, subject to the oversight of the Board. Gabelli Funds, LLC is responsible for investment decisions, and provides the Convertible Securities Fund with Investment Officers who are authorized by the Board to execute purchases and sales of securities. All purchases and sales are reported for the Trustees’ review at the meeting subsequent to such transactions.

40

Each Advisory Agreement, the Sub-Advisory Agreement, and the Gabelli Sub-Advisory Agreement is subject to annual approval by (i) the Board or a (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not “interested persons” (as defined pursuant to the 1940 Act) of the applicable Funds, the Adviser or Sub-Advisers, as applicable by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement, the Sub-Advisory Agreement, and the Gabelli Sub-Advisory Agreement is terminable without penalty, on sixty days’ notice, by the applicable Funds’ Board or by vote of the holders of a majority of each applicable Fund’s shares, or by the Adviser, upon not less than 60 days’ notice with respect to the Advisory Agreement for each applicable Fund. Each Advisory Agreement, the Sub-Advisory Agreement, and the Gabelli Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The fees paid to the Adviser are allocated between the classes of shares based upon the amount of assets in each such class.

As compensation for its advisory and administrative services under the Advisory Agreements, the Adviser is paid a monthly fee based on the average daily NAV of each Fund, at the following annual rates:

Fund	Annual Advisory Fee (as a percentage of average daily net assets)
Mighty Mites Fund	1.00%
SmallCap Equity Fund	1.00%
Mid-Cap Equity Fund	1.00%
Convertible Securities Fund	1.00%
Equity Fund	1.00%
Balanced Fund	0.75%
Intermediate Bond Fund	0.60%

Under the Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Equity Fund, Balanced Fund, and Intermediate Bond Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for the Funds or (ii) 35% of the net revenues to the Adviser from the Funds. Under the Gabelli Sub-Advisory Agreement, the Adviser pays Gabelli Funds, LLC out of its advisory fees with respect to the Convertible Securities Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the annual rate of 0.32% of the Convertible Securities Fund’s average net assets. With respect to the SmallCap Equity, Mid-Cap Equity, Convertible Securities, and Intermediate Bond Funds, the Board has approved expense limitation agreements under which the Adviser has contractually agreed to waive its investment advisory fees and/or reimburse the Funds’ expenses to the extent necessary to maintain the Funds’ total annual operating expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses and extraordinary expenses) at the levels set forth in the fee tables of the current prospectus until at least January 31, 2018. Thereafter, the agreement may only be terminated or amended to increase these expense caps as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the agreement prior to the expiration of its then current term. In addition, each of the SmallCap Equity, Convertible Securities and Intermediate Bond Funds has agreed, during the two year period following any waiver or reimbursement by the Adviser, and the Mid-Cap Equity Fund has agreed during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed the amount of the specified expense cap on an annualized basis.

Advisory Fees Earned and Advisory Fees Waived

and Expenses Reimbursed by Teton Advisors, Inc.

For the Year Ended September 30,

	2016		2015		2014
	Earned	Fees Waived and Expenses Reimbursed	Earned	Fees Waived and Expenses Reimbursed	Earned	Fees Waived and Expenses Reimbursed
Mighty Mites Fund	$10,284,203	$47,902	$12,824,067	N/A	$12,676,410	N/A
SmallCap Equity Fund	$221,771	$62,663	$361,767	$56,530	$443,389	$32,802
Mid-Cap Equity Fund	$43,212	$83,891	$52,596	$63,104	$33,389	$92,134
Convertible Securities Fund	$72,574	$52,910	$87,390	$32,907	$88,156	$36,616
Equity Fund	$630,149	N/A	$676,543	N/A	$717,376	N/A
Balanced Fund	$511,497	N/A	$562,743	N/A	$633,570	N/A
Intermediate Bond Fund	$118,453	$82,578	$121,899	$74,038	$132,511	$83,262

Out of these fees for the fiscal year ended September 30, 2016, the Adviser paid to the Sub-Adviser aggregate fees of $306,365. For the fiscal year ended September 30, 2016, Gabelli Funds, LLC was not the sub-adviser to the Convertible Securities Fund and, therefore, did not receive any fees from the Adviser.

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The Advisory Agreements and the Sub-Advisory Agreement were most recently approved by the Trustees, including a majority of the Independent Trustees who are not parties to such Agreements, on August 16, 2016. At that meeting, the Board reviewed the written and oral presentations provided by the Adviser and Sub-Adviser in connection with the Trustees’ consideration of the Advisory Agreements and the Sub-Advisory Agreement. A discussion regarding the basis of the Board’s approval of the Advisory Agreements and the Sub-Advisory Agreement is available in the Trust’s annual report to shareholders for the fiscal year ended September 30, 2016.

The Gabelli Sub-Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees who are not parties to such Agreements, on October 17, 2016. At that meeting, the Board reviewed the written and oral presentations provided by the Adviser and Gabelli Funds, LLC in connection with the Trustees’ consideration of the Gabelli Sub-Advisory Agreement. A discussion regarding the basis of the Board’s approval of the Gabelli Sub-Advisory Agreement is available in the Trust’s Proxy Statement filed with the SEC on November 7, 2016.

Under the Advisory Agreements, the Adviser also (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds’ Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including the Funds’ Sub-Administrator, Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Funds’ registration statement, prospectus, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds’ tax returns, and reports to each Fund’s shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the net asset value per share of each class of each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board. The Adviser has delegated its administrative duties to the sub-administrator as described below under “Sub-Administrator.”

The cost of calculating each Fund’s NAV per share is an expense payable by the Trust pursuant to each Fund’s Advisory Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, each Fund will reimburse the Adviser for such expenses up to $45,000. During the fiscal year ended September 30, 2016, the Mighty Mites Fund, the Equity Fund, and the Balanced Fund reimbursed the Adviser $45,000, $45,000, and $45,000, respectively, each in connection with the cost of computing such Fund’s NAV.

The Adviser has also entered into certain agreements with GBL, an affiliate of the Adviser, in connection with its operation of its investment advisory business. These agreements are as follows: a Transitional Administrative and Management Services Agreement (“Administrative Agreement”) and Service Mark and Name License Agreement (the “License Agreement”). Pursuant to the Administrative Agreement, GBL provides certain services to the Adviser including senior executive functions, strategic planning and general corporate management services; mutual fund administration services; treasury services, including insurance and risk management services and administration of benefits; operational and general administrative assistance including office space, office equipment, administrative personnel, payroll, and procurement services as needed; accounting and related financial services; legal, regulatory and compliance advice, including the retention of a Chief Financial Officer and a Chief Compliance Officer; and human resources functions, including sourcing of permanent and temporary employees as needed, recordkeeping, performance reviews and terminations. Effective January 1, 2011, the Administrative Agreement was amended to be based on a tiered formula as opposed to a fixed rate. Under the amended agreement, GBL is compensated by the Adviser 20 basis points annually on the first $370 million of average assets under management (“AUM”) of all of the Funds in the Trust (the “Teton funds”), 12 basis points annually on the next $630 million of average AUM in the Teton funds, and 10 basis points annually of average AUM in the Teton funds in excess of $1 billion. The License Agreement provides the Adviser and the funds that it manages the use of certain names and service marks. Pursuant to the Administrative Agreement and the License Agreement, GBL was compensated in fiscal year 2016 by the Adviser in the amount of $15,000 per month for the period from October 1, 2015 through March 31, 2016 and $25,000 per month for the remainder of the fiscal year or $240,000 for the full year, plus an average of 15.0 basis points of the average AUM in the Teton funds (pursuant to the tiered formula) for providing mutual fund administration services to these funds, or $1,709,133 for fiscal year 2016.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the

42

completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Under the Advisory Agreements, the Adviser is authorized on behalf of the Funds to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, a broker-dealer member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and an affiliate of the Adviser; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser and Sub-Advisers do not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for the Funds’ portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

The Adviser is responsible for overseeing Westwood’s activities as Sub-Adviser for the Funds it sub-advises and Gabelli Funds, LLC for the Fund it sub-advises. Westwood assumes general supervision over placing orders on behalf of such Funds for the purchase or sale of portfolio securities, the Adviser performs this function for the Mighty Mites Fund, SmallCap Equity Fund, and Mid-Cap Equity Fund, and Gabelli Funds, LLC performs this function for the Convertible Securities Fund. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Funds regarding purchases and sales of securities and options for their portfolios is that primary consideration is to seek best execution. In seeking to implement the Funds’ policies, the Adviser or Sub-Advisers effect transactions with those brokers and dealers who the Adviser or Sub-Advisers believe can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser or Sub-Advisers believe such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser or Sub-Advisers of the type described in Section 28(e) of the 1934 Act, as amended. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser or Sub-Advisers believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.

Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser or Sub-Advisers and their advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser or Sub-Advisers and their advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Funds and one or more of such other accounts, or may not specifically benefit the Funds. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser or Sub-Advisers has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser and Sub-Advisers do consider the level of services provided and, based on such determinations, the Adviser allocated brokerage commissions of $141,821 on portfolio transactions in the principal amount of $119,731,734 during the fiscal year ended September 30, 2016, to broker-dealers who provided research services to the Adviser or Sub-Advisers.

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The following tables set forth certain information regarding each Fund’s payment of brokerage commissions for the past three fiscal years:

TETON Westwood Mighty Mites Fund

	Year ended September 30	Commissions Paid
Total Brokerage Commissions

	2014	$633,903
	2015	$300,309
	2016	$249,571
Commissions paid to G.research
	2014	$131,479
	2015	$107,109
	2016	$108,700
% of Total Brokerage Commissions paid to G.research	2016	43.55%
% of Total Transactions involving Commissions effected through G.research	2016	48.29%

TETON Westwood SmallCap Equity Fund

	Year ended September 30	Commissions Paid
Total Brokerage Commissions

	2014	$20,205
	2015	$55,255
	2016	$14,854
Commissions paid to G.research
	2014	$0
	2015	$0
	2016	$0
% of Total Brokerage Commissions paid to G.research	2016	0.00%
% of Total Transactions involving Commissions effected through G.research	2016	0.00%

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TETON Westwood Mid-Cap Equity Fund

	Year ended September 30	Commissions Paid
Total Brokerage Commissions
	2014	$2,984
	2015	$2,552
	2016	$3,000
Commissions paid to G.research
	2014	$0
	2015	$0
	2016	$0
% of Total Brokerage Commissions paid to G.research	2016	0.00%
% of Total Transactions involving Commissions effected through G.research	2016	0.00%

TETON Convertible Securities Fund

	Year ended September 30	Commissions Paid
Total Brokerage Commissions
	2014	$4,335
	2015	$3,543
	2016	$7,044
Commissions paid to G.research
	2014	$2,077
	2015	$240
	2016	$265
% of Total Brokerage Commissions paid to G.research	2016	3.76%
% of Total Transactions involving Commissions effected through G.research	2016	5.96%

TETON Westwood Equity Fund

	Year ended September 30	Commissions Paid
Total Brokerage Commissions
	2014	$37,437
	2015	$17,059
	2016	$16,059
Commissions paid to G.research
	2014	$0
	2015	$0
	2016	$0
% of Total Brokerage Commissions paid to G.research	2016	0.00%
% of Total Transactions involving Commissions effected through G.research	2016	0.00%

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TETON Westwood Balanced Fund

	Year ended September 30	Commissions Paid
Total Brokerage Commissions
	2014	$23,375
	2015	$14,534
	2016	$11,805
Commissions paid to G.research
	2014	$0
	2015	$0
	2016	$0
% of Total Brokerage Commissions paid to G.research	2016	0.00%
% of Total Transactions involving Commissions effected through G.research	2016	0.00%

TETON Westwood Intermediate Bond Fund

	Year ended September 30	Commissions Paid
Total Brokerage Commissions
	2014	$0
	2015	$0
	2016	$0
Commissions paid to G.research
	2014	$0
	2015	$0
	2016	$0
% of Total Brokerage Commissions paid to G.research	2016	0.00%
% of Total Transactions involving Commissions effected through G.research	2016	0.00%

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser or Sub-Advisers but does not reduce the overall expenses of the Adviser or Sub-Advisers to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas.

The Adviser or Sub-Advisers may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Funds’ procedures contain requirements that the Board, including the Independent Trustees, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser or Sub-Advisers are also required to furnish reports and maintain records in connection with the reviews.

The Funds’ total commissions have varied over the past three years primarily related to the volume of portfolio transactions, the changes in portfolio turnover, and the changes in total net assets.

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Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates for the last two fiscal years were as follows:

Portfolio Turnover Rates

For the Year Ended September 30,

	2016	2015
TETON Westwood Mighty Mites Fund	6%	13%
TETON Westwood SmallCap Equity Fund	18%	23%
TETON Westwood Mid-Cap Equity Fund	15%	25%
TETON Convertible Securities Fund	20%	19%
TETON Westwood Equity Fund	31%	28%
TETON Westwood Balanced Fund	23%	27%
TETON Westwood Intermediate Bond Fund	48%	65%

During the fiscal year ended September 30, 2016, the Funds did not purchase securities of their regular broker-dealers or their parent companies.

PORTFOLIO MANAGERS

The information below provides summary information regarding the individuals identified in the prospectus as primarily responsible for day to day management of the Funds (“Portfolio Managers”). All asset information is as of September 30, 2016.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

EXCLUDES TETON WESTWOOD MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA[1]	Registered Investment Companies:	26	$21.2 billion	6	$5.1 billion
	Other Pooled Investment Vehicles:	29	$1.2 billion	18	$1.1 billion
	Other Accounts:	1,584	$15.0 billion	13	$1.3 billion

EXCLUDES TETON WESTWOOD MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Laura S. Linehan,CFA[1]	Registered Investment Companies:	1	$51.9 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	69	$57.7 million	0	0

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EXCLUDES TETON WESTWOOD MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Elizabeth M. Lilly, CFA[1]	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	13	$14.5 million	0	0

EXCLUDES TETON WESTWOOD MIGHTY MITES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Paul D. Sonkin[1]	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	6	$368,900	0	0

EXCLUDES TETON WESTWOOD SMALLCAP EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Nicholas F. Galluccio[2,3]	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	10	$71.5 million	0	0

EXCLUDES TETON CONVERTIBLE SECURITIES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Jane D. O’Keeffe[4]	Registered Investment Companies:	3	$366.1 million	$96.6 million	1
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	7	$5.6 million	0	0

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EXCLUDES TETON CONVERTIBLE SECURITIES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Thomas H. Dinsmore, CFA[4]	Registered Investment Companies:	3	$366.1 million	$96.6 million	1
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	5	$1.4 million	0	0

EXCLUDES TETON CONVERTIBLE SECURITIES FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James A. Dinsmore, CFA[4]	Registered Investment Companies:	3	$366.1 million	$96.6 million	1
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	3	$390,500	0	0

EXCLUDES TETON WESTWOOD EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Matthew R. Lockridge,5,6	Registered Investment Companies:	4	$470.8 million	0	0
	Other Pooled Investment Vehicles:	12	$667.2 million	0	0
	Other Accounts:	66	$3.8 billion	0	0

EXCLUDES TETON WESTWOOD EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mark R. Freeman, CFA[5,6,7]	Registered Investment Companies:	4	$2.7 billion	0	0
	Other Pooled Investment Vehicles:	11	$1.0 billion	0	0
	Other Accounts:	59	$4.6 billion	0	0

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EXCLUDES TETON WESTWOOD EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Lisa Dong, CFA[5,6]	Registered Investment Companies:	3	$410.7 million	0	0
	Other Pooled Investment Vehicles:	8	$514.7 million	0	0
	Other Accounts:	57	$3.6 billion	0	0

EXCLUDES TETON WESTWOOD EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Varun V. Singh[5,6]	Registered Investment Companies:	2	$256.5 million	0	0
	Other Pooled Investment Vehicles:	5	$435.7 million	0	0
	Other Accounts:	38	$3.2 billion	0	0

EXCLUDES TETON WESTWOOD EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Scott D. Lawson, CFA[5,6]	Registered Investment Companies:	2	$265.5 million	0	0
	Other Pooled Investment Vehicles:	5	$435.7 million	0	0
	Other Accounts:	51	$3.2 billion	0	0

EXCLUDES TETON WESTWOOD BALANCED FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Matthew R. Lockridge,5,6	Registered Investment Companies:	4	$467.9 million	0	0
	Other Pooled Investment Vehicles:	12	$667.2 million	0	0
	Other Accounts:	66	$3.8 billion	0	0

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EXCLUDES TETON WESTWOOD BALANCED FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mark R. Freeman, CFA[5,6,7]	Registered Investment Companies:	4	$2.7 billion	0	0
	Other Pooled Investment Vehicles:	11	$1.0 billion	0	0
	Other Accounts:	59	$4.6 billion	0	0

EXCLUDES TETON WESTWOOD BALANCED FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Lisa Dong, CFA[5,6]	Registered Investment Companies:	3	$407.8 million	0	0
	Other Pooled Investment Vehicles:	8	$514.7 million	0	0
	Other Accounts:	57	$3.6 billion	0	0

EXCLUDES WESTWOOD BALANCED FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Varun V. Singh[5,6]	Registered Investment Companies:	2	$253.6 million	0	0
	Other Pooled Investment Vehicles:	5	$435.7 million	0	0
	Other Accounts:	38	$3.2 billion	0	0

EXCLUDES WESTWOOD BALANCED FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Scott D. Lawson, CFA[5,6]	Registered Investment Companies:	2	$253.6 million	0	0
	Other Pooled Investment Vehicles:	5	$435.7 million	0	0
	Other Accounts:	51	$3.2 billion	0	0

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EXCLUDES WESTWOOD INTERMEDIATE BOND FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mark R. Freeman, CFA[5,6,7]	Registered Investment Companies:	4	$2.8 billion	0	0
	Other Pooled Investment Vehicles:	11	$1.0 billion	0	0
	Other Accounts:	59	$4.6 billion	0	0

EXCLUDES WESTWOOD MID-CAP EQUITY FUND:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Nicholas F. Galluccio[2,3]	Registered Investment Companies:	1	$26.9 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	10	$71.5 million	0	0

*	For each Portfolio Manager, the above chart represents the portion of assets for which the Portfolio Manager has primary responsibility in the accounts indicated. Certain assets included under “Other Accounts” may be invested in Registered Investment Companies or Other Pooled Investment Vehicles primarily managed by the Portfolio Manager and therefore may be duplicated.
1	Co-Portfolio Manager for the TETON Westwood Mighty Mites Fund.
2	Portfolio Manager for the TETON Westwood SmallCap Equity Fund.
3	Co-Portfolio Manager for the TETON Westwood Mid-Cap Equity Fund.
4	Effective October 1, 2016, Ms. Jane O’Keeffe, Mr. Thomas Dinsmore, and Mr. James Dinsmore serve as Portfolio Managers for the TETON Convertible Securities Fund.
5	Co-Portfolio Manager for the TETON Westwood Equity Fund.
6	Co-Portfolio Manager for the TETON Westwood Balanced Fund.
7	Portfolio Manager for the TETON Westwood Intermediate Bond Fund.
8	Effective January 17, 2017, Mr. Nicholas F. Galluccio serves as the portfolio manager for the Teton Westwood Mid-Cap Equity Fund.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, some of the Portfolio Managers manage multiple accounts. As a result, these Portfolio Managers will not be able to devote all of their time to management of the Fund. These Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote all of his/her attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, certain of the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Funds. In these cases, if the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund or Funds may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, the Sub-Advisers and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

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Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

Selection of Broker/Dealers. A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he/she supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser or Sub-Advisers and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of such Fund or the other accounts. Because of Mr. Gabelli’s position with the affiliated broker-dealer and his indirect ownership interest in the affiliated broker-dealer, he may have an incentive to use the affiliated broker-dealer to execute portfolio transactions for a Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he/she manage. If the structure of the Adviser’s, or Sub-Advisers’ management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser, Sub-Advisers, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, the Sub-Advisers, and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser, the Sub-Advisers, and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure for Portfolio Managers of the Adviser other than Mario J. Gabelli

The compensation of the Portfolio Managers for the Funds is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short term performance.

Compensation Structure for Mario J. Gabelli

Mr. Gabelli received incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Mighty Mites Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets

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through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

Compensation Structure for Portfolio Managers of the Sub-Advisers

Compensation for Portfolio Managers of the Sub-Advisers is composed of three components: base salary, cash incentive compensation, and equity-based incentive compensation. Base salaries are initially set to be within the market range for similar positions. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. A major component of this evaluation is the performance of stock recommendations for research analysts and portfolio performance, dispersion, and other quantitative measures for portfolio managers. While this evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, the level of compensation is not determined with specific reference to the performance of any account relative to any specific benchmark. Generally, the Sub-Advisers place greater emphasis on the Portfolio Manager’s shorter term performance in determining compensation rather than longer term performance. This evaluation places equal emphasis on the Portfolio Manager’s performance with respect to large and small accounts.

Ownership of Shares in the Funds

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by its respective portfolio managers:

Team Member	Fund	Dollar Range of Equity Securities Held in each Fund*
Mario J. Gabelli, CFA	TETON Westwood Mighty Mites Fund	F
Laura Linehan, CFA	TETON Westwood Mighty Mites Fund	B
Elizabeth M. Lilly, CFA	TETON Westwood Mighty Mites Fund	A
Paul D. Sonkin	TETON Westwood Mighty Mites Fund	A
Nicholas F. Galluccio	TETON Westwood SmallCap Equity Fund TETON Westwood Mid-Cap Equity Fund	G G
Matthew R. Lockridge	TETON Westwood Equity Fund TETON Westwood Balanced Fund	A A
Mark Freeman, CFA	TETON Westwood Equity Fund TETON Westwood Balanced TETON Westwood Intermediate Bond Fund	A A A
Varun V. Singh, CFA, PhD	TETON Westwood Equity Fund TETON Westwood Balanced Fund	A A
Lisa Dong, CFA	TETON Westwood Equity Fund TETON Westwood Balanced Fund	A A
Scott D. Lawson, CFA	TETON Westwood Equity Fund TETON Westwood Balanced Fund TETON Westwood Intermediate Bond Fund	A A B
Jane O’Keeffe	TETON Convertible Securities Fund	A
Thomas Dinsmore, CFA	TETON Convertible Securities Fund	A
James Dinsmore, CFA	TETON Convertible Securities Fund	A

*	Key to Dollar Ranges- Information as of September 30, 2016
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000

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Sub-Administrator

The Adviser has a sub-administration agreement for each of the Funds with Gabelli Funds. Gabelli Funds has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc., (the “Sub-Administrator”), which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Trust’s operations except those performed by the Adviser under its advisory agreement with the Funds; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV per share of each class of the Funds, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Board Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Trust shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and each Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Trust in a manner consistent with the requirements of the 1940 Act.

For the services it provides, Gabelli Funds pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser and its affiliates as follows: up to $10 billion: 0.0275%; $10 billion to $15 billion: 0.0125%; $15 billion to $20 billion: 0.0100%; over $20 billion: 0.008%. The Sub-Administrator’s fee is paid by Gabelli Funds and will result in no additional expenses to the Funds.

Counsel

Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC provides audit services and tax return preparation services in connection with the Funds.

Custodian, Transfer Agent, and Dividend Disbursing Agent

The Bank of New York Mellon, 2 Hanson Place, 7th Floor, Brooklyn, New York 11217,is the Custodian for the Trust’s cash and securities. Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street Bank and Trust Company (“State Street”), located at the BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Funds’ transfer agent and dividend disbursing agent for the Trust. Neither BFDS, State Street, nor The Bank of New York Mellon assists in or is responsible for investment decisions involving assets of the Trust.

Distributor

To implement the Funds’ Rule 12b-1 Plans, the Funds have entered into an Amended and Restated Distribution Agreement with the Distributor, G.distributors, a Delaware limited liability company, which is a wholly owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Funds for the continuous offering of their shares on a best efforts basis. Expenses normally attributable to the sale of Fund shares which are not paid by the Funds are paid by the Distributor. The Distributor may enter into selling agreements with registered broker-dealers (“Soliciting Broker-Dealers”) pursuant to which the Distributor may reallow the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth in the prospectus under “Classes of Shares—Sales Charge—Class A Shares.”

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Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended September 30, 2016.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
TETON Westwood Mighty Mites Fund:	$22,983	$36,126	$108,700	—
TETON Westwood SmallCap Equity Fund	$138	$0	$0	—
TETON Westwood Mid-Cap Equity Fund*	$105	$0	$0	—
TETON Convertible Securities Fund:	$0	$9	$265	—
TETON Westwood Equity Fund:	$71	$0	$0	—
TETON Westwood Balanced Fund:	$1,381	$249	$0	—
TETON Westwood Intermediate Bond Fund:	$0	$686	$0	—

Purchasers of Class A shares of the Funds may pay an up-front sales charge. Of such sales charges, certain portions are retained by the Distributor. Set forth in the table below are the amounts of sales charges paid on the purchases of Class A shares and the amounts retained by the Distributor for the past three fiscal years.

	Fiscal Year Ended September 30,	Sales Charges Paid by Fund Shareholders of Class A Shares	Amounts Retained by Distributor
TETON Westwood Mighty Mites Fund
	2014	$944,728	$121,865
	2015	$298,775	$39,178
	2016	$176,848	$23,983
TETON Westwood SmallCap Equity Fund
	2014	$10,255	$1,308
	2015	$4,390	$560
	2016	$871	$138
TETON Westwood Mid-Cap Equity Fund
	2014	$11,387	$1,547
	2015	$1,031	$128
	2016	$826	$105
TETON Convertible Securities Fund
	2014	$0	$0
	2015	$0	$0
	2016	$0	$0
TETON Westwood Equity Fund
	2014	$4,695	$607
	2015	$1,421	$430
	2016	$555	$71
TETON Westwood Balanced Fund
	2014	$11,565	$1,031
	2015	$5,676	$717
	2016	$11,096	$1,381
TETON Westwood Intermediate Bond Fund
	2014	$1,262	$302
	2015	$1,632	$151
	2016	$0	$0

DISTRIBUTION PLANS

The Funds have adopted separate distribution and service plans (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A, and Class C shares of each Fund, as applicable. Payments may be

56

made by the Funds under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Funds may finance without a distribution plan, the Funds may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly a portion of the payments by the Funds may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Funds. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds’ expense ratio. The Independent Trustees have concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Funds’ Board, including a majority of the Independent Trustees. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Trustees shall be limited to the Independent Trustees.

The Trust has entered into an Amended and Restated Distribution Agreement (the “Distribution Agreement”) with the Distributor authorizing payments to the Distributor at the following annual rates, based on each Fund’s average daily net assets:

	Share Class	Rule 12b-1 Distribution Fees (as a percentage of average daily net assets)	Service Fees (as a percentage of average daily net assets)
TETON Westwood Mighty Mites Fund	Class AAA	0.25%	N/A
	Class A	0.50%	N/A
	Class C	0.75%	0.25%
	Class I	N/A	N/A
TETON Westwood SmallCap Equity Fund	Class AAA	0.25%	N/A
	Class A	0.50%	N/A
	Class C	0.75%	0.25%
	Class I	N/A	N/A
TETON Westwood Mid-Cap Equity Fund	Class AAA	0.25%	N/A
	Class A	0.50%	N/A
	Class C	0.75%	0.25%
	Class I	N/A	N/A
TETON Convertible Securities Fund	Class AAA	0.25%	N/A
	Class A	0.50%	N/A
	Class C	0.75%	0.25%
	Class I	N/A	N/A
TETON Westwood Equity Fund	Class AAA	0.25%	N/A
	Class A	0.50%	N/A
	Class C	0.75%	0.25%
	Class I	N/A	N/A
TETON Westwood Balanced Fund	Class AAA	0.25%	N/A
	Class A	0.50%	N/A
	Class C	0.75%	0.25%
	Class I	N/A	N/A
TETON Westwood Intermediate Bond Fund	Class AAA	0.25%	N/A
	Class A	0.35%	N/A
	Class C	0.75%	0.25%
	Class I	N/A	N/A

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Pursuant to the Plans, the Funds pay the Distributor 0.25% and 0.50% (0.35% for Intermediate Bond Fund) of the average daily net assets of Class AAA shares and Class A shares and 1.00% of the average daily net assets of Class C shares. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA.

Distribution Expenses

Incurred for the Fiscal Year Ended September 30, 2016

	Class AAA	Class A	Class C
Mighty Mites	$635,869	$723,022	$1,788,326
SmallCap Equity	$17,369	$14,355	$26,631
Mid-Cap Equity	$4,208	$2,036	$2,596
Convertible Securities	$12,710	$4,911	$9,261
Equity	$134,982	$19,145	$8,309
Balanced	$135,335	$34,797	$52,208
Intermediate Bond	$10,828	$2,909	$8,616

During the fiscal year ended September 30, 2016, the Funds paid total distribution expenses under the Rule 12b-1 Plans then in effect of $3,648,423 to the Distributor. The Plans compensate the Distributor regardless of its expense. For the fiscal year ended September 30, 2016, the Distributor identified expenditures of approximately $57,500 for advertising and promotion, $10,100 for printing, postage and stationery, $21,600 for overhead support expenses, $434,600 for salaries of personnel of the Distributor, $3,336,900 for third party servicing fees, and $168,700 for advanced commissions.

The amounts included in the previous paragraph as third-party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board on a Fund-by-Fund basis, each of the Funds also makes payments to the providers of these programs, out of its assets other than 12b-1 payments, in amounts not greater than savings of expenses the Fund would otherwise incur in maintaining shareholder accounts for those who invest in the Funds directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than 12b-1 fees.

Pursuant to the Distribution Agreement, the Trust appoints the Distributor as its general distributor and exclusive agent for the sale of the Funds’ shares. The Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that the continuance of such agreement shall be approved at least annually (a) by the Trust’s Board, including a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of the holders of a majority of the outstanding voting securities of the Trust and by a vote of the Board. The Distribution Agreement may be terminated by either party thereto upon sixty days’ written notice.

Shares of the Funds may also be purchased through shareholder agents that are not affiliated with the Funds or the Distributor. There is no sales or service charge imposed by the Funds other than as described in the prospectus under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Funds’ shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Funds the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Trustee had a direct or indirect financial interest in the operation of the Plans or any related agreements. Those interested persons who beneficially own stock in GBL or its affiliates or are employed by one of their affiliates may be deemed to have an indirect financial interest in payments received by the Distributor under the Plans or any related agreements.

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PURCHASE AND REDEMPTION OF SHARES

Purchases. With respect to purchases by mail, checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire. Third party checks are not accepted.

With respect to purchases via telephone, you may purchase additional shares of the Funds through the Automated Clearinghouse (“ACH”) system as long as your bank is a member bank of the ACH system and you have a completed, approved Investment Plan application on file with the Transfer Agent. The funding for your purchase will be automatically deducted from your ACH eligible account you designate on the application. Your investment will normally be credited to your TETON Westwood Fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. Eastern Time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554).

With respect to minimum investments on purchases, no minimum initial investment is required for officers, Trustees, full-time employees of the Funds, other investment companies managed by the Sub-Advisers, the Adviser, the Administrator, the Distributor, or their affiliates, including members of the “immediate family” of such individuals and retirement plans and trusts for their benefit. The term “immediate family” refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children.

Redemptions. You may redeem your shares through the Distributor or the Transfer Agent. You may also redeem your shares through certain registered broker-dealers who have made arrangements with the Funds permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Plans.

Fund shares purchased by check or through the automatic investment plan will not be available for redemption for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. The Funds accept telephone requests for wire redemption in excess of $1,000, but subject to a $25,000 limitation. The Funds accept signature guaranteed written requests for redemption by bank wire without limitation. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining each Fund’s NAV per share as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the NAV of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and each Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered in that shareholder’s name, or by seeking other redress. If a Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make such Fund whole.

To minimize expenses, a Fund reserves the right to redeem, upon not less than 30 days’ notice, all shares of a Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $1,000 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

The Mighty Mites Fund, the SmallCap Equity Fund, the Mid-Cap Equity Fund, and the Convertible Securities Fund generally impose a redemption fee of 2.00% of the total redemption amount if shareholders sell or exchange shares within seven days or less after the purchase date. See “Redemption of Shares” in the Funds’ prospectus.

Breakpoints, Volume Discounts, and Sales Charge Waivers. Please read the Funds’ prospectus for information on breakpoints, Volume Discounts, and sales charge waivers, if any.

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DETERMINATION OF NET ASSET VALUE

NAV per share is calculated separately for each class of each Fund. The NAV of Class C shares of each Fund will generally be lower than the NAV of Class A, Class I, or Class AAA shares, as applicable, as a result of the higher service and distribution-related fees to which Class C shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on their respective exchanges, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.

The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Trust’s Board. Further information on fair valuation is provided in the Funds’ prospectus under “Pricing of Fund Shares.”

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which a Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on such Fund’s NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

SHAREHOLDER SERVICES

Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Funds make available to corporations a 401(k) Salary Reduction Plan. In addition, the Funds make available Individual Retirement Accounts (“IRAs,”) including IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”) and IRA “Rollover Accounts.” The Funds also make available Education Savings Plans. Education Savings Plans permit eligible individuals to contribute up to $2,000 per year per beneficiary under 18 years old. Distributions from an Education Savings Plan are generally excluded from income when used for qualified higher education expenses. The Funds also make available the Roth IRA. Unlike a traditional IRA, contributions to a Roth IRA are not deductible. However, distributions are generally excluded from income provided they occur at least five years after the creation of the IRA and are either after the individual reaches age 59-1/2, because of death or disability, or for first time home buyers’ expenses. Plan support services are also available. For details contact the Distributor by calling toll free 800-GABELLI (800-422-3554). The Funds have the right to terminate any of these plans at any time giving proper notice to existing accounts.

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Investors who wish to purchase Fund shares in conjunction with an IRA, including a SEP-IRA, Roth IRA, or education IRA may request from the Distributor forms for adoption of such plans. The Funds can also be used as vehicles for existing pension and profit-sharing plans.

A fee may be charged by the entity acting as custodian for 401(k) Plans or IRAs, payment of which could require the liquidation of shares.

SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY WHICH ACTS AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $1,000, with no minimum on subsequent purchases. The minimum initial investment for Distributor-sponsored IRAs, SEP-IRAs and Roth or Education Savings Plans with only one participant is normally $250, with no minimum on subsequent purchases.

The investor should read the Prototype Retirement Plan and the relevant form of custodial agreement for further details as to eligibility, service fees, and tax implications, and should consult a tax advisor.

TAXES

The following is a summary of certain U.S. federal income tax considerations generally affecting the Funds and their shareholders that may not be described in the prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for thorough tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, as long as it is in the best interest of its shareholders. To qualify as a regulated investment company, a Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short term capital gains over net long term capital losses), and meet certain other requirements (including diversification of assets and source of income) discussed below. By meeting these requirements, a Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains (the excess of net long term capital gains over net short term capital losses, reported by a Fund as capital gain dividends) distributed to shareholders. If a Fund does not qualify as a regulated investment company in a taxable year, it would be subject to federal and state taxation as a normal corporation. There is no assurance that a Fund will be able to make sufficient distributions each year to eliminate all taxes at the Fund level.

Each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of that Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which that Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and which are engaged in the same or similar trades or businesses, or in the securities of qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from qualified publicly traded partnerships.

If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.

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Excise Tax on Regulated Investment Companies

Amounts, other than tax exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Funds must distribute during the calendar year an amount equal to the sum of (1) at least 98% of their ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98.2% of the excess of their capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any deficiencies from distributions in such prior years.

Fund Distributions

Each Fund’s policy is to declare dividends annually, except for the Balanced and Convertible Securities Funds, which declare dividends quarterly, and the Intermediate Bond Fund, which declares dividends daily and pays them monthly. Each Fund distributes all or substantially all (and in no event less than 90%) of its investment company taxable income each year. Distributions of investment company taxable income, including net short term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net long term capital gains, if any, reported by the Funds as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of a Fund. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. Shareholders will be notified annually as to the U.S. federal tax status of distributions. Distributions are taxable to you even when paid during periods in which the share price of the Fund has declined. Tax consequences are not the primary focus of the Funds in implementing their investment objectives.

If any net capital gains are retained by the Funds for reinvestment, requiring federal income taxes thereon to be paid by it, the Funds can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by a Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Dividends of investment company taxable income paid by the Fund will generally qualify for the 70% dividends-received deduction generally available to corporate shareholders (other than certain corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends (as defined in the Code) received by the Fund from domestic corporations for the taxable year. In addition, the dividends-received deduction for a corporate shareholder will be disallowed for shareholders who do not hold their shares in a Fund for at least 46 days during the 91-day period beginning 45 days before a share in the Fund becomes ex dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction.

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular tax. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s alternative minimum tax income (“AMTI”). However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI, determined without regard to this item and the AMT net operating loss deduction) includable in AMTI.

Distributions are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

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Certain of the options, futures contracts, and forward foreign currency exchange contracts in which certain of the Funds may invest are so-called “section 1256 contracts.” With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long term and 40% short term capital gains or losses (“60/40”). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the nondeductible 4% excise tax, on October 31 of each year) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Since only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. A Fund may make one or more of the elections applicable to straddles available under the Code. If an election is made, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined pursuant to the rules applicable to the election(s) made, which may accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Investors should carefully consider the tax implications of buying shares prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distributions. Distributions by a Fund reduce the NAV of the Fund’s shares, and if a distribution reduces the NAV below a stockholder’s cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an economic or investment standpoint, it may constitute a partial return of capital.

The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, distribution of accumulated earnings or gain from the sale of stock of the PFIC (referred to as an “excess distribution”) received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.

A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to the PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires a Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income and loss with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders by a Fund that holds PFIC stock, which will be taxed to shareholders as ordinary income or long term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Funds do not expect that they will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

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The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and their required certifications regarding their status under the U.S. federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Funds with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and may be credited to a taxpayer’s overall U.S. federal tax liability if the appropriate documentation is timely provided.

Sale or Redemption of Shares

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long term or short term, generally depending upon the shareholder’s holding period for the shares. Non-corporate shareholders are currently subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than twelve months (25% in the case of certain capital gains distributions from REITs subject to depreciation recapture; zero if the taxpayer is, and would be after accounting for such gains, subject to the tax brackets below 25% for ordinary income). However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as a long term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately). An exchange from one share class within a Fund to another share class within the same Fund is not a taxable transaction, provided that such classes have identical rights with respect to Fund assets.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares unless certain conditions are met. This rule applies where shares of a Fund are exchanged within ninety days after the date they were purchased and a class of shares of a Fund is acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Foreign Shareholders

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person, and, for non-individual foreign shareholders, a 30% branch profits tax.

The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on your Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Pursuant to the rules above and subject to any applicable intergovernmental agreements, withholding under FATCA applies: (i) generally with respect to distributions from your Fund; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2019. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

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State and Local Tax Considerations

The Funds may be subject to state or local tax in jurisdictions in which a Fund is organized or may be deemed to be doing business.

Distributions may be subject to state and local income taxes. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from their treatment under the U.S. federal income tax laws.

The Funds do not intend to seek any rulings from the IRS or opinions of counsel with respect to taxes.

INFORMATION ABOUT THE FUNDS

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust’s Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board has authorized the issuance of eight series representing eight portfolios of the Trust (i.e., the Funds and the inactive Westwood Cash Management Fund). The Board may, in the future, authorize the issuance of other series of shares of beneficial interest representing shares of other investment portfolios which may consist of separate classes as in the case of the Funds. Each additional portfolio within the Trust is separate for investment and accounting purposes and is represented by a separate series of shares. Each portfolio will be treated as a separate entity for U.S. federal income tax purposes.

Except as noted below, each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Each Fund is comprised of four classes of shares of beneficial interest – “Class AAA” shares, “Class A” shares, “Class C” shares, and “Class I” shares.

All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. For example, shareholders of each Fund will vote separately by series on matters involving investment advisory contracts and shareholders of each Class will vote separately by class for matters involving the Rule 12b-1 Distribution Plan. As used in the prospectus and in this SAI, the term “majority,” when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (e.g., election of Trustees and ratification of independent accountants), means the vote of a majority of each Fund’s outstanding shares represented at a meeting. The term “majority,” as defined by the Act when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or class (e.g., approval of investment advisory contracts or changing the fundamental policies of a Fund, or approving the Plans and Distribution Agreement with respect to a class), means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or class). Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee on behalf of the Trust. The Amended and Restated Declaration of Trust provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under “Management of the Funds,” the Funds ordinarily will not hold shareholder meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Under the Amended and Restated Declaration of Trust, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee either by declaration in writing or by vote cast in person or by proxy at a meeting called for such purpose. In connection with the calling of such shareholder meetings, shareholders will be provided with communication assistance.

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Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Funds send annual and semiannual financial statements to all of their shareholders.

FINANCIAL STATEMENTS

The Funds’ Financial Statements for the fiscal year ended September 30, 2016, including the Report of PwC, independent registered public accounting firm, are incorporated by reference to the Funds’ 2016 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling 800-GABELLI (800-422-3554) or through the internet at www.gabelli.com. PwC provides audit and tax return preparation services in connection with the Funds.

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APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated:	Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

A-1

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

A-2

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-3